EXHIBIT 10.3

================================================================================




                                CREDIT AGREEMENT

                           Dated as of March 12, 1996,



                                      Among



               SHARED TECHNOLOGIES FAIRCHILD COMMUNICATIONS CORP.,


                            SHARED TECHNOLOGIES INC.,


                         THE LENDERS REFERRED TO HEREIN,


                     THE FRONTING BANKS REFERRED TO HEREIN,


                                 CREDIT SUISSE,
                        as Arranger, Administrative Agent
                              and Collateral Agent

                               CITICORP USA, INC.
                             as Documentation Agent

                                       and


                                NATIONSBANK, N.A.
                             as Documentation Agent




================================================================================
                                                        [CS&M Ref. No. 5874-122]

                                TABLE OF CONTENTS

                                                                                              Page

                                    ARTICLE I

                                   Definitions

SECTION 1.01.       Defined Terms...............................................................1
SECTION 1.02.       Terms Generally.............................................................22


                                   ARTICLE II

                                   The Credits

SECTION 2.01.       Commitments.................................................................22
SECTION 2.02.       Loans.......................................................................22
SECTION 2.03.       Borrowing Procedure.........................................................24
SECTION 2.04.       Evidence of Debt; Repayment of Loans........................................25
SECTION 2.05.       Fees........................................................................25
SECTION 2.06.       Interest on Loans...........................................................26
SECTION 2.07.       Default Interest............................................................27
SECTION 2.08.       Alternate Rate of Interest..................................................27
SECTION 2.09.       Termination and Reduction of Commitments....................................27
SECTION 2.10.       Conversion and Continuation of Term Borrowings..............................28
SECTION 2.11.       Repayment of Term Borrowings................................................29
SECTION 2.12.       Optional Prepayments........................................................30
SECTION 2.13.       Mandatory Prepayments.......................................................30
SECTION 2.14.       Reserve Requirements; Change in Circumstances...............................32
SECTION 2.15        Change in Legality..........................................................33
SECTION 2.16.       Indemnity...................................................................34
SECTION 2.17.       Pro Rata Treatment..........................................................34
SECTION 2.18.       Sharing of Setoffs..........................................................34
SECTION 2.19.       Payments....................................................................35
SECTION 2.20.       Taxes.......................................................................35
SECTION 2.21.       Assignment of Commitments Under Certain Circumstances; Duty to
                    Mitigate....................................................................37
SECTION 2.22.       Letters of Credit...........................................................38


                                   ARTICLE III

                         Representations and Warranties

SECTION 3.01.       Organization; Powers........................................................42
SECTION 3.02.       Authorization...............................................................42
SECTION 3.03.       Enforceability..............................................................43




SECTION 3.04.       Governmental Approvals......................................................43
SECTION 3.05.       Financial Statements........................................................43
SECTION 3.06.       No Material Adverse Change..................................................44
SECTION 3.07.       Title to Properties; Possession Under Leases................................44
SECTION 3.08.       Subsidiaries................................................................44
SECTION 3.09.       Litigation; Compliance with Laws............................................44
SECTION 3.10.       Agreements..................................................................44
SECTION 3.11.       Federal Reserve Regulations.................................................45
SECTION 3.12.       Investment Company Act; Public Utility Holding Company Act..................45
SECTION 3.13.       Use of Proceeds.............................................................45
SECTION 3.14.       Tax Returns.................................................................45
SECTION 3.15.       No Material Misstatements...................................................45
SECTION 3.16.       Employee Benefit Plans......................................................46
SECTION 3.17.       Environmental Matters.......................................................46
SECTION 3.18.       Insurance...................................................................46
SECTION 3.19.       Security Documents..........................................................47
SECTION 3.20.       Location of Real Property and Leased Premises...............................47
SECTION 3.21.       Labor Matters...............................................................47
SECTION 3.22.       Solvency....................................................................48


                                   ARTICLE IV

                              Conditions of Lending

SECTION 4.01.       All Credit Events...........................................................48
SECTION 4.02.       First Credit Event..........................................................49


                                    ARTICLE V

                              Affirmative Covenants

SECTION 5.01.       Existence; Businesses and Properties........................................52
SECTION 5.02.       Insurance...................................................................52
SECTION 5.03.       Obligations and Taxes.......................................................53
SECTION 5.04.       Financial Statements, Reports, etc..........................................53
SECTION 5.05.       Litigation and Other Notices................................................55
SECTION 5.06.       Employee Benefits...........................................................55
SECTION 5.07.       Maintaining Records; Access to Properties and Inspections...................55
SECTION 5.08.       Use of Proceeds.............................................................55
SECTION 5.09.       Compliance with Environmental Laws..........................................55
SECTION 5.10.       Preparation of Environmental Reports........................................56
SECTION 5.11.       Further Assurances..........................................................56
SECTION 5.12.       Fiscal Year.................................................................57
SECTION 5.13.       Interest Rate Protection Agreements.........................................57
SECTION 5.14.       Corporate Identity..........................................................57




                                   ARTICLE VI

                               Negative Covenants

SECTION 6.01.       Indebtedness................................................................57
SECTION 6.02.       Liens.......................................................................58
SECTION 6.03.       Sale and Lease-Back Transactions............................................59
SECTION 6.04.       Investments, Loans and Advances.............................................59
SECTION 6.05.       Mergers, Consolidations, Sales of Assets and Acquisitions...................60
SECTION 6.06.       Dividends and Distributions; Restrictions on Ability of Subsidiaries
                    to Pay Dividends............................................................61
SECTION 6.07.       Transactions with Affiliates................................................62
SECTION 6.08.       Business of STFI, the Borrower and the Subsidiaries.........................62
SECTION 6.09.       Other Indebtedness and Agreements...........................................62
SECTION 6.10.       Capital Expenditures........................................................63
SECTION 6.11.       Minimum EBITDA..............................................................64
SECTION 6.12.       Fixed Charge Coverage Ratio.................................................64
SECTION 6.13.       Leverage Ratio..............................................................64
SECTION 6.14        Interest Expense Coverage Ratio.............................................64
SECTION 6.15        Minimum Net Worth...........................................................64


                                   ARTICLE VII

                                Events of Default

                    Events of Default...........................................................64


                                  ARTICLE VIII

                                   The Agents

                    The Agents..................................................................66


                                   ARTICLE IX

                                  Miscellaneous

SECTION 9.01.       Notices.....................................................................68
SECTION 9.02.       Survival of Agreement.......................................................69
SECTION 9.03.       Binding Effect..............................................................69
SECTION 9.04.       Successors and Assigns......................................................69
SECTION 9.05.       Expenses; Indemnity.........................................................72
SECTION 9.06.       Right of Setoff.............................................................73
SECTION 9.07.       Applicable Law..............................................................73
SECTION 9.08.       Waivers; Amendment..........................................................73




SECTION 9.09.       Interest Rate Limitation....................................................74
SECTION 9.10.       Entire Agreement............................................................74
SECTION 9.11.       Waiver of Jury Trial........................................................74
SECTION 9.12.       Severability................................................................75
SECTION 9.13.       Counterparts................................................................75
SECTION 9.14.       Headings....................................................................75
SECTION 9.15.       Jurisdiction; Consent to Service of Process.................................75
SECTION 9.16.       Confidentiality ............................................................76


                             Exhibits and Schedules

Exhibit A                  Form of Administrative Questionnaire
Exhibit B                  Form of Assignment and Acceptance
Exhibit C                  Form of Borrowing Request
Exhibit D                  Form of Indemnity, Subrogation and Contribution Agreement
Exhibit E                  Form of Parent Guarantee Agreement
Exhibit F                  Form of Pledge Agreement
Exhibit G                  Form of Security Agreement
Exhibit H                  Form of Subsidiary Guarantee Agreement
Exhibit I-1                Form of Opinion of Gadsby & Hannah, counsel for STFI and the Borrower
Exhibit I-2                Form of Opinions of other counsel



Schedule 2.01              Lenders
Schedule 2.20              Fronting Banks
Schedule 3.08              Subsidiaries
Schedule 3.09              Litigation
Schedule 3.17              Environmental Matters
Schedule 3.18              Insurance
Schedule 3.20(b)           Leased Premises
Schedule 4.02(a)           Counsel
Schedule 4.02(q)           Existing Indebtedness
Schedule 6.01(a)           Indebtedness
Schedule 6.02              Liens
Schedule 6.04              Investments
Schedule 6.11              Minimum EBITDA
Schedule 6.13              Leverage Ratio
Schedule 6.14              Interest Expense Coverage Ratio

                                                                 CONFORMED COPY





                                    CREDIT AGREEMENT dated as of March 12, 1996,
                           among SHARED TECHNOLOGIES FAIRCHILD COMMUNICATIONS CORP., a Delaware corporation (the "Borrower"),
                           SHARED TECHNOLOGIES INC., a Delaware corporation ("STFI", which term shall, after the Merger referred to herein, include the surviving corporation in such Merger), the financial institutions from time to time party hereto, initially consisting of those financial institutions listed on Schedule 2.01 (the "Lenders"), CREDIT SUISSE, a bank organized under the laws of Switzerland, acting through its New York branch, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, the fronting banks listed on Schedule 2.20 (the "Fronting Banks"), and each of CITICORP USA, INC. and NATIONSBANK, N.A., as documentation agent (individually and collectively in such capacity, the "Documentation Agent").

                  The Borrower has requested the Lenders to extend credit in the form of (a) Tranche A Term Loans (such term and each other capitalized term used but not defined herein having the meaning assigned thereto in Article I) on the Closing Date, in an aggregate principal amount not in excess of $50,000,000, (b) Tranche B Term Loans on the Closing Date, in an aggregate principal amount not in excess of $70,000,000, (c) Revolving Loans at any time and from time to time prior to the Revolving Credit Maturity Date, in an aggregate principal amount at any time outstanding not in excess of the difference between $25,000,000 and the L/C Exposure at such time and (d) Letters of Credit at any time and from time to time prior to the Revolving Credit Maturity Date, in an aggregate stated amount at any time outstanding not in excess of $5,000,000. The proceeds of Term Loans will be used, on the Closing Date, together with a portion of the proceeds of the Discount Notes, to discharge in full the Specified Liabilities. Letters of Credit and the proceeds of Revolving Loans will be used for general corporate purposes.

                  The Lenders are willing to extend such credit to the Borrower and the Fronting Banks are willing to issue Letters of Credit for the account of the Borrower on the terms and subject to the conditions set forth herein. Accordingly, the parties hereto agree as follows:


ARTICLE I.  DEFINITIONS

                  SECTION 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below:

                  "ABR Borrowing" shall mean a Borrowing comprised of ABR Loans.

                  "ABR Loan" shall mean any ABR Term Loan or ABR Revolving Loan.

                  "ABR Revolving Loan" shall mean any Revolving Loan bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article II.

                  "ABR Term Borrowing" shall mean a Borrowing comprised of ABR Term Loans.

                  "ABR Term Loan" shall mean any Term Loan bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article II.

                  "Accreted Value" shall have the meaning assigned to such term in Section 1.01 of the Discount Note Indenture.

                  "Acquired Business" shall mean the telecommunications business of FII.

                  "Acquisition Documents" shall mean all documentation effecting or entered into in connection with (a) the FII Reorganization, including the transfer of assets and the assumption of liabilities not included in the Acquired Business from FII to RHI or other persons, or (b) the Merger, the
Section 351 Exchange and the other Acquisition Transactions.

                  "Acquisition Transactions" shall mean the acquisition by STFI of the Acquired Business in the series of transactions described in the Offering Circular, pursuant to which (a) FII and its Affiliates will consummate the FII Reorganization; (b) the Borrower will issue the Discount Notes and will receive gross proceeds of not less than $100,000,000 therefrom; (c) STFI will adopt the Amendments to Charter and Bylaws; (d) the Merger will be consummated; (e) STFI will issue to RHI, the holder of all the issued and outstanding common stock of FII, as consideration in respect of the cancellation of all such common stock in the Merger (i) the Cumulative Convertible Preferred Stock, (ii) the Special Preferred Stock and (iii) 6,000,000 shares of common stock of STFI and, immediately upon the effectiveness of the Merger, the transactions set forth in the Exchange Agreement shall be consummated; (f) RHI will cancel all preferred stock of FII held by it and the holders of all the preferred stock of FII not held by RHI will receive the Preferred Consideration in respect thereof in an aggregate amount equal to approximately $39,600,000; (g) STFI and the Borrower will consummate the Section 351 Exchange; (h) STFI will assume the Existing Indebtedness and the FII Senior Notes in an aggregate principal amount of $125,000,000, all of which will be prepaid upon the consummation of the Merger; and (i) the Borrower will in consideration of the Section 351 Exchange pay an amount to STFI sufficient to enable it to consummate the Acquisition Transactions to be consummated by it.

                  "Adjusted LIBO Rate" shall mean, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the product of
(a) the LIBO Rate in effect for such Interest Period and (b) Statutory Reserves.

                  "Administrative Agent Fees" shall have the meaning assigned to such term in Section 2.05(b).

                  "Administrative Questionnaire" shall mean an Administrative Questionnaire in the form of Exhibit A.

                  "Affiliate" shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person specified.

                  "Aggregate Revolving Credit Exposure" shall mean the aggregate amount of the Lenders' Revolving Credit Exposures.

                  "Alternate Base Rate" shall mean, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition thereof, the Alternate Base Rate shall be determined without regard to clause (b) of the preceding sentence until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

                   "Amendments to Charter and Bylaws" shall mean the amendments to charter and bylaws of STFI described in the Proxy Statement.

                  "ANSI" shall mean Access Network Services Inc., a wholly owned Subsidiary of ATG.

                  "Applicable Percentage" of any Revolving Credit Lender at any time shall mean the percentage of the Total Revolving Credit Commitment represented by such Lender's Revolving Credit Commitment. In the event the Revolving Credit Commitments shall have expired or been terminated, the Applicable Percentages shall be determined on the basis of the Revolving Credit Commitments most recently in effect, but giving effect to any subsequent assignments pursuant to Section 9.04.

                  "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Lender and an assignee, and accepted by the Administrative Agent, in the form of Exhibit B or such other form as shall be approved by the Administrative Agent.

                  "ATG" shall mean Access Telecommunication Group, L.P., a wholly owned Subsidiary of the Borrower.

                  "Board" shall mean the Board of Governors of the Federal Reserve System of the United States of America.

                  "Borrowing" shall mean a group of Loans of a single Type made by the Lenders on a single date and as to which a single Interest Period is in effect.

                  "Borrowing Request" shall mean a request by the Borrower in accordance with the terms of Section 2.03 and substantially in the form of Exhibit C.

                  "Business Day" shall mean any day other than a Saturday, Sunday or day on which banks in New York City are authorized or required by law to close; provided, however, that when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

                  "Capital Expenditures" shall mean, for any person in respect of any period, the sum of (a) the aggregate of all expenditures incurred by such person during such period that, in accordance with GAAP, are or should be included in "additions to property, plant or equipment" or similar items reflected in the statement of cash flows of such person and (b) to the extent not covered by clause (a) above, the aggregate of all expenditures by such person to acquire by purchase or otherwise the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, any other person; provided, however, that Capital Expenditures shall not include expenditures of proceeds of insurance settlements in respect of lost, destroyed or damaged assets, equipment or other property to the extent such expenditures are made to replace or repair such lost, destroyed or damaged assets, equipment or other property within 12 months of such destruction or damage.

                  "Capital Lease Obligations" of any person shall mean the obligations of such person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

                  "Capital Stock" of any person shall mean any and all shares, interests, rights to purchase, warrants, options, participation or other equivalents of or interests in (however designated) equity of such person, including any preferred stock, any limited or general partnership interest and any limited liability company membership interest, but excluding any debt securities convertible into such equity.

                  "Certificates of Designation" shall mean the respective certificates of designation establishing the Cumulative Convertible Preferred Stock and the Special Preferred Stock, in each case in substantially the form delivered to the Lenders under cover of a letter dated March 9, 1996, with no changes therefrom adverse to the Borrower or the Lenders, as amended from time to time in accordance with Section 6.09.

                  A "Change in Control" shall be deemed to have occurred if

                  (a) STFI shall fail to own directly, beneficially and of record, free and clear of any and all Liens (other than Liens in favor of the Collateral Agent pursuant to the Pledge Agreement), 100% of the issued and outstanding Capital Stock of the Borrower;

                  (b) RHI and the Management Investors (collectively, the "Designated Persons") or any combination of Designated Persons shall cease to own beneficially, directly or indirectly, in the aggregate shares representing at least 30% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of STFI;

                  (c) any person or group (within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934 as in effect on the date hereof) other than the Designated Persons shall own beneficially, directly or indirectly, shares representing more than 25% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of STFI;

                  (d) a majority of the seats (excluding vacant seats) on the board of directors of STFI shall at any time after the Closing Date have been occupied by persons who were neither (i) nominated by any one or more Designated Persons or by a majority of the board of directors of STFI nor (ii) appointed by directors so nominated;

                  (e) RHI shall fail to own at any time directly, beneficially and of record, free and clear of any and all Liens, all the Special Preferred Stock outstanding at such time;

                  (f) The Fairchild Corporation shall fail to own, directly or indirectly, beneficially and of record, free and clear of any and all Liens, at least 51% of the issued and outstanding Capital Stock of RHI or shall otherwise fail to Control RHI;

                  (g) Jeffrey J. Steiner, The Fairchild Corporation, RHI and their Affiliates collectively shall own beneficially, directly or indirectly, shares representing more than 49% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of STFI; or

                  (h) a change in control with respect to STFI or the Borrower (or similar event, however denominated) shall occur under and as defined in any Certificate of Designation or in any indenture or agreement in respect of Indebtedness in an aggregate outstanding principal amount in excess of $1,000,000 to which STFI, the Borrower or any Subsidiary is party.

                  "Closing Date" shall mean a single date (which shall in no event be later than April 15, 1996) on which the initial Credit Event occurs hereunder.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to ---- time.

                  "Collateral" shall mean all the "Collateral" as defined in any Security Document.

                  "Commitment Fee" shall have the meaning assigned to such term in Section 2.05(a).

                  "Commitments" shall mean, with respect to any Lender, such Lender's Revolving
Credit Commitment and Term Loan Commitment.

                  "Confidential   Information   Memorandum"   shall   mean   the
Confidential Information Memorandum of the Borrower dated February, 1996.

                  "Consolidated Cash Interest Expense" shall mean, with respect to STFI, the Borrower and the Subsidiaries on a consolidated basis for any period, Consolidated Interest Expense for such period less the sum of (a) pay-in-kind or accreted Consolidated Interest Expense not involving any payment of cash, (b) to the extent included in Consolidated Interest Expense, the amortization of fees paid by STFI, the Borrower or any Subsidiary on or prior to the Closing Date in connection with the Acquisition Transactions or in connection with the incurrence of any Indebtedness incurred after the Closing Date and (c) the amortization of debt discounts, if any, or fees in respect of Interest Rate Protection Agreements.

                   "Consolidated Current Assets" shall mean, with respect to STFI, the Borrower and the Subsidiaries on a consolidated basis at any date of determination, all assets (other than cash and Permitted Investments or other cash equivalents) that would, in accordance with GAAP, be classified on a consolidated balance sheet of STFI, the Borrower and the Subsidiaries as current assets at such date of determination.

                  "Consolidated Current Liabilities" shall mean, with respect to STFI, the Borrower and the Subsidiaries on a consolidated basis at any date of determination, all liabilities that would, in accordance with GAAP, be classified on a consolidated balance sheet of STFI, the Borrower and the Subsidiaries as current liabilities at such date of determination, other than
(a) the current portion of long-term Indebtedness, (b) accruals of Consolidated Interest Expense (excluding Consolidated Interest Expense that is due and unpaid), (c) Revolving Loans classified as current and (d) accruals of transaction costs resulting from the Acquisition Transactions.

                  "Consolidated Interest Expense" shall mean, with respect to STFI, the Borrower and the Subsidiaries on a consolidated basis for any period, interest and fees accrued, accreted or paid by STFI, the Borrower and the Subsidiaries during such period in respect of the Indebtedness of STFI, the Borrower and the Subsidiaries, determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Working Capital" shall mean, with respect to STFI, the Borrower and the Subsidiaries on a consolidated basis at any date of determination, Consolidated Current Assets at such date of determination minus Consolidated Current Liabilities at such date of determination.

                  "Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and "Controlling" and "Controlled" shall have meanings correlative thereto.

                  "Credit Event" shall have the meaning assigned to such term in
Section 4.01.

                  "Cumulative Convertible Preferred Stock" shall mean the cumulative convertible preferred stock of STFI with an initial liquidation preference of $25,000,000 to be issued to RHI on the Closing Date pursuant to the Exchange Agreement.

                  "Debt Service" shall mean, with respect to STFI, the Borrower and the Subsidiaries on a consolidated basis for any period, the sum of (a) Consolidated Cash Interest Expense of STFI, the Borrower and the Subsidiaries for such period plus (b) scheduled principal amortization of Total Debt for such period (whether or not such payments are made).

                  "Default" shall mean any event or condition which upon notice, lapse of time or both would constitute an Event of Default.

                  "Discount Exchange Notes" shall mean senior subordinated discount notes of the Borrower issued in exchange for Discount Notes on terms substantially identical to the terms of the Discount Notes.

                  "Discount Note Guarantees" shall mean the senior subordinated Guarantees of the Discount Notes by the Guarantors given on the Closing Date on terms satisfactory to the Lenders and any subsequent senior subordinated Guarantees by the Guarantors on terms no less favorable to the Guarantors and the Lenders of the Indebtedness of the Borrower under the Discount Notes or the Discount Exchange Notes.

                  "Discount Note Indenture" shall mean the indenture pursuant to which the Discount Notes are issued, in substantially the form of the draft of March 8, 1996, thereof, delivered to the

Lenders under cover of a letter dated March 9, 1996, with no changes therefrom adverse to the Borrower or the Lenders, as amended from time to time in accordance with Section 6.09.

                  "Discount Note Value" shall mean at any time the Accreted Value at such time of the Discount Notes issued on the Closing Date (assuming such Discount Notes remained outstanding at such time) minus the aggregate amount at such time of the Accreted Value of Discount Notes and Discount Exchange Notes repaid or prepaid on or prior to such time (calculated assuming the applicable original Discount Notes remained outstanding until such time.)

                  "Discount Notes" shall mean the Senior Subordinated Discount Notes of the Borrower issued pursuant to the Discount Note Indenture.

                  "dollars" or "$" shall mean lawful money of the United States of America.

                  "EBITDA" shall mean, with respect to STFI, the Borrower and the Subsidiaries on a consolidated basis for any period, the net income of STFI, the Borrower and the Subsidiaries on a consolidated basis for such period plus, to the extent deducted in computing such consolidated net income, without duplication, the sum of (a) income tax expense, (b) interest expense, (c) depreciation and amortization expense, (d) any extraordinary or non-recurring losses and (e) other noncash items reducing consolidated net income, minus, to the extent added in computing such consolidated net income, without duplication, the sum of (i) interest income, (ii) any extraordinary or non-recurring gains and (iii) other noncash items increasing consolidated net income, determined on a consolidated basis in accordance with GAAP.

                  "ECF Percentage" shall mean 75%, except that if the Leverage Ratio as of the December 31 immediately preceding any date on which a prepayment is to be made pursuant to Section 2.13(c) shall be less than 4.00, the "ECF Percentage" applicable to such prepayment shall be 50%.

                  "environment" shall mean ambient air, surface water and groundwater (including potable water, navigable water and wetlands), the land surface or subsurface strata, the workplace or as otherwise defined in any Environmental Law.

                  "Environmental Claim" shall mean any written accusation, allegation, notice of violation, claim, demand, order, directive, cost recovery action or other cause of action by, or on behalf of, any Governmental Authority or any person for damages, injunctive or equitable relief, personal injury (including sickness, disease or death), Remedial Action costs, tangible or intangible property damage, natural resource damages, nuisance, pollution, any adverse effect on the environment caused by any Hazardous Material, or for fines, penalties or restrictions, resulting from or based upon: (a) the existence, or the continuation of the existence, of a Release (including sudden or non-sudden, accidental or non-accidental Releases); (b) exposure to any Hazardous Material; (c) the presence, use, handling, transportation, storage, treatment or disposal of any Hazardous Material; or (d) the violation or alleged violation of any Environmental Law or Environmental Permit.

                  "Environmental Law" shall mean any and all applicable present and future treaties, laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, Release or threatened Release of any Hazardous Material or to health and safety matters.

                  "Environmental  Permit"  shall  mean  any  permit,   approval,
authorization, certificate, license, variance, filing or permission required by or from any Governmental Authority pursuant to any Environmental Law.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

                  "ERISA Affiliate" shall mean any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code, or solely for purposes of
Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

                  "ERISA  Event"  shall  mean  (a) any  "reportable  event",  as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan; (b) the adoption of any amendment to a Plan that would require the provision of security pursuant to Section 401(a)(29) of the Code or
Section 307 of ERISA; (c) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or
Section 302 of ERISA), whether or not waived; (d) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (e) the incurrence of any liability under Title IV of ERISA with respect to the termination of any Plan or the withdrawal or partial withdrawal of the Borrower or any of its ERISA Affiliates from any Plan or Multiemployer Plan; (f) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (g) the receipt by the Borrower or any ERISA Affiliate of any notice concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA; (h) the occurrence of a "prohibited transaction" with respect to which the Borrower or any of its Subsidiaries is a "disqualified person" (within the meaning of Section 4975 of the Code) or with respect to which the Borrower or any such Subsidiary could otherwise be liable; and (i) any other event or condition with respect to a Plan or Multiemployer Plan that could reasonably be expected to result in liability of the Borrower.

                  "Eurodollar Borrowing" shall mean a Borrowing comprised of Eurodollar Loans.

                  "Eurodollar Loan" shall mean any Eurodollar Revolving Loan or Eurodollar Term Loan.

                  "Eurodollar Revolving Loan" shall mean any Revolving Loan bearing interest at a rate determined by reference to the Adjusted LIBO Rate in accordance with the provisions of Article II.

                  "Eurodollar Term Borrowing" shall mean a Borrowing comprised of Eurodollar Term Loans.

                  "Eurodollar Term Loan" shall mean any Term Loan bearing interest at a rate determined by reference to the Adjusted LIBO Rate in accordance with the provisions of Article II.

                  "Event of Default" shall have the meaning assigned to such term in Article VII.

                  "Excess Cash Flow" shall mean, with respect to STFI, the Borrower and the Subsidiaries on a consolidated basis for any fiscal year, EBITDA of STFI, the Borrower and the Subsidiaries on a consolidated basis for such fiscal year, minus, without duplication, (a) Debt Service of STFI, the Borrower and the Subsidiaries for such fiscal year, (b) Capital Expenditures by STFI, the Borrower and the Subsidiaries on a consolidated basis during such fiscal year that are paid in cash, (c) all taxes paid in cash by STFI, the Borrower and the Subsidiaries on a consolidated basis during such fiscal year,
(d) an amount equal to any increase in Consolidated Working Capital of STFI, the Borrower and the Subsidiaries during such fiscal year, (e) dividends paid by STFI (i) on the Cumulative Convertible Preferred Stock during such fiscal year in an aggregate amount not in excess of $1,500,000 and (ii) on the Series C Preferred Stock of STFI and the Series D Preferred Stock of STFI during such fiscal year in an aggregate amount not in excess of $400,000, (f) cash expenditures made in respect of Interest Rate Protection Agreements during such fiscal year, to the extent not reflected in the computation of EBITDA, (g) amounts paid in cash during such fiscal year on account of items that were accounted for as noncash reductions of consolidated net income of STFI, the Borrower and the Subsidiaries in the current or a prior period, (h) any extraordinary or non-recurring loss paid in cash during such fiscal year and (i) to the extent added in determining EBITDA, all items that did not result from a cash payment to STFI, the Borrower and the Subsidiaries on a consolidated basis during such fiscal year plus, without duplication, (i) an amount equal to any decrease in Consolidated Working Capital during such fiscal year, (ii) all proceeds received during such fiscal year of Capital Lease Obligations, purchase money Indebtedness and any other Indebtedness to the extent used to finance any Capital Expenditure (other than Indebtedness under this Agreement to the extent there is no corresponding deduction to Excess Cash Flow above in respect of the use of such Borrowings for such fiscal year or any prior period), (iii) all amounts referred to in clause (b) above to the extent funded with the proceeds of the issuance of Capital Stock of STFI after the Closing Date or any amount that would have constituted Net Proceeds under clause (a) of the definition of "Net Proceeds" if not so spent, in each case to the extent there is a corresponding deduction to Excess Cash Flow above for such fiscal year or any prior period, (iv) cash payments received in respect of Interest Rate Protection Agreements during such fiscal year to the extent not included in EBITDA, (v) any extraordinary or non-recurring gain realized in cash during such fiscal year (except to the extent such gain is subject to Section 2.13(b)), (vi) to the extent subtracted in the computation of EBITDA, interest income, (vii) to the extent subtracted in determining EBITDA, all items that did not result from a cash payment by STFI, the Borrower and the Subsidiaries on a consolidated basis during such fiscal year and (viii) any cash dividends or any other cash distributions paid or made by, and received from, any Unrestricted Subsidiary or any STFI Unrestricted Subsidiary.

                  "Exchange Agreement" shall mean the Agreement to Exchange 6% Cumulative Convertible Preferred Stock and Special Preferred Stock dated as of March 1, 1996, among FII, RHI, The Fairchild Corporation and STFI.

                  "Existing Indebtedness" shall mean the existing bank and other Indebtedness of FII set forth on Schedule 4.02(q) in an aggregate principal amount not in excess of $58,000,000.

                  "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "Fee Letter" shall mean the Fee Letter dated February 15, 1996, between STFI and the Administrative Agent.

                  "Fees" shall mean the Commitment Fees, the Administrative Agent Fees, the L/C Participation Fees and the Fronting Bank Fees.

                  "Financial Officer" of any person shall mean the chief financial officer, principal accounting officer, Treasurer or Controller of such person.

                  "FII" shall mean Fairchild Industries, Inc., a Delaware Corporation.

                  "FII Reorganization" shall mean the restructuring of FII pursuant to which FII will divest all its non-telecommunications assets, as contemplated by the Offering Circular.

                  "FII Senior Notes" shall mean the 12 1/4% Senior Secured Notes due 1999 of FII.

                  "Fixed Charge Coverage Ratio" shall mean, as of the last day of any fiscal quarter, the ratio of (a) EBITDA of STFI, the Borrower and the Subsidiaries for the four-quarter period ended on such date, minus the sum for such four-quarter period of (i) Capital Expenditures, (ii) taxes paid in cash and (iii) dividends paid in cash in respect of the Cumulative Convertible Preferred Stock, to (b) Debt Service for such four-quarter period, all determined on a consolidated basis in accordance with GAAP; provided, however, that the Fixed Charge Coverage Ratio as of June 30, 1996, September 30, 1996, and December 30, 1996, shall be determined by multiplying the items referred to in clauses (a) and (b) above for the period commencing April 1, 1996, and ending as of such date by (A) 4, in the case of the quarter ending June 30, 1996, (B) 2, in the case of the two-quarter period ending September 30, 1996, and (C) 4/3, in the case of the three-quarter period ending December 31, 1996.

                  "Fronting Bank Fees" shall have the meaning assigned to such term in Section 2.05(c).

                  "GAAP" shall mean generally accepted accounting principles applied on a consistent basis.

                  "Governmental  Authority" shall mean any Federal, state, local
or  foreign  court  or  governmental  agency,   authority,   instrumentality  or
regulatory body.

                  "Guarantee" of or by any person shall mean any obligation, contingent or otherwise, of such person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness or (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such

Indebtedness; provided, however, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

                  "Guarantee   Agreements"   shall  mean  the  Parent  Guarantee
Agreement and the Subsidiary Guarantee Agreement.

                  "Guarantors" shall mean STFI and the Subsidiary Guarantors.

                  "Hazardous Materials" shall mean all explosive or radioactive substances or wastes, hazardous or toxic substances or wastes, pollutants, solid, liquid or gaseous wastes, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls ("PCBs") or PCB-containing materials or equipment, radon gas, urea formaldelyde, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

                  "Indebtedness" of any person shall mean, without  duplication,
(a) all obligations of such person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such person upon which interest charges are customarily paid, (d) all obligations of such person under conditional sale or other title retention agreements relating to property or assets purchased by such person, (e) all obligations of such person issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued obligations incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such person, whether or not the obligations secured thereby have been assumed, (g) all Guarantees by such person of Indebtedness of others, (h) all Capital Lease Obligations of such person, (i) all obligations of such person in respect of interest rate protection agreements, foreign currency exchange agreements or other interest or exchange rate hedging arrangements and (j) all obligations of such person as an account party in respect of letters of credit and bankers' acceptances. The Indebtedness of any person shall include the Indebtedness of any partnership in which such person is a general partner.

                  "Indemnity, Subrogation and Contribution Agreement" shall mean the Indemnity, Subrogation and Contribution Agreement, substantially in the form of Exhibit D, among STFI, the Borrower, the Subsidiary Guarantors and the Collateral Agent.

                  "Installment Date" shall have the meaning assigned to such term in Section 2.11.

                  "Interest Expense Coverage Ratio" shall mean, as of the last day of any fiscal quarter, the ratio of (a) EBITDA of STFI, the Borrower and the Subsidiaries for the four-quarter period ended on such date to (b) Consolidated Cash Interest Expense for the four-quarter period ended on such date, all determined on a consolidated basis in accordance with GAAP; provided, however, that the Interest Expense Coverage Ratio as of June 30, 1996, September 30, 1996, and December 31, 1996, shall be determined by multiplying the items referred to in clauses (a) and (b) above for the period commencing April 1, 1996, and ending as of such date by (i) 4, in the case of the period ending June 30, 1996, (ii) 2, in the case of the two-quarter period ending September 30, 1996, and (iii) 4/3, in the case of the three-quarter period ending December 31, 1996.

                  "Interest Payment Date" shall mean, with respect to any Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a

Eurodollar Borrowing with an Interest Period of more than three months' duration, each day that would have been an Interest Payment Date had successive Interest Periods of three months' duration been applicable to such Borrowing, and, in addition, the date of any prepayment of such Borrowing or refinancing or conversion of such Borrowing with or to a Borrowing of a different Type.

                  "Interest Period" shall mean (a) as to any Eurodollar Borrowing, the period commencing on the date of such Borrowing (or, in the case of a Term Borrowing, the last day of the preceding Interest Period applicable thereto) and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2, 3 or 6 months thereafter, as the Borrower may elect and (b) as to any ABR Borrowing, the period commencing on the date of such Borrowing (or, in the case of a Term Borrowing, the last day of the preceding Interest Period applicable thereto) and ending on the earliest of (i) the last Business Day of the next succeeding March, June, September or December, (ii) the Revolving Credit Maturity Date, the Tranche A Maturity Date or the Tranche B Maturity Date, as applicable, and (iii) the date such Borrowing is converted to a Borrowing of a different Type in accordance with Section 2.10 or repaid or prepaid in accordance with Section 2.11, 2.12 or 2.13; provided, however, that if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

                  "Interest Rate Protection Agreement" shall mean any interest rate cap agreement or other agreement or arrangement satisfactory to the Administrative Agent entered into by the Borrower designed to protect the Borrower against fluctuations in interest rates.

                  "L/C Commitment" shall mean, with respect to any Fronting Bank, the commitment of such Fronting Bank to issue Letters of Credit pursuant to Section 2.22.

                  "L/C Disbursement" shall mean a payment or disbursement made by a Fronting Bank pursuant to a Letter of Credit.

                  "L/C Exposure" shall mean at any time the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus
(b) the aggregate principal amount of all L/C Disbursements that have not yet been reimbursed at such time. The L/C Exposure of any Revolving Credit Lender at any time shall mean its Applicable Percentage of the aggregate L/C Exposure at such time.

                  "L/C Participation Fee" shall have the meaning assigned to such term in Section 2.05(c).

                  "Letter of Credit" shall mean any letter of credit issued pursuant to Section 2.22.

                  "Leverage Ratio" shall mean, as of the last day of any fiscal quarter, the ratio of (a) Total Debt as of such date to (b) EBITDA of STFI, the Borrower and the Subsidiaries for the four-quarter period ended on such date, all determined on a consolidated basis in accordance with GAAP; provided however, that the Leverage Ratio as of September 30, 1996, and December 31, 1996, shall be determined by multiplying EBITDA for the period commencing April 1, 1996, and ending as of such date by (i) 2, in the case of the two-quarter period ending September 30, 1996, and (ii) 4/3, in the case of the three-quarter period ending December 31, 1996.

                  "LIBO Rate" shall mean, with respect to any Eurodollar Borrowing for any Interest Period, the rate (rounded upwards, if necessary, to the next 1/16 of 1%) at which deposits in dollars for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent to first class banks in the London interbank market in immediately available funds at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

                  "Lien" shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

                  "Loan Documents" shall mean this Agreement, the Letters of Credit, the Guarantee Agreements, the Security Documents and the Indemnity, Subrogation and Contribution Agreement.

                  "Loan Parties" shall mean the Borrower and the Guarantors.

                  "Loans" shall mean the Revolving Loans and the Term Loans.

                  "Management Investors" shall mean members of management of STFI, the Borrower and the Subsidiaries holding directly voting stock of STFI, or options to acquire such stock, on the Closing Date.

                  "Margin Stock" shall have the meaning assigned to such term in Regulation U.

                  "Material Adverse Effect" shall mean (a) a materially adverse effect on the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and the Subsidiaries, taken as a whole, or of STFI or, on or prior to the Closing Date, of the Acquired Business, (b) any material impairment of the ability of the Borrower or any other Loan Party to perform any of its obligations under any Loan Document to which it is or will be a party or
(c) any material impairment of the rights of or benefits available to the Lenders under any Loan Document.

                  "Merger" shall mean the merger of FII with and into STFI, following which STFI shall be the surviving corporation and shall change its name to Shared Technologies Fairchild Inc.

                  "Merger Agreement" shall mean the Agreement and Plan of Merger among FII, RHI, The Fairchild Corporation and STFI dated as of November 9, 1995, as amended by the First Amendment thereto dated as of February 2, 1996, the Second Amendment thereto dated as of February 23, 1996, and the Third Amendment thereto dated as of March 1, 1996.

                  "Minimum Net Worth" shall mean, as of the last day of any fiscal quarter, $75,000,000 plus (a) 75% of consolidated net income of STFI, the Borrower and the Subsidiaries (to the extent such net income is positive) for such fiscal quarter and 75% of such consolidated net income for each other prior completed fiscal quarter included in the period commencing April 1, 1996 (to the extent net income for such quarter is positive) plus (b) the aggregate amount of proceeds received by STFI in respect of the issuance of Capital Stock of STFI after the Closing Date minus (c) the aggregate amount of payments in respect of the Cumulative Convertible Preferred Stock, the Series C Preferred Stock of STFI and the Series D Preferred Stock of STFI and redemptions of Special Preferred Stock made after the Closing Date in accordance with
Section 6.06(a)(ii)(A), (C) and (D), provided that in making the foregoing calculation for any quarter in respect of which the Leverage Ratio as of the last day of such quarter shall be less than 4.00, the percentage used in clause
(a) shall be 50% rather than 75%.

                  "Multiemployer Plan" shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                  "Net Proceeds" shall mean (a) 100% of the cash proceeds actually received by STFI, the Borrower or any Subsidiary (including cash proceeds subsequently received in respect of noncash consideration initially received and including all insurance settlements and condemnation awards in any fiscal year of the Borrower but only as and when received), net of selling expenses (including reasonable broker's fees or commissions, transfer and similar taxes and the Borrower's good faith estimate of income taxes incurred in connection with the receipt of such cash proceeds) from any loss, damage, destruction or condemnation of, or any sale, transfer or other disposition (other than the sale of inventory in the ordinary course) to any person in any transaction or related series of transactions of any asset or assets of STFI, the Borrower or any Subsidiary, provided that, with respect to proceeds that would otherwise constitute Net Proceeds in an aggregate amount for any fiscal year not in excess of $250,000, such proceeds shall not constitute Net Proceeds, and provided further that proceeds from any sale, transfer or other disposition of any equity interest in STC that would otherwise constitute Net Proceeds shall not constitute Net Proceeds (i) to the extent such proceeds are in excess of $2,000,000 or (ii) in the case of the first $2,000,000 of such proceeds, to the extent such proceeds are applied to reduce outstanding Revolving Loans, (b) 100% of the cash proceeds from the incurrence, issuance or sale by STFI, the Borrower or any Subsidiary of any Indebtedness of STFI, the Borrower or any Subsidiary (other than Indebtedness permitted under Section 6.01), net of all taxes and customary fees, commissions, costs and other expenses incurred in connection with such issuance or sale or (c) 100% (or, if the Leverage Ratio as of the last day of the fiscal quarter most recently preceding the applicable date of determination shall be less than 4.00, 50%) of the cash proceeds from the issuance or sale by STFI, the Borrower or any Subsidiary (other than the issuance or sale to STFI, the Borrower or any Subsidiary) of any equity security of STFI, the Borrower or any Subsidiary (other than sales of Capital Stock of STFI to directors, officers or employees of the Subsidiaries, the Unrestricted Subsidiaries or the STFI Unrestricted Subsidiaries in connection with permitted employee compensation and incentive arrangements), net of all taxes and customary fees, commissions, costs and other expenses incurred in connection with such issuance or sale.

                  "Net Worth" shall mean, as of any date, with respect to STFI, the Borrower and the Subsidiaries, stockholders' equity of STFI, the Borrower and the Subsidiaries as of such date plus the aggregate amount of the liquidation preference of the Cumulative Convertible Preferred Stock and the Special Preferred Stock issued on the Closing Date minus the aggregate amount as of such date of the liquidation preference of all Cumulative Convertible Preferred Stock and Special Preferred Stock redeemed, cancelled or otherwise discharged after the Closing Date, all determined on a consolidated basis in accordance with GAAP.

                  "Obligations"   shall   mean  all   obligations   defined   as
"Obligations" in the Guarantee Agreements and the Security Documents.

                  "Offering Circular" shall mean the Confidential Offering Circular dated February 17, 1996, in respect of the Discount Notes, as amended through March [ ], 1996, with no changes therefrom adverse to the Borrower or the Lenders.

                  "Parent Guarantee Agreement" shall mean the Parent Guarantee Agreement, substantially in the form of Exhibit E, made by STFI in favor of the Collateral Agent for the benefit of the Secured Parties.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

                  "Perfection Certificate" shall mean the Perfection Certificate substantially in the form of Annex 2 to the Security Agreement.

                  "Permitted Business Acquisition" shall mean any acquisition of all or substantially all the assets of, or all the shares or other equity interests in, a person or division or line of business of a person (or any subsequent investment made in a previously acquired Permitted Business Acquisition) if immediately after giving effect thereto: (a) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (b) all transactions related thereto shall be consummated in accordance with applicable laws, (c) all the Capital Stock of any acquired or newly formed person shall be owned directly by the Borrower or a wholly owned Subsidiary (or, in the case of a Permitted Business Acquisition funded as contemplated by
Section 6.04(j), STFI) and all actions required to be taken, if any, with respect to such acquired or newly formed person under Section 5.11 shall have been taken, (d) any acquired assets shall be located in the United States and any acquired or newly formed person shall be incorporated or organized under the laws of the United States, any State thereof or the District of Columbia and substantially all the activities of such person shall be conducted in the United States, (e) any acquired assets shall be used in, and any acquired or newly formed person shall be engaged in the business currently conducted by STFI and its subsidiaries or by the Acquired Business and business activities reasonably incidental thereto and (f)(i) the Borrower shall be in compliance, on a pro forma basis after giving effect to such acquisition or formation, with the covenants contained in Sections 6.11, 6.12, 6.13, 6.14 and 6.15 (A) recomputed as at the last day of the most recently ended fiscal quarter of the Borrower as if such acquisition had occurred on the first day of each relevant period for testing such compliance and (B) computed for each relevant period during the remaining term of this Agreement (based, in the case of such projected periods, upon reasonable assumptions as to costs to be incurred and revenues to be realized from such acquisition or formation), and the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer to such effect, together with all relevant financial information for such subsidiary or assets and calculations demonstrating such compliance, and (ii) any acquired or newly formed subsidiary shall not be liable for any Indebtedness (except for Indebtedness permitted by Section 6.01).

                  "Permitted Investments" shall mean:

                  (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within 90 days from the date of acquisition thereof;

                  (b) investments in commercial paper maturing within 90 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from Standard & Poor's Ratings Group or from Moody's Investors Service, Inc.;

                  (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 90 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any Lender or by any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof, in each case which has a combined capital and surplus and undivided profits of not less than $500,000,000 and whose short-term debt has, at such date of acquisition, a rating of A or better from Standard & Poor's Ratings Group or a rating of A or better from Moody's Investors Service, Inc. (or, if either shall change the basis on which it establishes ratings, the equivalent rating after such change); and

                  (d) other investment instruments approved in writing by the Required Lenders and offered by financial institutions which have a combined capital and surplus and undivided profits of not less than $250,000,000.

                  "person" shall mean any natural person, corporation, business trust, joint venture, association, company, partnership or government, or any agency or political subdivision thereof.

                  "Plan" shall mean any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or
Section 412 of the Code or Section 307 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                  "Pledge Agreement" shall mean the Pledge Agreement, substantially in the form of Exhibit F, among STFI, the Borrower, each Subsidiary having any subsidiary and the Collateral Agent for the benefit of the Secured Parties.

                  "Preferred Consideration" shall mean cash consideration in an aggregate amount of approximately $39,600,000 to be paid by STFI to the holders of preferred stock of FII other than RHI, which represents the liquidation value of the respective series of such preferred stock plus dividends accrued to the effective time of the Merger.

                   "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate in effect at its branch office in New York City; each change in the Prime Rate shall be effective on the date such change is publicly announced as being effective.

                  "Proxy Statement" shall mean the proxy statement of STFI dated February 12, 1996, as amended through March 2, 1996, with no changes therefrom adverse to the Borrower or the Lenders.

                  "Register" shall have the meaning given such term in Section 9.04(d).

                  "Regulation G" shall mean Regulation G of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

                  "Regulation U" shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

                  "Regulation X" shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

                  "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, emanating or migrating of any Hazardous Material in, into, onto or through the environment.

                  "Remedial Action" means any and all actions required by any Governmental Authority or voluntarily undertaken to: (i) investigate, study, cleanup, remove, treat, abate or in any other way address any Hazardous Material in the environment; or (ii) prevent the Release or threat of Release, or minimize the further Release of any Hazardous Material in the environment.

                  "Required Lenders" shall mean, at any time, Lenders having Loans, L/C Exposures and, without duplication, unused Commitments representing at least 50.01% of the sum of all Loans outstanding, L/C Exposures and, without duplication, unused Commitments at such time.

                  "Responsible Officer" of any person shall mean any executive officer or Financial Officer of such person and any other officer or similar official thereof responsible for the administration of the obligations of such person in respect of this Agreement.

                  "Revolving Credit Borrowing" shall mean a Borrowing comprised of Revolving Loans.

                  "Revolving Credit Commitment" shall mean, with respect to each Lender, the commitment of such Lender to make Revolving Loans hereunder as set forth on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender assumed its Revolving Credit Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.

                  "Revolving Credit Exposure" shall mean, with respect to any Lender at any time, the aggregate principal amount at such time of all outstanding Revolving Loans of such Lender, plus the amount at such time of such Lender's L/C Exposure.

                  "Revolving Credit Lender" shall mean a Lender with a Revolving Credit Commitment.

                  "Revolving Credit Maturity Date" shall mean March 30, 2001.

                  "Revolving Loans" shall mean the revolving loans made by the Lenders to the Borrower pursuant to clause (c) of Section 2.01. Each Revolving Loan shall be a Eurodollar Revolving Loan or an ABR Revolving Loan.

                  "RHI" shall mean RHI Holdings, Inc., a Delaware Corporation.

                  "Section   351   Exchange"   shall   mean  the   transfer   of
substantially all the assets of STFI, including the Acquired Business, to the Borrower in exchange for all the Capital Stock of the Borrower.

                  "Secured Parties" shall have the meaning assigned to such term in the Security Agreement.

                  "Security Agreement" shall mean the Security Agreement, substantially in the form of Exhibit G, among STFI, the Borrower, the Subsidiaries and the Collateral Agent for the benefit of the Secured Parties, provided that ATG, ANSI and their subsidiaries shall not be party thereto except as set forth in Section 5.11.

                  "Security Documents" shall mean the Security Agreement, the Pledge Agreement and each of the security agreements, mortgages and other instruments and documents executed and delivered pursuant to any of the foregoing or pursuant to Section 5.11.

                  "Special Preferred Stock" shall mean the special preferred stock of STFI with an initial liquidation preference of $20,000,000 to be issued to RHI on the Closing Date pursuant to the Exchange Agreement.

                  "Specified Liabilities" shall mean the Existing Indebtedness and the FII Senior Notes.

                  "Statutory Reserves" shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the highest maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board and any other banking authority, domestic or foreign, to which the Administrative Agent or any Lender (including any branch, Affiliate, or other fronting office making or holding a Loan) is subject with respect to Eurocurrency Liabilities (as defined in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute Eurocurrency Liabilities and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

                  "STC"  shall  mean  Shared  Technologies  Cellular,   Inc.,  a
Delaware corporation.

                  "STFI"  shall  mean  Shared   Technologies  Inc.,  a  Delaware
corporation, the name of which will be changed to Shared Technologies Fairchild Inc. after the consummation of the Merger.

                  "STFI Unrestricted Subsidiary" shall mean any subsidiary of STFI (other than STC) or any other direct or indirect investment by STFI in the Capital Stock of any other person (other than STFI) so long as at the time such subsidiary is acquired or created or such investment is made (a) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (b) the Borrower shall have notified the Administrative Agent of the acquisition or creation of such subsidiary or such other investment and STFI's ownership interest therein and its designation thereof as an STFI unrestricted subsidiary concurrently with such acquisition, creation or investment and the intended purposes of such subsidiary or investment, (c) all transactions related thereto shall be consummated in accordance with applicable laws, (d) the Borrower shall be in compliance, on a pro forma basis after giving effect to such acquisition, creation or investment, with covenants contained in Sections 6.11, 6.12, 6.13, 6.14 and 6.15 (i) recomputed as at the last day of the most recently ended fiscal quarter of the Borrower as if such acquisition had occurred on the first day of each relevant period for testing such compliance and (ii) computed for each relevant period during the remaining term of this Agreement (based, in the case of such projected periods, upon reasonable assumptions as to costs to be incurred and revenues to be realized from such investment or subsidiary), and the Borrower shall have delivered to the
Administrative Agent a certificate of a Responsible Officer to such effect, together with all relevant financial information for such subsidiary or investment and calculations demonstrating such compliance, (e) none of STFI, the Borrower or any of their subsidiaries shall have any contingent liability in respect thereof (other than any contingent tax liabilities in respect of which there shall exist a tax sharing agreement with the other owners of such STFI Unrestricted Subsidiary providing for an allocation of tax liabilities and benefits customary in similar circumstances), (f) any management or service provided by STFI, the Borrower or any Subsidiary to such investment or subsidiary shall be provided in consideration of cash remuneration in an amount not less than could have been obtained from a third party on an arm's length basis and (g) such investment or subsidiary shall be capitalized solely from the following sources: (i) investments by persons other than STFI, the Borrower or any Subsidiary, (ii) the proceeds of Indebtedness of persons other than STFI, the Borrower, the Subsidiaries, any Unrestricted Subsidiary or any STFI Unrestricted Subsidiary or (iii) in the case of any acquisition, creation or investment in any fiscal year, (A) the portion of the proceeds received in such fiscal year from any issuance or sale of any equity securities of STFI (other than sales of Capital Stock of STFI to directors, officers or employees of the Subsidiaries, the Unrestricted Subsidiaries or the STFI Subsidiaries in connection with permitted employee compensation and incentive arrangements) that does not constitute Net Proceeds, (B) the portion of Excess Cash Flow for the immediately preceding fiscal year not subject to prepayment under Section
2.13(c) and (C) any proceeds received in such year in respect of any sale, transfer or other disposition of any equity interest in STC that would constitute Net Proceeds but for clause (i) of the further proviso contained in clause (c) of the definition of "Net Proceeds" (in each case to the extent not previously used to prepay Indebtedness (other than Revolving Loans), pay any amount in respect of any Capital Stock of STFI, make any investment or Capital Expenditure or otherwise for any purpose resulting in a deduction to Excess Cash Flow in any fiscal year).

                  "subsidiary" shall mean, with respect to any person (herein referred to as the "parent"), any corporation, company, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, Controlled or held, or (b) that is, at the time any determination is made, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

                  "Subsidiary" shall mean each subsidiary of STFI, the Borrower or any of their subsidiaries other than the Unrestricted Subsidiaries and the STFI Unrestricted Subsidiaries, provided that each reference to Subsidiary contained in Article III shall include the STFI Unrestricted Subsidiaries.

                  "Subsidiary Guarantee Agreement" shall mean the Subsidiary Guarantee Agreement, substantially in the form of Exhibit H, made by the Subsidiary Guarantors in favor of the Collateral Agent for the benefit of the Secured Parties, provided that ATG, ANSI and their subsidiaries shall not be party thereto except as set forth in Section 5.11.

                  "Subsidiary Guarantor" shall mean each Subsidiary that is or becomes a party to a Subsidiary Guarantee Agreement.

                  "Tender Offer" shall mean the tender offer and consent solicitation conducted by FII for the FII Senior Notes, as contemplated by the Offering Circular.

                  "Term Borrowing" shall mean a Borrowing comprised of Tranche A Term Loans or Tranche B Term Loans.

                  "Term Loan Commitments" shall mean the Tranche A Commitments and the Tranche B Commitments.

                  "Term Loans" shall mean the Tranche A Term Loans and the Tranche B Term Loans.

                  "Total Debt" shall mean, with respect to STFI, the Borrower and the Subsidiaries on a consolidated basis at any time, all Indebtedness (other than Indebtedness described in clause (i) of the definition of
"Indebtedness") of STFI, the Borrower and the Subsidiaries at such time, determined on a consolidated basis in accordance with GAAP.

                  "Total Revolving Credit Commitment" shall mean, at any time, the aggregate amount of the Revolving Credit Commitments, as in effect at such time.

                  "Tranche A Commitment" shall mean, with respect to each Lender, the commitment of such Lender to make Tranche A Term Loans hereunder as set forth on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender assumed its Tranche A Commitment, as applicable, as the same may be
(a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.

                  "Tranche A Maturity Date" shall mean March 30, 2001.

                  "Tranche A Term Loans" shall mean the term loans made by the Lenders to the Borrower pursuant to clause (a) of Section 2.01. Each Tranche A Term Loan shall be either a Eurodollar Term Loan or an ABR Term Loan.

                  "Tranche B Commitment" shall mean, with respect to each Lender, the commitment of such Lender to make Tranche B Term Loans hereunder as set forth on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender assumed its Tranche B Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section
2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.

                  "Tranche B Maturity Date" shall mean March 31, 2003.

                  "Tranche B Term Loans" shall mean the term loans made by the Lenders to the Borrower pursuant to clause (b) of Section 2.01. Each Tranche B Term Loan shall be either a Eurodollar Term Loan or an ABR Term Loan.

                  "Transactions" shall have the meaning assigned to such term in
Section 3.02.

                  "Type", when used in respect of any Loan or Borrowing, shall refer to the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. For purposes hereof, the term "Rate" shall include the Adjusted LIBO Rate and the Alternate Base Rate.

                  "Unrestricted Subsidiary" shall mean (a) STC and (b) any subsidiary of the Borrower or any Subsidiary or any other direct or indirect investment by the Borrower or any Subsidiary in the Capital Stock of any other person (other than STFI) so long as at the time such subsidiary is acquired or created or such investment is made (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (ii) the Borrower shall have notified the Administrative Agent of its acquisition or creation of such subsidiary or such other investment and its ownership interest therein and its designation thereof as an unrestricted subsidiary concurrently with such acquisition, creation or investment and the intended purposes of such subsidiary or investment, (iii) all transactions related thereto shall be consummated in accordance with applicable laws, (iv) the Borrower shall be in compliance, on a pro forma basis after giving effect to such acquisition, creation or investment, with covenants contained in Sections 6.11, 6.12, 6.13, 6.14 and 6.15 (A) recomputed as at the last day of the most recently ended fiscal quarter of the Borrower as if such acquisition had occurred on the first day of each relevant period for testing such compliance and (B) computed for each relevant period during the remaining term of this Agreement (based, in the case of such projected periods, upon reasonable assumptions as to costs to be incurred and revenues to be realized from such investment or subsidiary), and the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer to such effect, together with all relevant financial information for such subsidiary or investment and calculations demonstrating such compliance,
(v) none of STFI,  the  Borrower  or any of their  subsidiaries  shall  have any contingent liability in respect thereof (other than any contingent tax liabilities in respect of which there shall exist a tax sharing agreement with the other owners of such Unrestricted Subsidiary providing for an allocation of tax liabilities and benefits customary in similar circumstances), (vi) any management or service provided by STFI, the Borrower or any Subsidiary to such investment or subsidiary shall be provided in consideration of cash remuneration in an amount not less than could have been obtained from a third party on an arm's length basis and (vii) such investment or subsidiary shall be capitalized solely from the following sources: (A) investments by persons other than STFI, the Borrower or any Subsidiary or (B) the proceeds of Indebtedness of persons other than STFI, the Borrower, the Subsidiaries, any Unrestricted Subsidiary or any STFI Unrestricted Subsidiary.

                  "wholly owned Subsidiary" shall mean a Subsidiary 100% of the Capital Stock of which (except for directors' qualifying shares) is, at the time any determination is being made, owned, controlled or held by the Borrower or one or more wholly owned Subsidiaries of or by the Borrower and one or more wholly owned Subsidiaries.

                  "Withdrawal Liability" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

                  SECTION 1.02. Terms Generally. The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, (a) any reference in this Agreement to any Loan Document shall mean such document as amended, restated, supplemented or otherwise modified from time to time and (b) all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided, however, that if within 30 days after delivery of the first financial statements delivered pursuant to Section 5.04 after the effectiveness of any change in GAAP occurring after the date of this Agreement the Borrower notifies the Administrative Agent that the Borrower wishes to amend any covenant in Article VI or any related definition to eliminate the effect of such change on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Lenders wish to amend Article VI or any related definition for such purpose), then (i) the Borrower and the Administrative Agent shall negotiate in good faith to agree upon an appropriate amendment to such covenant and (ii) until such covenant is amended in a manner satisfactory to the Borrower and the Required Lenders, the Borrower's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective.


ARTICLE II.  THE CREDITS

                  SECTION 2.01. Commitments. On the terms and subject to the conditions and relying upon the representations and warranties herein set forth, each Lender agrees, severally and not jointly, (a) to make a Tranche A Term Loan to the Borrower on the Closing Date in a principal amount not to exceed its Tranche A Commitment, (b) to make a Tranche B Term Loan to the Borrower on the Closing Date in a principal amount not to exceed its Tranche B Commitment, and
(c) to make Revolving Loans to the Borrower, at any time and from time to time on or after the date hereof, and until the earlier of the Revolving Credit Maturity Date and the termination of the Revolving Credit Commitment of such Lender in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in such Lender's Revolving Credit Exposure exceeding such Lender's Revolving Credit Commitment. Within the limits set forth in clause (c) of the preceding sentence and subject to the terms, conditions and limitations set forth herein, the Borrower may borrow, pay or prepay and reborrow Revolving Loans. Amounts paid or prepaid in respect of Term Loans may not be reborrowed.

                  SECTION 2.02. Loans. (a) Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their applicable Commitments; provided, however, that the failure of any Lender to make any Loan shall not in itself relieve any other

Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender). The Term Loans must be drawn in a single drawing in their entire amount on the Closing Date. Except for Loans deemed made pursuant to Section 2.02(g), the Revolving Loans comprising any Borrowing shall be in an aggregate principal amount that is (i) an integral multiple of $1,000,000 and not less than $5,000,000 or (ii) equal to the remaining available balance of the Total Revolving Credit Commitment.

                  (b) Subject to Sections 2.08 and 2.15, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request pursuant to Section 2.03. Each Lender may at its option make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. Borrowings of more than one Type may be outstanding at the same time; provided, however, that the Borrower shall not be entitled to request any Borrowing that, if made, would result in more than six Eurodollar Borrowings outstanding hereunder at any time. For purposes of the foregoing, Borrowings having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Borrowings.

                  (c) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds to such account in New York City as the Administrative Agent may designate not later than 11:00 a.m., New York City time, and the Administrative Agent shall promptly upon receipt credit the amounts so received as designated by the Borrower in the applicable Borrowing Request or, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Lenders.

                  (d) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with paragraph (c) above and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If the Administrative Agent shall have so made funds available then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent at (i) in the case of the Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and
(ii) in the case of such Lender, for the first day, the Federal Funds Effective Rate and, for each day thereafter, the Alternate Base Rate. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount shall constitute such Lender's Loan as part of such Borrowing for purposes of this Agreement.

                  (e) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request any Revolving Credit Borrowing if the Interest Period requested with respect thereto would end after the Revolving Credit Maturity Date.

                  (f) The Borrower may refinance all or any part of a Revolving Credit Borrowing with another Revolving Credit Borrowing, subject to the conditions and limitations set forth in this Agreement. Any Revolving Credit Borrowing or part thereof so refinanced shall be deemed to be repaid or prepaid in accordance with the applicable provisions of this Agreement with the proceeds of the new Revolving Credit Borrowing, and the proceeds of such new Revolving Credit Borrowing, to the extent they do not exceed the principal amount of the Revolving Credit Borrowing being refinanced, shall not be paid by the Lenders to the Administrative Agent or by the Administrative Agent to the Borrower pursuant to paragraph (c) above.

                  (g) If a Fronting Bank shall not have received from the Borrower a payment required to be made by Section 2.22(e) within the time specified in such Section, such Fronting Bank will promptly notify the Administrative Agent of the L/C Disbursement and the Administrative Agent will promptly notify each Revolving Credit Lender of such L/C Disbursement and its Applicable Percentage thereof. Each Revolving Credit Lender shall pay by wire transfer of immediately available funds to the Administrative Agent not later than 2:00 p.m., New York City time, on such date (or, if such Revolving Credit Lender shall have received such notice later than 12:00 noon, New York City time, on any day, not later than 10:00 a.m., New York City time, on the immediately following Business Day), an amount equal to such Lender's Applicable Percentage of such L/C Disbursement (it being understood that such amount shall be deemed to constitute an ABR Revolving Loan of such Lender and such payment shall be deemed to have reduced the L/C Exposure), and the Administrative Agent will promptly pay to the applicable Fronting Bank amounts so received by it from the Revolving Credit Lenders. The Administrative Agent will promptly pay to the applicable Fronting Bank any amounts received by it from the Borrower pursuant to Section 2.22(e) prior to the time that any Revolving Credit Lender makes any payment pursuant to this paragraph (g); any such amounts received by the Administrative Agent thereafter will be promptly remitted by the Administrative Agent to the Revolving Credit Lenders that shall have made such payments and to the applicable Fronting Bank, as their interests may appear. If any Revolving Credit Lender shall not have made its Applicable Percentage of such L/C Disbursement available to the Administrative Agent as provided above, such Lender and the Borrower severally agree to pay interest on such amount, for each day from and including the date such amount is required to be paid in accordance with this paragraph to but excluding the date such amount is paid, to the Administrative Agent at (i) in the case of the Borrower, a rate per annum equal to the interest rate applicable to ABR Revolving Loans pursuant to Section 2.06, and (ii) in the case of such Lender, for the first such day, the Federal Funds Effective Rate, and for each day thereafter, the Alternate Base Rate.

                  SECTION 2.03. Borrowing Procedure. In order to request a Borrowing (other than a deemed Borrowing pursuant to Section 2.02(g), as to which this Section 2.03 shall not apply), the Borrower shall hand deliver or telecopy to the Administrative Agent a duly completed Borrowing Request (a) in the case of a Eurodollar Borrowing, not later than 12:00 noon, New York City time, three Business Days before a proposed Borrowing, and (b) in the case of an ABR Borrowing, not later than 12:00 noon, New York City time, one Business Day before a proposed Borrowing. Each Borrowing Request shall be irrevocable, shall be signed by or on behalf of the Borrower and shall specify the following information: (i) whether the Borrowing then being requested is to be a Borrowing of Tranche A Term Loans, a Borrowing of Tranche B Term Loans or a Revolving Credit Borrowing, and whether such Borrowing is to be a Eurodollar Borrowing or an ABR Borrowing; (ii) the date of such Borrowing (which shall be a Business
Day), (iii) the number and location of the account to which funds are to be disbursed (which shall be an account that complies with the requirements of Section 2.02(c)); (iv) the amount of such Borrowing; and (v) if such Borrowing is to be a Eurodollar Borrowing, the Interest Period with respect thereto; provided, however, that, notwithstanding any contrary specification in any Borrowing Request, each requested Borrowing shall comply with the requirements set forth in Section 2.02. If no election as to the Type of Borrowing is specified in any such notice, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period with respect to any Eurodollar Borrowing is specified in any such notice, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. The Administrative Agent shall promptly advise the applicable Lenders of any notice given pursuant to this Section 2.03 (and the contents thereof), and of each Lender's portion of the requested Borrowing.

                  If the Borrower shall not have delivered a Borrowing Request in accordance with this Section 2.03 prior to the end of the Interest Period then in effect for any Revolving Credit Borrowing and requesting that such Borrowing be refinanced, then the Borrower shall (unless the Borrower has notified the Administrative Agent, not less than three Business Days prior to the end of such Interest Period, that such Borrowing is to be repaid at the end of such Interest Period) be deemed to have delivered a Borrowing Request requesting that such Borrowing be refinanced with a new Borrowing of equivalent amount, and such new Borrowing shall be an ABR Borrowing.

                  SECTION 2.04. Evidence of Debt; Repayment of Loans. (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender (i) the principal amount of each Term Loan of such Lender as provided in Section 2.11 and (ii) the principal amount of each Revolving Loan outstanding on the last day of the Interest Period applicable thereto.

                  (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid such Lender from time to time under this Agreement.

                  (c) The Administrative Agent shall maintain accounts in which it will record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrower or any Guarantor and each Lender's share thereof.

                  (d) The entries made in the accounts maintained pursuant to paragraphs (b) and (c) above shall be prima facie evidence of the existence and amounts of the obligations therein recorded absent manifest error; provided, however, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrower to repay the Loans in accordance with their terms.

                  (e) Notwithstanding any other provision of this Agreement, in the event any Lender shall request a promissory note payable to such Lender and its registered assigns, the Borrower shall deliver such a note and the interests represented by such note shall at all times after receipt of such note (including after any assignment of all or part of such interests pursuant to Section 9.04) be represented by one or more promissory notes payable to the payee named therein or its registered assigns.

                  SECTION 2.05. Fees. (a) The Borrower agrees to pay to each Lender, through the Administrative Agent, on the Closing Date and on the last Business Day of March, June, September and December in each year and on each date on which any Commitment of such Lender shall expire or be terminated as provided herein, a commitment fee (a "Commitment Fee") of 0.50% per annum on the average daily unused amount of the Commitments of such Lender during the preceding quarter (or other period commencing with the date hereof or ending with the Revolving Credit Maturity Date or the date on which the Commitments of all the Lenders shall expire or be terminated). All Commitment Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days. The Commitment Fee due to each Lender shall commence to accrue on the date hereof and shall cease to accrue on the date on which all the Commitments of such Lender shall have been terminated as provided herein.

                  (b) The Borrower agrees to pay to the Administrative Agent, for its own account, the fees set forth in the Fee Letter at the times and in the amounts specified therein (the "Administrative Agent Fees").

                  (c) The Borrower agrees to pay (i) to each Revolving Credit Lender, through the Administrative Agent, on the last Business Day of March, June, September and December of each year and on the date on which the Revolving Credit Commitments of all the Lenders shall be terminated as provided herein, a fee (an "L/C Participation Fee") calculated on such Lender's Applicable Percentage of the average daily aggregate L/C Exposure (excluding the portion thereof attributable to unreimbursed L/C Disbursements) during the preceding quarter (or shorter period commencing with the date hereof or ending with the Revolving Credit Maturity Date or the date on which all Letters of Credit shall have been canceled or have expired and the Revolving Credit Commitments of all the Lenders shall have been terminated) at a rate equal to 2.75% per annum and
(ii) to each Fronting Bank, the fees separately agreed upon by STFI or the Borrower and such Fronting Bank, plus, with respect to each Letter of Credit, the customary fronting, issuance, amending and drawing fees specified from time to time by such Fronting Bank (the "Fronting Bank Fees"). All L/C Participation Fees and Fronting Bank Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days.

                    (d) All Fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the Lenders, except that the Fronting Bank Fees shall be paid directly to the applicable Fronting Bank. Once paid, none of the Fees shall be refundable under any circumstances.

                  SECTION 2.06. Interest on Loans. (a) Subject to the provisions of Section 2.07, the Loans comprising each ABR Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when the Alternate Base Rate is determined by reference to the Prime Rate and over a year of 360 days at all other times) at a rate per annum equal to the Alternate Base Rate plus, in the case of (i) Revolving Loans, 1.75%, (ii) Tranche A Term Loans, 1.75%, and (iii) Tranche B Term Loans 2.50%.

                  (b) Subject to the provisions of Section 2.07, the Loans comprising each Eurodollar Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus, in the case of (i) Revolving Loans, 2.75%, (ii) Tranche A Term Loans, 2.75%, and (iii) Tranche B Term Loans, 3.50%.

                  (c) Interest on each Loan shall be payable on the Interest Payment Dates applicable to such Loan except as otherwise provided in this Agreement. The applicable Alternate Base Rate or Adjusted LIBO Rate for each Interest Period or day within an Interest Period, as the case may be, shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

                  SECTION 2.07. Default Interest. If the Borrower shall default in the payment of the principal of or interest on any Loan or any other amount becoming due hereunder, by acceleration or otherwise, or under any other Loan Document, the Borrower shall on demand from time to time pay interest, to the extent (and only to such extent) permitted by law, on such defaulted amount to but excluding the date of actual payment (after as well as before judgment) (a) in the case of overdue principal, at the rate otherwise applicable to such Loan pursuant to Section 2.06 plus 2.00% per annum and (b) in all other cases, at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when determined by reference to the Prime Rate and over a year of 360 days at all other times) equal to the sum of the Alternate Base Rate plus 3.75%.

                  SECTION 2.08. Alternate Rate of Interest. In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurodollar Borrowing the Administrative Agent shall have determined that dollar deposits in the principal amounts of the Loans comprising such Borrowing are not generally available in the London interbank market, or that the rates at which such dollar deposits are being offered will not adequately and fairly reflect the cost to any Lender of making or maintaining its Eurodollar Loan during such Interest Period, or that reasonable means do not exist for ascertaining the Adjusted LIBO Rate, the Administrative Agent shall, as soon as practicable thereafter, give written or telecopy notice of such determination to the Borrower and the Lenders. In the event of any such determination, until the Administrative Agent shall have advised the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, any request by the Borrower for a Eurodollar Borrowing pursuant to
Section 2.03 or 2.10 shall be deemed to be a request for an ABR Borrowing. Each determination by the Administrative Agent hereunder shall be conclusive absent manifest error.

                  SECTION 2.09. Termination and Reduction of Commitments. (a) The Term Loan Commitments shall automatically terminate at 5:00 p.m., New York
City time, on the Closing Date. The Revolving Credit Commitments and the L/C Commitments shall automatically terminate on the Revolving Credit Maturity Date. Notwithstanding the foregoing, all the Commitments and L/C Commitments shall automatically terminate at 5:00 p.m., New York City time, on April 15, 1996, if the initial Credit Event shall not have occurred by such time.

                  (b) Upon at least three Business Days' prior irrevocable written or telecopy notice to the Administrative Agent, the Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Term Loan Commitments or the Revolving Credit Commitments; provided, however, that (i) each partial reduction of the Term Loan Commitments or the Revolving Credit Commitments shall be in an integral multiple of $1,000,000 and in a minimum amount of $5,000,000 (or, if less, the remaining amount of the Revolving Credit Commitments) and (ii) the Total Revolving Credit Commitment shall not be reduced at any time to an amount that is less than the Aggregate Revolving Credit Exposure at such time.

                  (c) The Revolving Credit Commitments shall be automatically and permanently reduced by an amount equal to any amount applied under paragraph
(b) or (c) of Section 2.13 to prepay Revolving Credit Borrowings (or that would have been required to be so applied if Revolving Credit Borrowings equal to such amount had been outstanding).

                  (d) Each reduction in the Term Loan Commitments or the Revolving Credit Commitments hereunder shall be made ratably among the Lenders in accordance with their respective applicable Commitments. The Borrower shall pay to the Administrative Agent for the account of the applicable Lenders, on the date of each termination or reduction, the Commitment Fees on the amount of the Commitments so terminated or reduced accrued to but excluding the date of such termination or reduction.

                  SECTION 2.10. Conversion and Continuation of Term Borrowings. The Borrower shall have the right at any time upon prior irrevocable notice to the Administrative Agent (a) not later than 12:00 noon, New York City time, one Business Day prior to conversion, to convert any Eurodollar Term Borrowing into an ABR Term Borrowing, (b) not later than 12:00 noon, New York City time, three Business Days prior to conversion or continuation, to convert any ABR Term Borrowing into a Eurodollar Term Borrowing or to continue any Eurodollar Term Borrowing as a Eurodollar Term Borrowing for an additional Interest Period, and
(c) not later than 12:00 noon, New York City time, three Business Days prior to conversion, to convert the Interest Period with respect to any Eurodollar Term Borrowing to another permissible Interest Period, subject in each case to the following:

                   (i) each conversion or continuation shall be made pro rata among the Lenders in accordance with the respective principal amounts of the Loans comprising the converted or continued Term Borrowing;

                  (ii) if less than all the outstanding principal amount of any Term Borrowing shall be converted or continued, then each resulting
         Term Borrowing shall satisfy the limitations specified in Sections 2.02(a) and 2.02(b) regarding the principal amount and maximum number of Borrowings of the relevant Type;

                 (iii) each conversion shall be effected by each Lender and the Administrative Agent by recording for the account of such Lender the new Term Loan of such Lender resulting from such conversion and reducing the Term Loan (or portion thereof) of such Lender being converted by an equivalent principal amount; accrued interest on any Eurodollar Term Loan (or portion thereof) being converted shall be paid by the Borrower at the time of conversion;

                  (iv) if any Eurodollar Term Borrowing is converted at a time other than the end of the Interest Period applicable thereto, the Borrower shall pay, upon demand, any amounts due to the Lenders pursuant to Section 2.16;

                   (v) any portion of a Term Borrowing maturing or required to be repaid in less than one month may not be converted into or continued as a Eurodollar Term Borrowing;

                  (vi) any portion of a Term Borrowing that cannot be converted into or continued as a Eurodollar Term Borrowing by reason of the immediately preceding clause shall be automatically converted at the end of the Interest Period in effect for such Borrowing into an ABR Term Borrowing;

                 (vii) no Interest Period may be selected for any Eurodollar Term Borrowing that would end later than an Installment Date occurring on or after the first day of such Interest Period and applicable to such Borrowing if, after giving effect to such selection, the aggregate outstanding amount of (A) the Eurodollar Term Borrowings to which such Installment Date applies with Interest Periods ending on or prior to such Installment Date and (B) the ABR Term Borrowings to which such Installment Date applies would not be at least equal to the principal amount of Term Borrowings to be paid on such Installment Date; and

                (viii) after the occurrence and during the continuance of a Default or Event of Default, no outstanding Loan may be converted into, or continued as, a Eurodollar Loan.

                  Each notice pursuant to this Section 2.10 shall be irrevocable and shall refer to this Agreement and specify (i) the identity and amount of the Term Borrowing that the Borrower requests be converted or continued, (ii) whether such Term Borrowing is to be converted to or continued as a Eurodollar Term Borrowing or an ABR Term Borrowing, (iii) if such notice requests a conversion or continuation, the date of such conversion (which shall be a Business Day) and (iv) if such Term Borrowing is to be converted to or continued as a Eurodollar Term Borrowing, the Interest Period with respect thereto. If no Interest Period is specified in any such notice with respect to any conversion to or continuation as a Eurodollar Term Borrowing, the Borrower shall be deemed to have selected an Interest Period of one month's duration. The Administrative Agent shall advise the Lenders of any notice given pursuant to this Section 2.10 and of each Lender's portion of any converted or continued Term Borrowing. If the Borrower shall not have given notice in accordance with this Section 2.10 to continue any Term Borrowing into a subsequent Interest Period (and shall not otherwise have given notice in accordance with this Section 2.10 to convert such Term Borrowing), such Term Borrowing shall, at the end of the Interest Period applicable thereto (unless repaid pursuant to the terms hereof), automatically be continued into a new Interest Period as an ABR Term Borrowing.

                  SECTION 2.11. Repayment of Term Borrowings. (a) The Term Borrowings shall be payable as to principal in the aggregate amounts set forth below in consecutive quarterly installments on the last Business Day of each March, June, September and December (each an "Installment Date"), commencing on June 28, 1996, with 25% of the amount set forth below for each applicable four-quarter period being paid on each Installment Date occurring during such four-quarter period:

Four-Quarter                   Tranche A                    Tranche B
Period Ending               Term Loan Amount             Term Loan Amount

March 31, 1997                $ 7,000,000                  $ 2,000,000
March 31, 1998                 12,000,000                    2,000,000
March 31, 1999                 15,000,000                    2,000,000
March 31, 2000                  8,000,000                    2,000,000
March 30, 2001                  8,000,000                    2,000,000
March 29, 2002                                              25,000,000
March 31, 2003                                              35,000,000


                  (b) Except as set forth in paragraph (c) below, (i) each prepayment of principal of Term Borrowings pursuant to Section 2.12 shall be applied to the Tranche A Term Loans and the Tranche B Term Loans ratably in accordance with the respective outstanding principal amounts thereof and shall reduce scheduled payments required under paragraph (a) above after the date of such prepayments in the scheduled order of maturity, unless and until deemed made under Section 2.13(c) as contemplated thereby (at which time the application  of such  prepayments  (and any  subsequent  payments  under Section
2.11(a) and prepayments under Section 2.13(a) or (b)) shall be retroactively adjusted as if such prepayments had originally been made under Section 2.13(c)), and (ii) each prepayment of principal of the Term Borrowings made or deemed made pursuant to
Section 2.13 shall be applied to the Tranche A Term Loans and the Tranche B Term Loans ratably in accordance with the respective outstanding principal amounts thereof and shall reduce the scheduled payments required under paragraph (a) above after the date of such prepayment on a pro rata basis. To the extent not previously paid or reduced, all Tranche A Term Loans shall be due and payable on the Tranche A Maturity Date and all Tranche B Term Loans shall be due and payable on the Tranche B Maturity Date. All repayments pursuant to this Section
2.11 shall be subject to Section 2.16, but shall otherwise be without premium or penalty. Each payment of Borrowings pursuant to this Section 2.11 shall be accompanied by accrued interest on the principal amount paid to but excluding the date of such payment.

                  (c) Any Lender holding Tranche B Term Loans may, to the extent Tranche A Term Loans are outstanding, elect on not less than two Business Days' prior written or telecopy notice (or telephone notice promptly confirmed by written or telecopy notice) to the Administrative Agent with respect to any optional prepayment made pursuant to Section 2.12(a) or any mandatory prepayment made pursuant to Section 2.13 not to have such prepayment applied to such Lender's Tranche B Term Loans until all Tranche A Term Loans shall have been paid in full, in which case the amount not so applied shall be applied to prepay
(i) Tranche A Term Loans and (ii) Tranche B Term Loans of Lenders holding Tranche B Term Loans which did not elect to reject the initial applicable prepayment on a pro rata basis based upon the aggregate outstanding principal amount of the Tranche A Term Loans and the Tranche B Term Loans of the Lenders referred to in clause (ii).

                  SECTION 2.12. Optional Prepayments. (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing, in whole or in part, upon at least three Business Days' prior written or telecopy notice (or telephone notice promptly confirmed by written or telecopy notice) to the Administrative Agent before 11:00 a.m., New York City time; provided, however, that each partial prepayment shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 (or, if less, the remaining amount outstanding under the applicable Tranche).

                  (b) Each notice of prepayment shall specify the prepayment date and the principal amount of each Borrowing (or portion thereof) to be prepaid, shall be irrevocable and shall commit the Borrower to prepay such Borrowing by the amount stated therein on the date stated therein. All prepayments under this Section 2.12 shall be subject to Section 2.16 but otherwise without premium or penalty and shall be accompanied by accrued interest on the principal amount being prepaid to but excluding the date of payment.

                  SECTION 2.13. Mandatory Prepayments. (a) In the event of the termination of all the Revolving Credit Commitments, the Borrower shall repay or prepay all its outstanding Revolving Credit Borrowings on the date of such termination. In the event of any partial reduction of the Revolving Credit Commitments, then (i) at or prior to the effective date of such reduction, the Administrative Agent shall notify the Borrower and the Revolving Credit Lenders of the Aggregate Revolving Credit Exposure after giving effect thereto and (ii) if the Aggregate Revolving Credit Exposure would exceed the Total Revolving Credit Commitment after giving effect to such reduction or termination, then the Borrower shall, on the date of such reduction or termination, repay or prepay Revolving Credit Borrowings in an amount sufficient to eliminate such excess.

                  (b) Not later than the fifth Business Day following the receipt by STFI, the Borrower or any Subsidiary of any Net Proceeds, all such Net Proceeds shall be applied to prepay Term Loans (and after the Term Loans have been paid in full, to prepay Revolving Loans).

                  (c) Not later than the earlier of (i) 100 days after the end of each fiscal year of the Borrower, commencing with the fiscal year ending on December 31, 1996, and (ii) ten days after the date on which the financial statements with respect to such fiscal year are delivered pursuant to Section 5.04(a), the Borrower shall calculate Excess Cash Flow for such fiscal year and prepay outstanding Term Loans (and after the Term Loans have been paid in full, prepay Revolving Loans) in an aggregate principal amount equal to the ECF Percentage of such Excess Cash Flow; provided, however, that, with respect to the period ended on December 31, 1996, Excess Cash Flow shall, notwithstanding anything to the contrary herein, be determined with respect to the period beginning on the Closing Date and ending on December 31, 1996. In the event the Borrower shall have prepaid Term Borrowings under Section 2.12(a) during any fiscal year in an aggregate amount in excess of Debt Service for such fiscal year, the Borrower may in the certificate delivered pursuant to paragraph (e) below in respect of the prepayment to be made pursuant to this paragraph (c) in respect of such fiscal year designate all or any portion of such excess over Debt Service as a payment in respect of the payment required under this paragraph (c) in respect of such fiscal year and such amount shall thereafter be deemed to have been paid under this paragraph (c).

                  (d) The Borrower shall repay or prepay outstanding Revolving Loans and shall refrain from making additional Revolving Credit Borrowings to the extent necessary in order that there shall be a period of at least 30 consecutive days in each fiscal year during which the aggregate principal amount of outstanding Revolving Loans shall not exceed $5,000,000.

                  (e) The Borrower shall deliver to the Administrative Agent not later than three Business Days prior to each prepayment required under this
Section 2.13 a certificate signed by a Financial Officer of the Borrower setting forth in reasonable detail the calculation of the amount of such prepayment. Each notice of prepayment shall specify the prepayment date, the Type of each Loan being prepaid and the principal amount of each Loan (or portion thereof) to be prepaid. All pre- payments under this Section 2.13 shall be subject to
Section 2.16, but shall otherwise be without premium or penalty and shall be accompanied by accrued interest on the principal amount being prepaid to but excluding the date of payment.

                  (f) Amounts to be applied pursuant to this Section 2.13 to the prepayment of Term Loans and Revolving Loans shall be applied, as applicable, first to reduce outstanding ABR Borrowings. Any amounts remaining after each such application shall, at the option of the Borrower, be applied to prepay Eurodollar Borrowings immediately or shall be deposited in the Prepayment Account (as defined below) for a period of up to 30 days. The Administrative Agent shall apply any cash deposited in the Prepayment Account allocable to Term Loans to prepay Eurodollar Term Loans and allocable to Revolving Loans to prepay Eurodollar Revolving Loans (i) prior to the 30th day following the deposit of such amounts in such account, in each case on the last day of their respective Interest Periods (or, at the direction of the Borrower, on any earlier date) and
(ii) on the 30th day following the deposit of such amounts in such account, in each case to prepay Loans in the order of the maturity of the Interest Periods of such Loans, in each case until all outstanding Term Loans or Revolving Loans, as the case may be, have been prepaid or until all the allocable cash on deposit with respect to such Loans has been exhausted. For purposes of this Agreement, the term "Prepayment Account" shall mean an account established by the Borrower with the Administrative Agent and over which the Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal for application in accordance with this paragraph (f). The Administrative Agent will, at the request of the Borrower, invest amounts on deposit in the Prepayment Account in overnight investments that are Permitted Investments; provided, however, that (i) the Administrative Agent shall not be required to make any investment that, in its sole judgment, would require or cause the Administrative Agent to be in, or would result in any, violation of any law, statute, rule or regulation and (ii) the Administrative Agent shall have no obligation to invest amounts on deposit in the Prepayment Account if a Default or Event of Default shall have occurred and be continuing. The Borrower shall indemnify the Administrative Agent for any losses relating to the investments so that the amount available to prepay Eurodollar Borrowings on the last day of the applicable Interest Period is not less than the amount that would have been available had no investments been made pursuant thereto. Other than any interest earned on such investments, the Prepayment Account shall not bear interest. Interest or profits, if any, on such investments shall be deposited in the Prepayment Account and reinvested and disbursed as specified above. If the maturity of the Loans has been accelerated pursuant to Article VII, the Administrative Agent may, in its sole discretion, apply all amounts on deposit in the Prepayment Account to satisfy any of the Obligations in a manner consistent with the terms thereof. The Borrower hereby grants to the Administrative Agent, for its benefit and the benefit of the Fronting Banks and the Lenders, a security interest in the Prepayment Account to secure the Obligations.

                  SECTION 2.14. Reserve  Requirements;  Change in Circumstances.
(a) Notwithstanding any other provision of this Agreement, if after the date of this Agreement any change in applicable law or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) shall change the basis of taxation of payments to any Lender or any Fronting Bank of the principal of or interest on any Eurodollar Loan made by such Lender or any Fees or other amounts payable hereunder (other than changes in respect of taxes imposed on the overall net income of such Lender or Fronting Bank by the jurisdiction in which such Lender or Fronting Bank has its principal office or by any political subdivision or taxing authority therein), or shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by any Lender or such Fronting Bank (except any such reserve requirement which is reflected in the Adjusted LIBO Rate) or shall impose on such Lender or such Fronting Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein, and the result of any of the foregoing shall be to increase the cost to such Lender or such Fronting Bank of making or maintaining any Eurodollar Loan or increase the cost to any Lender of issuing or maintaining any Letter of Credit or purchasing or maintaining a participation therein or to reduce the amount of any sum received or receivable by such Lender or such Fronting Bank hereunder (whether of principal, interest or otherwise) by an amount deemed by such Lender or such Fronting Bank to be material, then the Borrower will pay to such Lender or such Fronting Bank, as the case may be, upon demand such additional amount or amounts as will compensate such Lender or Fronting Bank, as the case may be, for such additional costs incurred or reduction suffered.

                  (b) If any Lender or Fronting Bank shall have determined that the adoption after the date hereof of any law, rule, regulation, agreement or guideline regarding capital adequacy, or any change after the date hereof in any such law, rule, regulation, agreement or guideline (whether such law, rule, regulation, agreement or guideline has been adopted) or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by any Lender (or any lending office of such Lender) or any Fronting Bank or any Lender's or Fronting Bank's holding company (or other person Controlling such Lender or Fronting Bank (a "holding company")) with any request or directive regarding capital adequacy (whether or not having the force of law) of any Governmental Authority has or would have the effect of reducing the rate of return on such Lender's or Fronting Bank's capital or on the capital of such Lender's or Fronting Bank's holding company, if any, as a consequence of this Agreement or the Loans made or participations in Letters of Credit purchased by such Lender pursuant hereto or the Letters of Credit issued by such Fronting Bank pursuant hereto to a level below that which such Lender or Fronting Bank or such Lender's or Fronting Bank's holding company could have achieved but for such applicability, adoption, change or compliance (taking into consideration such Lender's or Fronting Bank's policies and the policies of such Lender's or Fronting Bank's holding company with respect to capital adequacy) by an amount deemed by such Lender or Fronting Bank to be material, then from time to time the Borrower shall pay to such Lender or Fronting Bank, as the case may be, such additional amount or amounts as will compensate such Lender or Fronting Bank or such Lender's or Fronting Bank's holding company for any such reduction suffered.

                  (c) A certificate of a Lender or Fronting Bank setting forth the amount or amounts necessary to compensate such Lender or Fronting Bank or its holding company, as applicable, as specified in paragraph (a) or (b) above shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or Fronting Bank the amount shown as due on any such certificate delivered by it within 10 days after its receipt of the same.

                  (d) Failure or delay on the part of any Lender or any Fronting Bank to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital shall not constitute a waiver of such Lender's or Fronting Bank's right to demand such compensation. The protection of this Section 2.14 shall be available to each Lender and Fronting Bank regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, agreement, guideline or other change or condition that shall have occurred or been imposed.

                  SECTION 2.15. Change in Legality. (a) Notwithstanding any other provision of this Agreement, if, after the date hereof, any change in any law or regulation or in the interpretation thereof by any Governmental Authority charged with the administration or interpretation thereof shall make it unlawful for any Lender to make or maintain any Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to any Eurodollar Loan, then, by written notice to the Borrower and to the Administrative Agent:

                  (i) such Lender may declare that Eurodollar Loans will not thereafter (for the duration of such unlawfulness) be made by such Lender hereunder (or be continued for additional Interest Periods and ABR Loans will not thereafter (for such duration) be converted into Eurodollar Loans), whereupon any request for a Eurodollar Borrowing (or to convert an ABR Borrowing to a Eurodollar Borrowing or to continue a Eurodollar Borrowing for an additional Interest Period) shall, as to such Lender only, be deemed a request for an ABR Loan (or a request to continue an ABR Loan as such for an additional Interest Period or to convert a Eurodollar Loan into an ABR Loan, as the case may be), unless such declaration shall be subsequently withdrawn; and

                (ii) such Lender may require that all outstanding Eurodollar Loans made by it be converted to ABR Loans, in which event all such Eurodollar Loans shall be automatically con-verted to ABR Loans as of the effective date of such notice as provided in paragraph (b) below.

In the event any Lender shall exercise its rights under (i) or (ii) above, all payments and prepayments of principal that would otherwise have been applied to repay the Eurodollar Loans that would have been made by such Lender or the converted Eurodollar Loans of such Lender shall instead be applied to repay the ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurodollar Loans.

                  (b) For purposes of this Section 2.15, a notice to the Borrower by any Lender shall be effective as to each Eurodollar Loan made by such Lender, if lawful, on the last day of the Interest Period currently applicable to such Eurodollar Loan; in all other cases such notice shall be effective on the date of receipt by the Borrower.

                  SECTION 2.16. Indemnity. The Borrower shall indemnify each Lender against any loss or expense that such Lender may sustain or incur as a consequence of (a) any event, other than a default by such Lender in the performance of its obligations hereunder, which results in (i) such Lender receiving or being deemed to receive any amount on account of the principal of any Eurodollar Loan prior to the end of the Interest Period in effect therefor,
(ii) the conversion of any Eurodollar Loan to an ABR Loan, or the conversion of the Interest Period with respect to any Eurodollar Loan, in each case other than on the last day of the Interest Period in effect therefor, or (iii) any Eurodollar Loan to be made by such Lender (including any Eurodollar Loan to be made pursuant to a conversion or continuation under Section 2.10) not being made after notice of such Loan shall have been given by the Borrower hereunder (any of the events referred to in this clause (a) being called a "Breakage Event") or
(b) any default in the making of any payment or prepayment required to be made hereunder. In the case of any Breakage Event, such loss shall include an amount equal to the excess, as reasonably determined by such Lender, of (i) its cost of obtaining funds for the Eurodollar Loan that is the subject of such Breakage Event for the period from the date of such Breakage Event to the last day of the Interest Period in effect (or that would have been in effect) for such Loan over
(ii) the amount of interest likely to be realized by such Lender in redeploying the funds released or not utilized by reason of such Breakage Event for such period. A certificate of any Lender setting forth any amount or amounts which such Lender is entitled to receive pursuant to this Section 2.16 shall be delivered to the Borrower and to the Administrative Agent and shall be conclusive absent manifest error.

                  SECTION 2.17.  Pro Rata  Treatment.  Except as required  under
Section 2.15, each Borrowing, each payment or prepayment of principal of any Borrowing, each payment of interest on the Loans, each payment of the Commitment Fees and the L/C Participation Fees, each reduction of the Term Loan Commitments or the Revolving Credit Commitments and each refinancing of any Borrowing with, conversion of any Borrowing to or continuation of any Borrowing as a Borrowing of any Type shall be allocated pro rata among the Lenders in accordance with their respective applicable Commitments (or, if such Commitments shall have expired or been terminated, in accordance with the respective principal amounts of their applicable outstanding Loans).

                  SECTION 2.18. Sharing of Setoffs. Each Lender agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against the Borrower or any other Loan Party, or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any Loan or Loans or L/C Disbursement as a result of which the unpaid principal portion of its Tranche A Term Loans, Tranche B Term Loans, Revolving Loans or participations in L/C Disbursements shall be proportionately less than the unpaid principal portion of the Tranche A Term Loans, Tranche B Term Loans, Revolving Loans or participations in L/C Disbursements, respectively, of any other Lender, it shall be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in the Tranche A Term Loans, Tranche B Term Loans, Revolving Loans or L/C Exposure, as the case may be of such other Lender, so that the aggregate unpaid principal amount of the Tranche A Term Loans, Tranche B Term Loans, Revolving Loans or L/C Exposure and participations in Tranche A Term Loans, Tranche B Term Loans, Revolving Loans or L/C Exposure held by each Lender shall be in the same proportion to the aggregate unpaid principal amount of all Tranche A Term Loans, Tranche B Term Loans, Revolving Loans or L/C Exposure then outstanding as the principal amount of its Tranche A Term Loans, Tranche B Term Loans, Revolving Loans or L/C Exposure prior to such exercise of banker's lien, setoff or counterclaim or other event was to the principal amount of all Tranche A Term Loans, Tranche B Term Loans, Revolving Loans or L/C Exposure outstanding prior to such exercise of banker's lien, setoff or counterclaim or other event; provided, however, that if any such purchase or purchases or adjustments shall be made pursuant to this Section 2.18 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest. The Borrower and STFI expressly consent to the foregoing arrangements and agree that any Lender holding a participation in a Term Loan or Revolving Loan or L/C Disbursement deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by the Borrower and STFI to such Lender by reason thereof as fully as if such Lender had made a Loan directly to the Borrower in the amount of such participation.

                  SECTION 2.19. Payments. (a) The Borrower shall make each payment (including principal of or interest on any Borrowing or any L/C Disbursement or any Fees or other amounts) hereunder and under any other Loan Document not later than 12:00 noon, New York City time, on the date when due in immediately available dollars, without setoff, defense or counterclaim. Each such payment (other than Fronting Bank Fees, which shall be paid directly to the applicable Fronting Bank) shall be made to the Administrative Agent at its offices at 12 East 49th Street, New York, New York. The Administrative Agent shall distribute such funds promptly after receipt to the Lenders and the Fronting Banks, as applicable.

                  (b) Whenever any payment (including principal of or interest on any Borrowing or any Fees or other amounts) hereunder or under any other Loan Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or Fees, if applicable.

                  SECTION 2.20. Taxes. (a) Any and all payments by or on behalf of the Borrower or any Loan Party hereunder and under any other Loan Document shall be made, in accordance with Section 2.19, free and clear of and without deduction for any and all current or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding (i) income taxes imposed on the net income of the Administrative Agent, any Lender or any Fronting Bank (or any transferee or assignee thereof, including a participation holder (any such entity a "Transferee")) and (ii) franchise taxes imposed on the net income of the Administrative Agent, any

Lender or any Fronting Bank (or Transferee), in each case by the jurisdiction under the laws of which the Administrative Agent, such Lender or such Fronting Bank (or Transferee) is organized or any political subdivision thereof (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities, collectively or individually, being called "Taxes"). If the Borrower or any Loan Party shall be required to deduct any Taxes from or in respect of any sum payable hereunder or under any other Loan Document to the Administrative Agent, any Lender or any Fronting Bank (or any Transferee), (i) the sum payable shall be increased by the amount (an "additional amount") necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.20) the Administrative Agent, such Lender or such Fronting Bank (or Transferee), as the case may be, shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower or such Loan Party shall make such deductions and (iii) the Borrower or such Loan Party shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

                  (b) In addition, the Borrower agrees to pay to the relevant Governmental Authority in accordance with applicable law any current or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies (including, without limitation, mortgage recording taxes and similar fees) that arise from any payment made hereunder or under any other Loan Document or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document ("Other Taxes").

                  (c) The Borrower will indemnify the Administrative Agent, each Lender and each Fronting Bank (or Transferee) for the full amount of Taxes and Other Taxes paid by the Administrative Agent, such Lender or such Fronting Bank (or Transferee), as the case may be, and any liability (including penalties, interest and expenses (including reasonable attorney's fees and expenses)) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability prepared by the Administrative Agent, a Lender or a Fronting Bank (or Transferee), or the Administrative Agent on its behalf, absent manifest error, shall be final, conclusive and binding for all purposes. Such indemnification shall be made within 30 days after the date the Administrative Agent, any Lender or any Fronting Bank (or Transferee), as the case may be, makes written demand therefor.

                  (d) As soon as practicable after the date of any payment of Taxes or Other Taxes by the Borrower or any other Loan Party to the relevant Governmental Authority, the Borrower or such other Loan Party will deliver to the Administrative Agent, at its address referred to in Section 9.01, the original or a certified copy of a receipt issued by such Governmental Authority evidencing payment thereof.

                  (e) Each Lender and Fronting Bank (or Transferee) that is organized under the laws of a jurisdiction other than the United States, any State thereof or the District of Columbia (a "Non- U.S. Lender") shall deliver to the Borrower and the Administrative Agent two copies of either United States Internal Revenue Service Form 1001 or Form 4224, or, in the case of a Non-U.S. Lender or Fronting Bank claiming exemption from U.S. Federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8, or any subsequent versions thereof or successors thereto (and, if such Non-U.S. Lender or Fronting Bank delivers a Form W-8, a certificate representing that such Non-U.S. Lender or Fronting Bank is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower and is not a controlled foreign corporation related to the Borrower

(within the meaning of Section 864(d)(4) of the Code)), properly completed and duly executed by such Non-U.S. Lender or Fronting Bank claiming complete exemption from, or reduced rate of, U.S. Federal withholding tax on payments by the Borrower under this Agreement and the other Loan Documents. Such forms shall be delivered by each Non-U.S. Lender or Fronting Bank on or before the date it becomes a party to this Agreement (or, in the case of a Transferee that is a participation holder, on or before the date such participation holder becomes a Transferee hereunder) and on or before the date, if any, such Non-U.S. Lender or Fronting Bank changes its applicable lending office by designating a different lending office (a "New Lending Office"). In addition, each Non-U.S. Lender or Fronting Bank shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender or Fronting Bank. Notwithstanding any other provision of this Section 2.20(e), a Non-U.S. Lender or Fronting Bank shall not be required to deliver any form pursuant to this Section 2.20(e) that such Non-U.S. Lender or Fronting Bank is not legally able to deliver.

                  (f) The Borrower shall not be required to indemnify any Non-U.S. Lender or Fronting Bank or to pay any additional amounts to any
Non-U.S. Lender or Fronting Bank, in respect of United States Federal withholding tax pursuant to paragraph (a) or (c) above to the extent that (i) the obligation to withhold amounts with respect to United States Federal withholding tax existed on the date such Non-U.S. Lender or Fronting Bank became a party to this Agreement (or, in the case of a Transferee that is a participation holder, on the date such participation holder became a Transferee hereunder) or, with respect to payments to a New Lending Office, the date such Non-U.S. Lender or Fronting Bank designated such New Lending Office with respect to a Loan or a Letter of Credit; provided, however, that this paragraph (f) shall not apply (x) to any Transferee or New Lending Office that becomes a Transferee or New Lending Office as a result of an assignment, participation, transfer or designation made at the request of the Borrower and (y) to the extent the indemnity payment or additional amounts any Transferee, or any Lender or Fronting Bank (or Transferee), acting through a New Lending Office, would be entitled to receive (without regard to this paragraph (f)) do not exceed the indemnity payment or additional amounts that the person making the assignment, participation or transfer to such Transferee, or Lender or Fronting Bank (or Transferee) making the designation of such New Lending Office, would have been entitled to receive in the absence of such assignment, participation, transfer or designation or (ii) the obligation to pay such additional amounts would not have arisen but for a failure by such Non-U.S. Lender or Fronting Bank to comply with the provisions of paragraph (e) above.

                  (g) Nothing contained in this Section 2.20 shall require any Lender or Fronting Bank (or any Transferee) or the Administrative Agent to make available any of its tax returns (or any other information that it deems to be confidential or proprietary).

                  SECTION 2.21. Assignment of Commitments Under Certain Circumstances; Duty to Mitigate. (a) In the event (i) any Lender or Fronting Bank delivers a certificate requesting compensation pursuant to Section 2.14,
(ii) any Lender or Fronting Bank delivers a notice  described in Section 2.15 or
(iii) the Borrower is required to pay any additional amount to any Lender or Fronting Bank or any Governmental Authority on account of any Lender or Fronting Bank pursuant to Section 2.20, the Borrower may, at its sole expense and effort (including with respect to the processing and recordation fee referred to in Section 9.04(b)), upon notice to such Lender or Fronting Bank and the Administrative Agent, require such Lender or Fronting Bank to transfer and assign, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all of its interests, rights and obligations under this Agreement to an assignee that shall assume such assigned obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (x) such assignment shall not conflict with any law, rule or regulation or order of any court or other Governmental Authority having jurisdiction, (y) the Borrower shall have received the prior written consent of the Administrative Agent (and, if a Revolving Credit Commitment is being assigned, of the Fronting Banks), which consents shall not unreasonably be withheld, and (z) the Borrower or such assignee shall have paid to the affected Lender or Fronting Bank in immediately available funds an amount equal to the sum of the principal of and interest accrued to the date of such payment on the outstanding Loans or L/C Disbursements of such Lender or Fronting Bank, respectively, plus all Fees and other amounts accrued for the account of such Lender or Fronting Bank hereunder (including any amounts under Section 2.14 and Section 2.16).

                  (b)  If  (i)  any  Lender  or  Fronting   Bank  shall  request
compensation under Section 2.14, (ii) any Lender or Fronting Bank delivers a notice described in Section 2.15 or (iii) the Borrower is required to pay any additional amount to any Lender or Fronting Bank or any Governmental Authority on account of any Lender or Fronting Bank, pursuant to Section 2.20, then such Lender or Fronting Bank shall use reasonable efforts (which shall not require such Lender or Fronting Bank to incur an unreimbursed loss or unreimbursed cost or expense or otherwise take any action inconsistent with its internal policies or legal or regulatory restrictions or suffer any disadvantage or burden deemed by it to be significant) (x) to file any certificate or document reasonably requested in writing by the Borrower or (y) to assign its rights and delegate and transfer its obligations hereunder to another of its offices, branches or affiliates, if such filing or assignment would reduce its claims for compensation under Section 2.14 or enable it to withdraw its notice pursuant to
Section 2.15 or would reduce amounts payable pursuant to Section 2.20, as the case may be, in the future. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender or Fronting Bank in connection with any such filing or assignment, delegation and transfer.

                  SECTION 2.22. Letters of Credit. (a) General. The Borrower may request the issuance of a Letter of Credit, in a form reasonably acceptable to the Administrative Agent and the applicable Fronting Bank, appropriately completed, for the account of the Borrower, at any time and from time to time while the Revolving Credit Commitments remain in effect. This Section shall not be construed to impose an obligation upon any Fronting Bank to issue any Letter of Credit that is inconsistent with the terms and conditions of this Agreement.

                  (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. In order to request the issuance of a Letter of Credit (or to amend, renew or extend an existing Letter of Credit), the Borrower shall give written or telecopy notice (or telephone notice promptly confirmed by written or telecopy notice) to the applicable Fronting Bank and the Administrative Agent (not less than 5 Business Days in advance of the requested date of issuance, amendment, renewal or extension) requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, the date of issuance, amendment, renewal or extension, the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) below), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare such Letter of Credit. Following receipt of such notice and prior to the issuance of the requested Letter of Credit or the applicable amendment, renewal or extension, the Administrative Agent shall, if the conditions set forth in the penultimate sentence of this paragraph would not be satisfied, notify the Borrower and the applicable Fronting Bank of the amount of the Aggregate Revolving Credit Exposure after giving effect to (i) the issuance, amendment, renewal or extension of such Letter of Credit, (ii) the issuance or expiration of any other Letter of Credit that is to be issued or will expire prior to the requested date of issuance of such Letter of Credit and
(iii) the borrowing or repayment of any Revolving Credit Loans that (based upon notices delivered to the Administrative Agent by the Borrower) are to be borrowed or repaid prior to the requested date of issuance of such Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if, and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that, after giving effect to such issuance, amendment, renewal or extension (A) the L/C Exposure shall not exceed $5,000,000 and (B) the Aggregate Revolving Credit Exposure shall not exceed the Total Revolving Credit Commitment. Promptly upon the issuance, amendment, renewal or extension of any Letter of Credit, the applicable Fronting Bank shall notify the Administrative Agent thereof.

                  (c) Expiration Date. Each Letter of Credit shall expire at the close of business on the earlier of the date one year after the date of the issuance of such Letter of Credit and the date that is five Business Days prior to the Revolving Credit Maturity Date, unless such Letter of Credit expires by its terms on an earlier date.

                  (d) Participations. By the issuance of a Letter of Credit and without any further action on the part of the applicable Fronting Bank or the Revolving Credit Lenders, the applicable Fronting Bank hereby grants to each
Revolving Credit Lender, and each such Lender hereby acquires from the applicable Fronting Bank, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit, effective upon the issuance of such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Credit Lender hereby absolutely and unconditionally agrees to pay to the
Administrative Agent, for the account of the applicable Fronting Bank, such Lender's Applicable Percentage of each L/C Disbursement made by such Fronting Bank and not reimbursed by the Borrower (or, if applicable, another party pursuant to its obligations under any other Loan Document) forthwith on the date due as provided in Section 2.02(g). Each Revolving Credit Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or an Event of Default, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

                  (e) Reimbursement. If a Fronting Bank shall make any L/C Disbursement in respect of a Letter of Credit, the Borrower shall pay to the applicable Fronting Bank an amount equal to such L/C Disbursement not later than two hours after the Borrower shall have received notice from such Fronting Bank that payment of such draft will be made, or, if the Borrower shall have received such notice later than 10:00 a.m., New York City time, on any Business Day, not later than 10:00 a.m., New York City time, on the immediately following Business Day.

                  (f) Obligations Absolute. The Borrower's obligations to reimburse L/C Disbursements as provided in paragraph (e) above shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under any and all circumstances whatsoever, and irrespective of:

                  (i) any lack of validity or enforceability of any Letter of Credit or any Loan Document, or any term or provision therein;

                  (ii) any amendment or waiver of or any consent to departure from all or any of the provisions of any Letter of Credit or any Loan Document;

                 (iii) the existence of any claim, setoff, defense or other right that the Borrower, any other party guaranteeing, or otherwise obligated with, the Borrower, any Subsidiary or other Affiliate thereof or any other person may at any time have against the beneficiary under any Letter of Credit, any Fronting Bank, the Administrative Agent or any Lender or any other person, whether in connection with this Agreement, any other Loan Document or any other related or unrelated agreement or transaction;

                  (iv) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                   (v) payment by the applicable Fronting Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit; and

                  (vi) any other act or omission to act or delay of any kind of any Fronting Bank, any Lender, the Administrative Agent or any other person or any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of the Borrower's obligations hereunder.

                  Without limiting the generality of the foregoing, it is expressly understood and agreed that the absolute and unconditional obligation of the Borrower hereunder to reimburse L/C Disbursements will not be excused by the gross negligence or wilful misconduct of any Fronting Bank. However, the foregoing shall not be construed to excuse such Fronting Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by such Fronting Bank's gross negligence or wilful misconduct in determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof; it is understood that the Fronting Banks may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary and, in making any payment under any Letter of Credit (i) any Fronting Bank's exclusive reliance on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including reliance on the amount of any draft presented under such Letter of Credit, whether or not the amount due to the beneficiary thereunder equals the amount of such draft and whether or not any document presented pursuant to such Letter of Credit proves to be insufficient in any respect, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever and (ii) any noncompliance in any immaterial respect of the documents presented under such Letter of Credit with the terms thereof shall, in each case, be deemed not to constitute wilful misconduct or gross negligence of such Fronting Bank.

                  (g) Disbursement Procedures. The applicable Fronting Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. Such Fronting Bank shall as promptly as possible give telephonic notification, confirmed by telecopy, to the Administrative Agent and the Borrower of such demand for payment and whether such Fronting Bank has made or will make an L/C Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse such Fronting Bank and the Revolving Credit Lenders with respect to any such L/C Disbursement.

                  (h) Interim Interest. If a Fronting Bank shall make any L/C Disbursement in respect of a Letter of Credit, then, unless the Borrower shall reimburse such L/C Disbursement in full on such date, the unpaid amount thereof shall bear interest for the account of such Fronting Bank, for each day from and including the date of such L/C Disbursement, to but excluding the earlier of the date of payment by the Borrower or the date on which interest shall commence to accrue thereon as provided in Section 2.02(g), at the rate per annum that would apply to such amount if such amount were an ABR Loan.

                  (i) Resignation or Removal of a Fronting Bank. A Fronting Bank may resign at any time by giving 180 days' prior written notice to the Administrative Agent, the Lenders and the Borrower, and may be removed at any time by the Borrower by notice to (a) Fronting Bank, the Administrative Agent and the Lenders. Subject to the next succeeding paragraph, upon the acceptance of any appointment as (a) Fronting Bank hereunder by a Lender that shall agree to serve as successor Fronting Bank, such successor shall succeed to and become vested with all the interests, rights and obligations of the retiring Fronting Bank and the retiring Fronting Bank shall be discharged from its obligations to issue additional Letters of Credit hereunder. At the time such removal or resignation shall become effective, the Borrower shall pay all accrued and unpaid fees pursuant to Section 2.05(c)(ii). The acceptance of any appointment as a Fronting Bank hereunder by a successor Lender shall be evidenced by an agreement entered into by such successor, in a form satisfactory to the Borrower and the Administrative Agent, and, from and after the effective date of such agreement, (i) such successor Lender shall have all the rights and obligations of the previous Fronting Bank under this Agreement and the other Loan Documents and (ii) references herein and in the other Loan Documents to the term "Fronting Bank" shall be deemed to refer to such successor or to any previous Fronting Bank, or to such successor and all previous Fronting Banks, as the context shall require. After the resignation or removal of a Fronting Bank hereunder, the retiring Fronting Bank shall remain a party hereto and shall continue to have all the rights and obligations of a Fronting Bank under this Agreement and the other Loan Documents with respect to Letters of Credit issued by it prior to such resignation or removal, but shall not be required to issue additional Letters of Credit.

                  (j) Cash Collateralization. If any Event of Default shall occur and be continuing, the Borrower shall, on the Business Day it receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Credit Lenders holding participations in outstanding Letters of Credit representing greater than 50% of the aggregate undrawn amount of all outstanding Letters of Credit) thereof and of the amount to be deposited, deposit in an account with the Collateral Agent, for the benefit of the Revolving Credit Lenders, an amount in cash equal to the L/C Exposure as of such date. Such deposit shall be held by the Collateral Agent as collateral for the payment and performance of the Obligations. The Collateral Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits in Permitted Investments, which investments shall be made at the option and sole discretion of the Collateral Agent, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall (i) automatically be applied by the Administrative Agent to reimburse the Fronting

Banks for L/C Disbursements for which they have not been reimbursed, (ii) be held for the satisfaction of the reimbursement obligations of the Borrower for the L/C Exposure at such time and (iii) if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Credit Lenders holding participations in outstanding Letters of Credit representing greater than 50% of the aggregate undrawn amount of all outstanding Letters of Credit), be applied to satisfy the Obligations. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived.


ARTICLE III.  REPRESENTATIONS AND WARRANTIES

                  Each of STFI and the Borrower represents and warrants to the Administrative Agent, the Collateral Agent, the Fronting Banks and each of the Lenders that:

                  SECTION 3.01. Organization; Powers. Each of STFI, the Borrower and each of the Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (c) is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where the failure so to qualify could not reasonably be expected to result in a Material Adverse Effect, and (d) has the corporate or partnership power, as the case may be, and authority to execute, deliver and perform its obligations under each of the Loan Documents, the Acquisition Documents and each other agreement or instrument contemplated hereby to which it is or will be a party and, in the case of the Borrower, to borrow hereunder.

                  SECTION 3.02. Authorization. The execution, delivery and performance by each Loan Party of each of the Loan Documents and the Acquisition Documents, the borrowings hereunder, the Acquisition Transactions and the other transactions contemplated hereby (collectively, the "Transactions") (a) have been duly authorized by all requisite corporate and, if required, stockholder action and (b) will not (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of RHI, FII, STFI, the Borrower or any Subsidiary, (B) any order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which RHI, FII, STFI, the Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound, except for any such violations of agreements not involving borrowed money or other extensions of credit that could not reasonably be expected individually or in the aggregate to have any material effect on the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and the Subsidiaries, taken as a whole, or of STFI, or on or prior to the Closing Date, of the Acquired Business, or on the rights or interests of the Lenders, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument, except, in the case of any agreement not involving borrowed money or any other extension of credit, such conflicts as could not reasonably be expected individually or in the aggregate to have any material effect on the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and the Subsidiaries, taken as a whole, or of STFI, or on or prior to the Closing Date, of the Acquired Business, or on the rights or interests of the Lenders, or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property or assets now owned by RHI or FII or now owned or hereafter acquired by STFI, the Borrower or any Subsidiary (other than any Lien created under the Security Documents).

                  SECTION 3.03. Enforceability. This Agreement has been duly executed and delivered by STFI and the Borrower and constitutes, and each other Loan Document when executed and delivered by each Loan Party party thereto will constitute, a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms.

                  SECTION 3.04. Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transactions, except for
(a) the filing of Uniform Commercial Code financing statements and filings with the United States Patent and Trademark Office and the United States Copyright Office and (b) such as have been made or obtained and are in full force and effect and a state regulatory approval in Indiana the failure to obtain which could not result in a Material Adverse Effect.

                  SECTION 3.05. Financial Statements. (a) STFI has heretofore furnished to the Lenders its consolidated balance sheets and statements of operations, stockholders' equity and cash flows (a) as of and for the fiscal years ended December 31, 1994 and December 31, 1993, audited by and accompanied by the opinions of Rothstein, Kass & Company, P.C., and Arthur Andersen LLP, independent public accountants, and (b) as of and for the fiscal quarters and the portion of the fiscal years ended September 30, 1995 and September 30, 1994. The Borrower has heretofore furnished to the Lenders the consolidated balance sheets and statements of earnings, stockholders' equity and cash flows of FII
(a) as of and for the fiscal years ended June 30, 1995, and June 30, 1994, audited and accompanied by the opinion of Arthur Andersen LLP, and (b) as of and for the fiscal quarters and the portion of the fiscal years ended October 1, 1995, and October 2, 1994. Such financial statements present fairly the financial condition and results of operations and cash flows of the STFI and FII and their respective consolidated Subsidiaries as of such dates and for such periods. Such balance sheets and the notes thereto disclose all material liabilities, direct or contingent, of the STFI and FII and their respective consolidated subsidiaries as of the dates thereof. Such financial statements were prepared in accordance with GAAP applied on a consistent basis.

                  (b) The Borrower has heretofore delivered to the Lenders the unaudited pro forma combined balance sheet of STFI dated as of September 30, 1995, giving effect to the Acquisition Transactions as if they had occurred on such date. Such pro forma balance sheet has been prepared in good faith by the Borrower, based on the assumptions used to prepare the pro forma financial information contained in the Confidential Information Memorandum (which assumptions are believed by STFI and the Borrower on the date hereof and on the Closing Date to be reasonable), is based on the best information available to the Borrower as of the date of delivery thereof, accurately reflects all adjustments required to be made to give effect to the Acquisition Transactions and presents fairly on a pro forma basis the estimated consolidated financial position of STFI, the Borrower and their subsidiaries as of September 30, 1995, assuming that the Acquisition Transactions had actually occurred at September 30, 1995.

                  (c) The Borrower has delivered to the Lenders complete and correct copies of the Offering Circular and all amendments, modifications and supplements thereto.

                  SECTION 3.06. No Material Adverse Change. There has been no material adverse change in the business, assets, operations, prospects, condition, financial or otherwise, or material agreements of STFI, the Borrower and the Subsidiaries, taken as a whole, since June 30, 1995 with respect to the Acquired Business and since December 31, 1994 with respect to STFI, respectively.

                  SECTION 3.07.  Title to Properties;  Possession  Under Leases.
(a) Each of STFI, the Borrower and the Subsidiaries has good and marketable title to, or valid leasehold interests in, all its material properties and assets, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes. All such material properties and assets are free and clear of Liens, other than Liens expressly permitted by Section 6.02.

                  (b) Each of STFI, the Borrower and the Subsidiaries has complied with all obligations under all material leases to which it is a party and all such leases are in full force and effect, except for noncompliance which could not reasonably be expected individually or in the aggregate to have any material effect on the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and the Subsidiaries, taken as a whole, or of STFI, or on or prior to the Closing Date, of the Acquired Business, or on the rights or interests of the Lenders. Each of STFI, the Borrower and the Subsidiaries enjoys peaceful and undisturbed possession under all such material leases.

                  SECTION 3.08. Subsidiaries. Schedule 3.08 sets forth as of the Closing Date a list of all Subsidiaries and the percentage ownership interest of the Borrower therein after giving effect to the Acquisition Transactions that shall occur prior to or simultaneously with the initial Credit Event hereunder. The shares of capital stock or other ownership interests so indicated on
Schedule 3.08 are fully paid and non-assessable and are owned by the Borrower, directly or indirectly, free and clear of all Liens.

                  SECTION 3.09. Litigation; Compliance with Laws. (a) Except as set forth on Schedule 3.09, there are not any actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of STFI or the Borrower, threatened against or affecting STFI or the Borrower or any Subsidiary or any business, property or rights of any such person (i) that involve any Loan Document or the Transactions or (ii) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

                  (b) None of STFI, the Borrower or any of the Subsidiaries or any of their respective material properties or assets is in violation of, nor will the continued operation of their material properties and assets as currently conducted violate, any law, rule or regulation (including any zoning, building, Environmental Law, ordinance, code or approval or any building permits) or any restrictions of record or agreements affecting any of its real property, or is in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority, where such violation or default could reasonably be expected to result in a Material Adverse Effect.

                  SECTION 3.10. Agreements. (a) None of STFI, the Borrower or any of the Subsidiaries is a party to any agreement or instrument or subject to any corporate restriction that has resulted or could reasonably be expected to result in a Material Adverse Effect. No tenant service contract to which STFI, the Borrower or any Subsidiary is party contains any restriction on assignment, and each such contract is under applicable law freely assignable by STFI, the Borrower and the Subsidiaries, as applicable.

                  (b) None of STFI, the Borrower or any of the Subsidiaries is in default in any manner under any provision of any indenture or other agreement or instrument evidencing Indebtedness, or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, where such default could reasonably be expected to result in a Material Adverse Effect.

                  SECTION 3.11. Federal Reserve Regulations. (a) None of STFI, the Borrower or any of the Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

                  (b) No part of the proceeds of any Loan or any Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulation G, U or X.

                  SECTION 3.12. Investment Company Act; Public Utility Holding Company Act. None of STFI, the Borrower or any Subsidiary is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

                  SECTION 3.13. Use of Proceeds. The Borrower will use the proceeds of the Loans and will request the issuance of Letters of Credit only for the purposes specified in the preamble to this Agreement.

                  SECTION 3.14. Tax Returns. Each of STFI, the Borrower and the Subsidiaries has filed or caused to be filed all Federal, state, local and foreign tax returns or materials required to have been filed by it and has paid or caused to be paid all taxes due and payable by it and all assessments received by it, except taxes that are being contested in good faith by appropriate proceedings and for which STFI, the Borrower or such Subsidiary, as applicable, shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP and such contest operates to suspend collection of the contested obligation, tax, assessment or charge and enforcement of a Lien.

                  SECTION 3.15. No Material Misstatements. None of the Confidential Information Memorandum, the Offering Circular or any other information, report, financial statement, exhibit or schedule furnished by or on behalf of STFI or the Borrower to the Administrative Agent or any Lender in connection with the negotiation of any Loan Document or included therein or delivered pursuant thereto contained, contains or will contain any material misstatement of fact or omitted, omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not misleading; provided that to the extent any such information, report, financial statement, exhibit or schedule was based upon or constitutes a forecast or projection, each of STFI and the Borrower represents only that it acted in good faith and utilized reasonable assumptions and due care in the preparation of such information, report, financial statement, exhibit or schedule.

                  SECTION 3.16. Employee Benefit Plans. Each of the Borrower and its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, could reasonably be expected to result in material liability of the Borrower or any of its ERISA Affiliates. The present value of all benefit liabilities under each Plan (based on those assumptions used to fund such Plan) did not, as of the last annual valuation date applicable thereto, exceed by more than $500,000 the fair market value of the assets of such Plan, and the present value of all benefit liabilities of all underfunded Plans (based on those assumptions used to fund each such Plan) did not, as of the last annual valuation dates applicable thereto, exceed by more than $1,000,000 the fair market value of the assets of all such underfunded Plans.

                  SECTION 3.17.  Environmental  Matters.  Except as set forth in
Schedule 3.17:

                  (a) The properties owned or operated by STFI, the Borrower and the Subsidiaries (the "Properties") do not contain any Hazardous Materials in amounts or concentrations which (i) constitute, or constituted a violation of, or (ii) could give rise to liability under, Environmental Laws, which violations and liabilities, in the aggregate, could result in a Material Adverse Effect.

                  (b) The Properties and all operations of the Borrower and the Subsidiaries are in compliance, and in the last ten years have been in compliance, with all Environmental Laws and all necessary Environmental Permits have been obtained and are in effect, except to the extent that such noncompliance or failure to obtain any necessary permits, in the aggregate, could not result in a Material Adverse Effect.

                  (c) There have been no Releases or threatened Releases at, from, under or proximate to the Properties or otherwise in connection with the operations of the Borrower or the Subsidiaries, which Releases or threatened Releases, in the aggregate, could result in a Material Adverse Effect.

                  (d) None of STFI, the Borrower or any of the Subsidiaries has received any notice of an Environmental Claim in connection with the Properties or the operations of the Borrower or the Subsidiaries or with regard to any person whose liabilities for environmental matters STFI, the Borrower or the Subsidiaries has retained or assumed, in whole or in part, contractually, by operation of law or otherwise, which, in the aggregate, could result in a Material Adverse Effect, nor do STFI, the Borrower or the Subsidiaries have reason to believe that any such notice will be received or is being threatened.

                  (e) None of STFI, the Borrower or the Subsidiaries retained or assumed any liability, contractually, by operation of law or otherwise, with respect to the generation, treatment, storage or disposal (including off-site disposal) of Hazardous Materials, which transportation, generation, treatment, storage or disposal, or retained or assumed liabilities, in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

                  SECTION 3.18. Insurance. Schedule 3.18 sets forth a true, complete and correct description of all insurance maintained by the Borrower, by the Borrower for its Subsidiaries or by the Subsidiaries as of the date hereof and the Closing Date. As of each such date, such insurance is in full force and effect and all premiums have been duly paid. The Borrower and its Subsidiaries have insurance in such amounts and covering such risks and liabilities as are in accordance with normal industry practice.

                  SECTION 3.19. Security Documents. (a) The Pledge Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Pledge Agreement) and, when the Collateral is delivered to the Collateral Agent, the Pledge Agreement shall constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of the pledgors thereunder in such Collateral, in each case prior and superior in right to any other person.

                  (b) The Security Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Security Agreement) and, when financing statements in appropriate form are filed in the offices specified on Schedule 6 to the Perfection Certificate, the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such Collateral to the extent that a Lien may be perfected by filing such financing statements (other than the Intellectual Property, as defined in the Security Agreement), in each case prior and superior in right to any other person, other than with respect to Liens expressly permitted by Section 6.02.

                  (c) When the Security Agreement is filed in the United States Patent and Trademark Office and the United States Copyright Office, the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in the Intellectual Property (as defined in the Security Agreement), in each case prior and superior in right to any other person (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a Lien on registered trademarks, trademark applications and copyrights acquired by the grantors after the date hereof), other than with respect to Liens expressly permitted by Section 6.02.

                  SECTION 3.20.  Location of Real Property and Leased  Premises.
(a) As of the Closing Date, after giving effect to the Acquisition Transactions, the Borrower and the Subsidiaries do not own any real property.

                  (b) Schedule 3.20(b) lists completely and correctly as of the Closing Date all real property leased by the Borrower and the Subsidiaries under leases having annual rental payments in excess of $35,000 and the locations thereof. The Borrower and the Subsidiaries have valid leases in all the real property set forth on Schedule 3.20(b).

                  SECTION 3.21. Labor Matters. There are no strikes, lockouts or slowdowns against the Acquired Business, STFI, the Borrower or any Subsidiary pending or, to the knowledge of STFI or the Borrower, threatened, other than any strikes which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. The hours worked by and payments made to employees of STFI, the Borrower and the Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters. All payments due from STFI, the Borrower or any Subsidiary, or for which any claim may be made against STFI, the Borrower or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of STFI, the Borrower or such Subsidiary. The consummation of the Acquisition Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which RHI, FII, STFI, the Borrower or any Subsidiary is bound.

                  SECTION 3.22. Solvency. Immediately after the consummation of the Transactions to occur on the Closing Date and immediately following the making of each Loan made on the Closing Date and after giving effect to the application of the proceeds of such Loans, (i) the fair value of the assets of each Loan Party, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (ii) the present fair saleable value of the property of each Loan Party will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) each Loan Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Closing Date.


ARTICLE IV.  CONDITIONS OF LENDING

                  The obligations of the Lenders to make Loans and of the Fronting Banks to issue Letters of Credit hereunder are subject to the satisfaction of the following conditions:

                  SECTION 4.01. All Credit Events. On the date of each Borrowing, including each Borrowing in which Loans are refinanced with new Loans as contemplated by Section 2.02(f) and on the date of each issuance of a Letter of Credit (each such event being called a "Credit Event"):

                  (a) The Administrative Agent shall have received a notice of such Borrowing as required by Section 2.03 (or such notice shall have been deemed given in accordance with Section 2.03) or, in the case of the issuance of a Letter of Credit, the applicable Fronting Bank and the Administrative Agent shall have received a notice requesting the issuance of such Letter of Credit as required by Section 2.22(b).

                  (b) The representations and warranties set forth in each Loan Document shall be true and correct in all material respects on and as of the date of such Credit Event with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

                  (c) The Borrower and each other Loan Party shall be in compliance with all the terms and provisions set forth herein and in each other Loan Document on its part to be observed or performed, and at the time of and immediately after such Credit Event, no Event of Default or Default shall have occurred and be continuing.

Each Credit Event shall be deemed to constitute a representation and warranty by the Borrower on the date of such Credit Event as to the matters specified in paragraphs (b) and (c) of this Section 4.01.

                  SECTION 4.02.  First Credit Event.  On the Closing Date:

                  (a) The Administrative Agent shall have received, on behalf of itself, the Lenders and the Fronting Banks, a favorable written opinion of (i) Gadsby & Hannah, counsel for STFI and the Borrower, substantially to the effect set forth in Exhibit I-1 and (ii) each other opinion listed on Schedule 4.02(a), substantially to the effect set forth in Exhibit I-2, in each case (A) dated the Closing Date, (B) addressed to the Administrative Agent, the Lenders and the Fronting Banks, and (C) covering such other matters relating to the Loan Documents and the Transactions as the Administrative Agent shall reasonably request, and STFI and the Borrower hereby request such counsel to deliver such opinions.

                  (b) All legal matters incident to this Agreement, the Borrowings and extensions of credit hereunder and the other Loan Documents shall be satisfactory to the Lenders, the Fronting Banks and Cravath, Swaine & Moore, counsel for the Administrative Agent.

                  (c) The Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing of each Loan Party as of a recent date, from such Secretary of State; (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of such Loan Party as in effect on the Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect,
         (C) that the certificate or articles of incorporation of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (ii) above; and (iv) such other documents as the Lenders, the Fronting Banks or Cravath, Swaine & Moore, counsel for the Administrative Agent, may reasonably request.

                  (d) The Administrative Agent shall have received a certificate, dated the Closing Date and signed by a Financial Officer of the Borrower, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of Section 4.01.

                  (e) The Administrative Agent shall have received all Fees and other amounts due and payable on or prior to the Closing Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.

                  (f) The Pledge Agreement shall have been duly executed by the parties thereto and delivered to the Collateral Agent and shall be in full force and effect, and all the outstanding Capital Stock of the Borrower and the Subsidiaries other than ATG, ANSI and their subsidiaries shall have been duly and validly pledged thereunder to the Collateral Agent for the ratable benefit of the Secured Parties and certificates representing such shares, accompanied by instruments of transfer and stock powers endorsed in blank, shall be in the actual possession of the Collateral Agent.

                  (g) The Security Agreement shall have been duly executed by the Loan Parties party thereto and shall have been delivered to the Collateral Agent and shall be in full force and effect on such date and each document (including each Uniform Commercial Code financing statement) required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Collateral Agent for the benefit of the Secured Parties a valid, legal and perfected first-priority security interest in and lien on the Collateral described in such agreement (subject to any Lien expressly permitted by Section 6.02) shall have been delivered to the Collateral Agent.

                  (h) The Collateral Agent shall have received the results of a search of the Uniform Commercial Code filings (or equivalent filings) made with respect to the Loan Parties in the states (or other jurisdictions) in which the chief executive office of each such person is located and the other jurisdictions in which Uniform Commercial Code filings (or equivalent filings) are to be made pursuant to the preceding paragraph, together with copies of the financing statements (or similar documents) disclosed by such search, and accompanied by evidence satisfactory to the Collateral Agent that the Liens indicated in any such financing statement (or similar document) would be permitted under Section 6.02 or have been released, except as contemplated by Section 6.09(k). The Administrative Agent shall have received duly executed documentation evidencing the termination of (i) all the security interests granted in the Pledged Stock (as defined in the Pledge Agreement) and in any other Collateral in connection with any of the Specified Liabilities or any existing Indebtedness of STFI and (ii) the credit facility of STFI with State Street Bank and Trust Company.

                  (i) The Collateral Agent shall have received a Perfection Certificate with respect to the Loan Parties dated the Closing Date and duly executed by a Responsible Officer of the Borrower.

                  (j) Each of the Parent Guarantee Agreement and the Subsidiary Guarantee Agreement shall have been duly executed by the parties thereto, respectively, shall have been delivered to the Collateral Agent and shall be in full force and effect.

                  (k) The Indemnity, Subrogation and Contribution Agreement shall have been duly executed by the parties thereto, shall have been delivered to the Collateral Agent and shall be in full force and effect.

                  (l) The Administrative Agent shall have received a copy of, or a certificate as to coverage under, the insurance policies required by
         Section 5.02 and the applicable provisions of the Security Documents, each of which policies shall be endorsed or otherwise amended to include a "standard" or "New York" lender's loss payable endorsement and to name the Collateral Agent as additional insured, in form and substance satisfactory to the Administrative Agent.

                  (m) All requisite Governmental Authorities and material third parties shall have approved or consented to the Acquisition Transactions and the other Transactions to the extent required other than a state regulatory approval required in Indiana the failure to obtain which could not result in a Material Adverse Effect, all applicable appeal periods shall have expired and there shall be no governmental or judicial action, actual or threatened, that has or could have a reasonable likelihood of restraining, preventing or imposing burdensome conditions on the Acquisition Transactions or the consummation of the other Transactions.

                  (n)  The FII  Reorganization,  the  Merger,  the  Section  351
         Exchange and the other Acquisition Transactions shall have been consummated prior to or simultaneously with the initial Credit Event hereunder in accordance with applicable law, the Merger Agreement and the Exchange Agreement (including the cancellation of preferred stock contemplated thereby immediately upon the issuance of the Cumulative Convertible Preferred Stock and the Special Preferred Stock) and as contemplated by the Offering Circular without any changes not approved by the Lenders, and otherwise on terms satisfactory to the Lenders. Each Acquisition Document shall be in form and substance satisfactory to the Lenders and the Lenders shall be satisfied with all arrangements for the transfer of employees and services from, or the provision of services by, STFI to the Subsidiaries.

                  (o) The Amendments to Charter and Bylaws shall have become effective prior to or simultaneously with the initial Credit Event hereunder, and prior to or simultaneously with the initial Credit Event hereunder STFI shall have issued to RHI (i) the Cumulative Convertible Preferred Stock with a liquidation preference not in excess of $25,000,000, (ii) the Special Preferred Stock with an initial liquidation preference not in excess of $20,000,000 and (iii) not more than 6,000,000 shares of common stock of STFI, in each case on terms satisfactory in all respects to the Lenders.

                  (p) The Discount Notes shall have been issued prior to or simultaneously with the initial Credit Event hereunder and shall have an interest rate not in excess of 14% and a maturity not sooner than the tenth anniversary of the Closing Date and otherwise be on the terms set forth in the Discount Note Indenture, and the Borrower shall have received gross proceeds of not less than $115,000,000 therefrom.

                  (q) The proceeds of the Term Loans and, to the extent thereafter required, the net proceeds of Discount Notes shall be applied simultaneously with the initial Credit Event hereunder to discharge in full all the Specified Liabilities and, immediately after giving effect to the Acquisition Transactions (i) STFI, the Borrower and the Subsidiaries shall have outstanding no Indebtedness other than the Loans, the Discount Notes and the Indebtedness of STFI for borrowed money as set forth on Schedule 6.01(a) in an aggregate principal amount not in excess of $4,000,000, (ii) STFI shall not have outstanding any equity interests other than common stock of STFI existing on the date hereof and the Capital Stock of STFI issued to RHI in the Acquisition Transactions, as contemplated by paragraph (o) above, and (iii) the Borrower shall not have outstanding any equity interests other than common stock owned by STFI and pledged to secure the Obligations.

                  (r) The Tender Offer shall have been consummated prior to or simultaneously with the initial Credit Event hereunder and all the FII Senior Notes shall have been tendered and repaid in accordance with the terms thereof.

                  (s) The Lenders shall have received a satisfactory pro forma consolidated balance sheet of STFI as of September 30, 1995, together with a certificate of a Financial Officer of the Borrower to the effect that such pro forma balance sheet fairly presents the pro forma financial position of STFI, the Borrower, the Subsidiaries and the Acquired Business in accordance with GAAP, and the Lenders shall be satisfied that such balance sheet and the Acquisition Transactions and the financing arrangements contemplated hereby are consistent with the sources and uses shown in the Confidential Information Memorandum and are not materially inconsistent with the information or projections and the financial model contained in the Confidential Information Memorandum.

                  (t) The Lenders shall have received a solvency letter from Corporate Valuation Advisors Inc. in form and substance satisfactory to the Lenders, as to the solvency of STFI, the Borrower, the Subsidiaries and the Acquired Business on a consolidated basis after giving effect to the Acquisition Transactions and the consummation of the other Transactions contemplated hereby.


ARTICLE V.  AFFIRMATIVE COVENANTS

                  Each of STFI and the Borrower covenants and agrees with each Lender that so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document shall have been paid in full and all Letters of Credit have been canceled or have expired and all amounts drawn thereunder have been reimbursed in full, unless the Required Lenders shall otherwise consent in writing, each of STFI and the Borrower will, and will cause each of the Subsidiaries to:

                  SECTION 5.01. Existence; Businesses and Properties. (a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except as otherwise expressly permitted under
Section 6.05.

                  (b) Do or cause to be done all things necessary to obtain, preserve, renew, extend and keep in full force and effect the rights, licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names material to the conduct of its business; maintain and operate such business in substantially the manner in which it is presently conducted and operated; comply in all material respects with all applicable laws, rules, regulations (including any zoning, building, Environmental and Safety Law, ordinance, code or approval or any building permits or any restrictions of record or agreements affecting any of its real property) and decrees and orders of any Governmental Authority, whether now in effect or hereafter enacted; and at all times maintain and preserve all property material to the conduct of such business and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times.

                  SECTION 5.02. Insurance. Keep its insurable properties adequately insured at all times by financially sound and reputable insurers; maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses operating in the same or similar locations, including public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it; and maintain such other insurance as may be required by law.

                  SECTION 5.03. Obligations and Taxes. Pay its Indebtedness and other obligations promptly and in accordance with their terms and pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided, however, that such payment and discharge shall not be required with respect to any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the Borrower shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP and such contest operates to suspend collection of the contested obligation, tax, assessment or charge and enforcement of a Lien.

                  SECTION 5.04. Financial Statements, Reports, etc. Furnish to the Administrative Agent and each Lender:

                  (a) within 90 days after the end of each fiscal year, consolidated and consolidating balance sheets and related statements of operations, stockholders' equity and cash flows showing the financial condition of STFI, the Borrower and the Subsidiaries as of the close of such fiscal year and the results of operations of STFI, the Borrower and the Subsidiaries during such year, all audited by a big six accounting firm or other independent public accountants of recognized national standing acceptable to the Required Lenders and accompanied by an opinion of such accountants (which shall not be qualified in any material respect) to the effect that such consolidated financial statements fairly present the financial condition and results of operations of STFI, the Borrower and the Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

                  (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, consolidated and consolidating balance sheets and related statements of operations, stockholders' equity and cash flows showing the financial condition STFI, the Borrower and the Subsidiaries as of the close of such fiscal quarter and the results of operations of STFI, the Borrower and the Subsidiaries during such fiscal quarter and the then elapsed portion of the fiscal year, all certified by a Financial Officer of STFI or the Borrower as fairly presenting the financial condition and results of operations of STFI, the Borrower and the Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments;

                  (c) (i) concurrently with any delivery of financial statements under paragraph (a) or (b) above (but no later than the date on which such statements are due), a certificate of the accounting firm or Financial Officer opining on or certifying such statements (which certificate, when furnished by an accounting firm, may be limited to accounting matters and disclaim responsibility for legal interpretations) (A) certifying that no Event of Default or Default has occurred or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (B) setting forth computations in reasonable detail satisfactory to the Administrative

         Agent demonstrating compliance with the covenants contained in Sections 6.11, 6.12, 6.13, 6.14 and 6.15 and (ii) within 45 days after the end of each fiscal year, a certificate of a Financial Officer certifying as to the matters set forth in clauses (A) and (B) above;

                  (d) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by STFI, the Borrower or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of such Commission, or with any national securities exchange, or distributed to its shareholders, as the case may be;

                  (e) concurrently with the delivery of financial statements under paragraph (a) or (b) above, a balance sheet and related statements of operations, stockholders' equity and cash flows for each Unrestricted Subsidiary and each STFI Unrestricted Subsidiary for the applicable period;

                  (f) within 45 days after the end of each month, a certificate of a Financial Officer of the Borrower reporting revenues and EBITDA for such month and containing statements of operations and cash flows for such month and a comparison of actual results with planned results for such month;

                  (g) upon the earlier of (i) 90 days after the end of each fiscal year of the Borrower and (ii) the date on which the financial statements in respect of such period are delivered pursuant to paragraph (a) above, a certificate of a Financial Officer of the Borrower (A) setting forth, in reasonable detail, an operating and capital expenditure budget for the succeeding fiscal year and (B) setting forth the insurance policies of STFI, the Borrower and the Subsidiaries and evidencing compliance with Section 5.02 and the applicable provisions of the Security Documents;

                  (h) promptly following the creation or acquisition of any Subsidiary, a certificate from a Responsible Officer of STFI or the Borrower, identifying such new Subsidiary and the ownership interest of the Borrower or any Subsidiary therein;

                  (i) promptly, a copy of all reports submitted in connection with any material interim or special audit made by independent accountants of the books of STFI, the Borrower or any Subsidiary; and

                  (j) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of STFI, the Borrower and the Subsidiaries, or compliance with the terms of any Loan Document, or such consolidating financial statements, or such financial statements showing the results of operations of any Unrestricted Subsidiary or any STFI Unrestricted Subsidiary, as in each case the Administrative Agent or any Lender may reasonably request.

                  SECTION 5.05. Litigation and Other Notices. Furnish to the Administrative Agent, the Fronting Banks and each Lender prompt written notice of the following:

                  (a) any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) taken or proposed to be taken with respect thereto;

                  (b) the filing or commencement of, or any threat or notice of intention of any person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority, against the Borrower or any Affiliate thereof that could reasonably be expected to result in a Material Adverse Effect;

                  (c) the loss, suspension or other material impairment of any material FCC license or any other material approval, certification or authorization of any Governmental Authority; and

                  (d) any development that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.

                  SECTION 5.06. Employee Benefits. (a) Comply in all material respects with the applicable provisions of ERISA and the Code and (b) furnish to the Administrative Agent (i) as soon as possible after, and in any event within 10 days after any Responsible Officer of the Borrower or any ERISA Affiliate knows or has reason to know that, any ERISA Event has occurred that, alone or together with any other ERISA Event could reasonably be expected to result in liability of the Borrower in an aggregate amount exceeding $1,000,000 or requiring payments exceeding $500,000 in any year, a statement of a Financial Officer of the Borrower setting forth details as to such ERISA Event and the action, if any, that the Borrower proposes to take with respect thereto.

                  SECTION 5.07. Maintaining Records; Access to Properties and Inspections. Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all requirements of law are made of all dealings and transactions in relation to its business and activities. Each Loan Party will, and will cause each of its subsidiaries (except, other than during the continuance of an Event of Default, in the case of the Borrower, the Unrestricted Subsidiaries and, in the case of STFI, the STFI Unrestricted Subsidiaries) to, permit any representatives designated by the Administrative Agent or any Lender to visit and inspect the financial records and the properties of STFI, the Borrower or any Subsidiary at reasonable times and as often as reasonably requested and to make extracts from and copies of such financial records, and permit any representatives designated by the
Administrative Agent or any Lender to discuss the affairs, finances and condition of STFI, the Borrower or any Subsidiary with the officers thereof and independent accountants therefor.

                  SECTION 5.08. Use of Proceeds. Use the proceeds of the Loans and request the issuance of Letters of Credit only for the purposes set forth in the preamble to this Agreement.

                  SECTION 5.09. Compliance with Environmental Laws. Comply, and cause all lessees and other persons occupying its Properties to comply, in all material respects with all Environmental Laws and Environmental Permits applicable to their respective operations and Properties; obtain and renew all material Environmental Permits necessary for their respective operations and Properties; conduct any Remedial Action in accordance with Environmental Laws; and provide the Administrative Agent with prompt written notice of any Environmental Claim that could reasonably be expected to result in material liability.

                  SECTION 5.10. Preparation of Environmental Reports. If a Default caused by reason of a breach of Section 3.17 or 5.09 shall have occurred and be continuing, at the request of the Required Lenders through the Administrative Agent, provide to the Lenders within 45 days after such request, at the expense of the Borrower, an environmental site assessment report for the Properties which are the subject of such default prepared by an environmental consulting firm acceptable to the Administrative Agent and indicating the presence or absence of Hazardous Materials and the estimated cost of any compliance or Remedial Action in connection with such Properties.

                  SECTION 5.11. Further Assurances.  Execute any and all further documents, financing statements, agreements and instruments, and take all further action (including filing Uniform Commercial Code and other financing statements, mortgages and deeds of trust) that may be required under applicable law, or that the Required Lenders, the Administrative Agent or the Collateral Agent may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and first priority of the security interests created or intended to be created by the Security Documents. In addition, from time to time, STFI, the Borrower and the Subsidiaries will, at their cost and expense, on or promptly (but in any event within 10 Business Days) following the date of acquisition or formation by STFI, the Borrower or any Subsidiary of any new subsidiary (subject to the receipt of required consents from Governmental Authorities and, in the case of Unrestricted Subsidiaries and STFI Unrestricted Subsidiaries, consents of other third parties), promptly secure the Obligations by causing the following to occur: (i) promptly upon creating or acquiring any additional subsidiary, the Capital Stock of such subsidiary will (unless such subsidiary is a subsidiary of an Unrestricted Subsidiary or a subsidiary of an STFI Unrestricted Subsidiary) be pledged pursuant to the Pledge Agreement and
(ii) such subsidiary will (unless such subsidiary is an Unrestricted Subsidiary or an STFI Unrestricted Subsidiary) become a party to the Security Agreement, the Pledge Agreement (if such subsidiary owns Capital Stock of any subsidiary), the Subsidiary Guarantee Agreement and the Indemnity, Subrogation and Contribution Agreement as contemplated under each such agreement and will, if such subsidiary owns any material real property, enter into and deliver to the Collateral Agent a first mortgage in respect of such property in form reasonably satisfactory to the Collateral Agent and pay all recording taxes, title insurance costs, survey costs and other costs in connection with such mortgage. STFI and the Borrower further agree that, upon receipt of notice from the Administrative Agent requesting a first mortgage in respect of any real property or leasehold interest of STFI, the Borrower or any Subsidiary, STFI and the Borrower will, and will cause the Subsidiaries to, at their sole cost, promptly deliver to the Collateral Agent each such mortgage in a form reasonably satisfactory to the Collateral Agent and pay all recording taxes, title insurance costs, survey costs and other costs in connection with each such mortgage. All such security interests and Liens will be created under the Security Documents and other instruments and documents in form and substance reasonably satisfactory to the Collateral Agent, and STFI, the Borrower and the Subsidiaries shall deliver or cause to be delivered to the Administrative Agent all such instruments and documents (including legal opinions and lien searches) as the Required Lenders shall reasonably request to evidence compliance with this Section 5.11. STFI and the Borrower agree to provide, and to cause each Subsidiary to provide, such evidence as the Collateral Agent shall reasonably request as to the perfection and priority status of each such security interest and Lien. STFI and Borrower will, and will cause their Subsidiaries to, use their best efforts to take all actions and obtain all approvals required to permit the pledge under the Pledge Agreement of all the equity interests in ATG, ANSI and their subsidiaries and to permit ATG, ANSI and their subsidiaries to become Guarantors, Grantors under the Security Agreement and Pledgors under the Pledge Agreement, and immediately upon the taking of all required action and receipt of all required approvals in respect of any of them, cause the equity interests in such person to be pledged under the Pledge Agreement and cause such person to become a Guarantor, a Grantor under the Security Agreement and a Pledgor under the Pledge Agreement.

                  SECTION 5.12. Fiscal Year. Cause its fiscal year to end on December 31.

                  SECTION 5.13. Interest Rate Protection Agreements. In the case of the Borrower, as promptly as practicable and in any event within 90 days after the Closing Date, enter into, and thereafter maintain in effect, one or more Interest Rate Protection Agreements with any of the Lenders or other financial institutions reasonably satisfactory to the Administrative Agent, the effect of which shall be to limit for the 3-year period commencing on the date such Interest Rate Protection Agreements are entered into the interest payable in connection with Indebtedness having an aggregate outstanding principal amount equal to not less than 50% of the aggregate principal amount of the Term Borrowings outstanding at the time such Interest Rate Protection Agreements are entered into to a maximum rate and on terms and conditions otherwise reasonably acceptable, taking into account then current market conditions, to the Administrative Agent, and deliver evidence of the execution and delivery thereof to the Administrative Agent.

                  SECTION 5.14.  Corporate Identity.  Do or cause to be done (or refrain from doing or causing to be done, as the case may be) all things necessary to ensure that the separate legal identity of the Borrower will at all times be respected and that neither the Borrower nor any of the Subsidiaries will be liable for any obligations, contractual or otherwise, of STFI or any other entity in which STFI owns any equity interest, except as permitted under
Section 6.06 or Section 6.07 or pursuant to any Loan Document. Without limiting the foregoing, the Borrower and STFI will (a) observe, and cause the Subsidiaries to observe, all requirements, procedures and formalities necessary or advisable in order that the Borrower will for all purposes be considered a validly existing corporation separate and distinct from STFI and its other subsidiaries, (b) not permit any commingling of the assets of STFI or any of its other subsidiaries with assets of the Borrower or any Subsidiary which would prevent the assets of STFI or any of its subsidiaries from being readily distinguished from the assets of the Borrower and the Subsidiaries and (c) take reasonable and customary actions to ensure that creditors of STFI and its other subsidiaries are aware that each such person is an entity separate and distinct from the Borrower and the Subsidiaries.


ARTICLE VI.  NEGATIVE COVENANTS

                  Each of STFI and the Borrower covenants and agrees with each Lender that, so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document have been paid in full and all Letters of Credit have been cancelled or have expired and all amounts drawn thereunder have been reimbursed in full, unless the Required Lenders shall otherwise consent in writing, neither STFI nor the Borrower will, nor will they cause or permit any of the Subsidiaries to:

                  SECTION 6.01. Indebtedness. Incur, create, assume or permit to exist any Indebtedness, except:

                  (a) Indebtedness for borrowed money existing on the date hereof and set forth in Schedule 6.01(a);

                  (b) Indebtedness created hereunder;

                  (c) in the case of the Borrower, Discount Notes and Discount Exchange Notes having an aggregate Accreted Value at any time not in excess of the Discount Note Value at such time;

                  (d) in the case of the Guarantors, the guarantees under the Guarantee Agreements and the Discount Note Guarantees;

                  (e) in the case of the Borrower, Indebtedness under the Interest Rate Protection Agreements entered into in accordance with
         Section 5.13;

                  (f) Capital Lease Obligations, mortgage financings and purchase money Indebtedness in an aggregate principal amount outstanding at any time not in excess of $2,000,000 incurred by the Borrower or any Subsidiary prior to or within 270 days after a Capital Expenditure in order to finance such Capital Expenditure and secured only by the assets that are the subject of such Capital Expenditure, and extensions, renewals and refinancings thereof if the interest rate with respect thereto and other terms thereof are no less favorable to the Borrower or such Subsidiary than the Indebtedness being refinanced and the average life to maturity thereof is greater than or equal to that of the Indebtedness being refinanced; provided, however, that such refinancing Indebtedness shall not be (i) Indebtedness of an obligor that was not an obligor with respect to the Indebtedness being extended, renewed or refinanced, (ii) in a principal amount that exceeds the Indebtedness being renewed, extended or refinanced or (iii) incurred, created or assumed if any Default or Event of Default has occurred and is continuing or would result therefrom;

                  (g)Indebtedness of the Borrower or any wholly owned Subsidiary to any Subsidiary or the Borrower; and

                  (h)  all  premium   (if  any),   interest,   fees,   expenses,
         indemnities,   charges  and   additional  or  contingent   interest  on
         obligations described in clauses (a) through (g) above.


                  SECTION 6.02. Liens. Create, incur, assume or permit to exist any Lien on any property or assets (including stock or other securities of any person, including any Subsidiary) now owned or hereafter acquired by it or on any income or revenues or rights in respect of any thereof, or assign or transfer any income or revenues or rights in respect thereof, except:

                  (a) Liens on property or assets of the Borrower and its Subsidiaries existing on the date hereof and set forth in Schedule 6.02; provided that such Liens shall secure only those obligations which they secure on the date hereof;

                  (b) any Lien created under the Loan Documents;

                  (c) Liens consisting of interests of lessors under capital leases permitted by Section 6.01(f);

                  (d) Liens for taxes not yet due or which are being contested in compliance with Section 5.03;

                  (e) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business and securing obligations that are not due and payable or that are being contested in compliance with Section 5.03;

                  (f)  pledges  and  deposits  made in the  ordinary  course  of
         business  in  compliance  with  workmen's  compensation,   unemployment
         insurance and other social security laws or regulations;

                  (g) deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than Capital Lease Obligations), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                  (h) zoning restrictions, easements, rights-of-way, restrictions on use of real property and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries; and

                  (i) other Liens with respect to property or assets not constituting collateral for the Obligations with an aggregate fair market value of not more than $2,000,000 at any time.

                  SECTION 6.03. Sale and Lease-Back Transactions. Enter into any arrangement, directly or indirectly, with any person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred.

                  SECTION 6.04. Investments, Loans and Advances. Purchase, hold or acquire any capital stock, evidences of indebtedness or other securities of, make or permit to exist any loans or advances to, or make or permit to exist any investment or any other interest in, any other person, except:

                  (a) investments (i) by the Borrower existing on the date hereof in the Capital Stock of the Subsidiaries and STC, or (ii) by STFI in the Capital Stock of the Borrower;

                  (b) Permitted Investments and investments that were Permitted Investments when made;

                  (c) in the case of the Borrower, Interest Rate Protection Agreements entered into in accordance with Section 5.13;

                  (d)intercompany loans permitted to be incurred as Indebtedness under Section 6.01(g);

                  (e) (i) loans and advances to employees of STFI, the Borrower or the Subsidiaries not to exceed $1,000,000 in the aggregate at any time outstanding and (ii) advances of payroll payments and expenses to employees in the ordinary course of business;

                  (f) (i) accounts receivable arising and trade credit granted in the ordinary course of business and any securities received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss and (ii) prepayments and other credits to suppliers made in the ordinary course of business consistent with the past practices of the Acquired Business, STFI, the Borrower and the Subsidiaries;

                  (g) investments,  other than investments  listed in paragraphs
         (a) through (f) of this Section, existing on the Closing Date and set forth on Schedule 6.04;

                  (h) ownership interests in Unrestricted Subsidiaries, provided that the capitalization requirement set forth in clause (vii) of the definition of "Unrestricted Subsidiary" shall at all times be satisfied;

                  (i) in the case of STFI, ownership interests in STFI Unrestricted Subsidiaries, provided that the capitalization requirement set forth in clause (g) of the definition of "STFI Unrestricted Subsidiary" shall at all times be satisfied;

                  (j) investments in any fiscal year in Permitted Business Acquisitions funded solely with funds described in clause (g)(iii) of the definition of "STFI Unrestricted Subsidiary" and available in such fiscal year as set forth in such clause (iii), subject to the limitation set forth in the parenthetical set forth at the end of such clause (iii); and

                  (k) other investments in Permitted Business Acquisitions, provided that the aggregate amount of consideration (whether cash or property, as valued at the time each such investment is made) for all investments made in Permitted Business Acquisitions under this paragraph (k) shall not exceed $3,500,000 for any fiscal year (of which not more than $2,500,000 may be in the form of cash) and shall not exceed $12,500,000 for the period following the Closing Date.

                  SECTION 6.05. Mergers, Consolidations, Sales of Assets and Acquisitions. Merge into or consolidate with any other person, or permit any other person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or any substantial part of its assets (whether now owned or hereafter acquired), other than assets of the Borrower constituting an Unrestricted Subsidiary, or any Capital Stock of any Subsidiary or purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or any substantial part of the assets of any other person, except that (a) the Borrower and any Subsidiary may purchase and sell inventory in the ordinary course of business, (b) if at the time thereof and immediately after giving effect thereto no Event of Default or Default shall have occurred and be continuing any wholly owned Subsidiary may merge into or consolidate with any other wholly owned Subsidiary in a transaction in which the surviving entity is a wholly owned Subsidiary and no person other than the Borrower or a wholly owned Subsidiary receives any consideration, (c) the Borrower and the Subsidiaries may acquire Permitted Business Acquisitions and other investments permitted by Section 6.04 and (d) the Subsidiaries may sell, lease or otherwise dispose of property for cash consideration equal to the fair market value of the asset sold, leased or otherwise disposed of, provided that (i) the Net Proceeds thereof are applied in accordance with Section 2.13(b), (ii) the aggregate consideration received in respect of all transactions under this clause (d) shall not exceed $1,000,000 in any fiscal year and (iii) no sale may be made of the Capital Stock (or any warrant, right, or option to purchase any and Capital Stock or any security convertible into or exchangeable for any such Capital Stock) of any Subsidiary.

                  SECTION 6.06. Dividends and Distributions; Restrictions on Ability of Subsidiaries to Pay Dividends. (a) Declare or pay, directly or indirectly, any dividend or make any other distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any shares of its Capital Stock or directly or indirectly redeem, purchase, retire or otherwise acquire for value (or permit any Subsidiary to purchase or acquire) any shares of any class of its Capital Stock or set aside any amount for any such purpose; provided, however, that (i) any Subsidiary may declare and pay dividends or make other distributions to the Borrower or to any wholly owned Subsidiary, and (ii) so long as immediately after giving effect to such payment or distribution, no Event of Default or Default shall have occurred and be continuing and the Borrower shall be in compliance, on a pro forma basis, with the covenants contained in Sections 6.11, 6.12, 6.13, 6.14 and 6.15 recomputed as of the last day of the most recently ended fiscal quarter of the Borrower as if such payment or distribution were made on the first day of each relevant period for testing compliance, the Borrower may declare and pay dividends or make other distributions to STFI (A) in an aggregate amount not in excess of $1,500,000 in any fiscal year, to be used by STFI to pay dividends on the Cumulative Convertible Preferred Stock, (B) to fund the payment by STFI of tax liabilities, legal, accounting and other professional fees and expenses, compensation, fees and expenses of the board of directors of STFI and fees and expenses associated with registration statements filed with the Securities and Exchange Commission and subsequent ongoing public reporting requirements, in each case to the extent actually incurred by STFI in connection with the business of its ownership of the Capital Stock of the Borrower, (C) in an aggregate amount not in excess of $400,000 in any fiscal year, to be used by STFI to pay dividends on its Series C Preferred Stock and on its Series D Preferred Stock, (D) solely to the extent a portion of Excess Cash Flow for the most recently ended fiscal year not subject to the mandatory prepayments in accordance with Section 2.13(c) is available for such purpose, to make mandatory redemptions required under Section 5(c) of the Certificate of Designation in respect of the Special Preferred Stock and (E) solely to the extent funds described in clauses (A) or (B) of clause (g)(iii) of the definition of "STFI Unrestricted Subsidiary" are available in such fiscal year as set forth in such clause (iii), subject to the limitation set forth in the parenthetical set forth at the end of such clause (iii), to be used by STFI to pay dividends on any of its Capital Stock; provided further, that no payment may be made under clause (A) or clause (D) above at any time that there shall have been outstanding for 30 days or more any amount due and payable by STFI in excess of $100,000 in respect of any liability purported to have been assumed by any person other than STFI in the Acquisition Transactions. This paragraph (a) shall not constitute a restriction on the payment of dividends on any of the preferred stock cancelled upon the exchange set forth in the Exchange Agreement, all of which preferred stock shall have been cancelled on or prior to the initial Credit Event hereunder as required under Section 4.02(n).

                  (b) Permit any subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (i) pay any dividends or make any other distributions on its Capital Stock or any other equity interest or (ii) make or repay any loans or advances to the Borrower or the parent of such Subsidiary.

                  SECTION 6.07. Transactions with Affiliates. Sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except that the Borrower or any Subsidiary may engage in any of the foregoing transactions in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, provided that the foregoing shall not prohibit any issuance of securities of STFI or other awards, payments or grants in cash, securities or otherwise pursuant to, or the funding of, employment agreements, stock options and stock ownership plans approved by the Board of Directors of STFI.

                  SECTION 6.08. Business of STFI, the Borrower and the Subsidiaries. Engage at any time in any business or business activity other than
(a) in the case of STFI, the ownership of all the Capital Stock of the Borrower, the ownership of STFI Unrestricted Subsidiaries, the ownership of Permitted Business Acquisitions permitted under Section 6.04(j), the ownership of the general partnership interest in Financial Place Communications Company owned by STFI on the date hereof, the ownership of Capital Stock of STC and the ownership of certain contracts of STFI owned on the Closing Date after giving effect to the Acquisition Transactions, (b) in the case of the Borrower, being party to tenant service contracts and the ownership of Capital Stock of the Subsidiaries and the Unrestricted Subsidiaries and business activities reasonably incidental thereto and (c) in the case of the Subsidiaries, the business currently conducted by STFI and its subsidiaries or by the Acquired Business and business activities reasonably incidental thereto.

                  SECTION 6.09. Other Indebtedness and Agreements. (a) Permit any waiver, supplement, modification, amendment, termination or release of (i) the Discount Notes, the Discount Note Indenture, the Discount Exchange Notes or the Discount Note Guarantees, (ii) the Merger Agreement, (iii) the Charter and Bylaws of STFI, as amended by the Amendments to Charter and Bylaws, (iv) the Certificates of Designation, (v) any other instrument or agreement (other than the Loan Documents) pursuant to which any other Indebtedness of STFI, the Borrower or any Subsidiary is outstanding in an aggregate principal amount in excess of $1,000,000 or (vi) any other material agreement of STFI, the Borrower or any Subsidiary, including the other Acquisition Documents.

                  (b) Directly or indirectly, make any distribution or payment, whether in cash, property, securities or a combination thereof, other than scheduled payments of principal and interest as and when due (to the extent not prohibited by applicable subordination provisions), in respect of, or pay, or offer to commit to pay, or directly or indirectly redeem, repurchase, retire or otherwise acquire for consideration (or set apart any sum for the aforesaid purposes), or prepay or defease, any Indebtedness of STFI, the Borrower or any of the Subsidiaries (other than Indebtedness under the Loan Documents) prior to the stated maturity date of such Indebtedness, except in any fiscal year to the extent funds described in clause (A) of clause (g)(iii) of the definition of "STFI Unrestricted Subsidiary" are available in such fiscal year as set forth in such clause (iii), subject to the limitation set forth in the parenthetical set forth at the end of such clause (iii), such funds may be used to prepay Discount Notes or Discount Exchange Notes.

                  (c) Permit any agreement of STFI, the Borrower or any of the Subsidiaries to include any provision that would allow the counterparty to offset against its obligations under such agreement the obligations owing by such counterparty to STFI, the Borrower or any of the Subsidiaries under any other agreement.

                  (d) Permit any agreement of the Borrower or any Subsidiary to include a restriction on the assignment of such agreement based on any change in control or similar provisions.

                  (e) Make any cash payment on or in respect of the Discount Notes or the Discount Exchange Notes at any time that a cash payment is not required to be made.

                  (f) Permit the Borrower to issue any Capital Stock, or permit any Subsidiary to issue any Capital Stock other than to the Borrower or a wholly owned Subsidiary.

                  (g) Provide any management or service to any Unrestricted Subsidiary or any STFI Unrestricted Subsidiary except in consideration of cash remuneration in an amount not less than could have been obtained from a third party on an arm's length basis.

                  (h)  Designate  any   Indebtedness   as   "Designated   Senior
Indebtedness" for purposes of the Discount Note Indenture or any Discount Exchange Note Indenture.

                  (i) Permit ANSI to terminate any agency relationship with any Guarantor or to modify the terms of any such agency in any manner that is less favorable to such Guarantor than the terms in effect immediately prior to such modification or permit ATG, ANSI or any of their subsidiaries at any time prior to the date on which it shall become a Guarantor to enter into any transaction with STFI, the Borrower or any Subsidiary that it would otherwise have been permitted to enter into as a Subsidiary under this Article VI.

                  (j) Enter into any tenant service contract that would result in a breach of Section 3.10.

                  (k) (i) fail to furnish to the Collateral Agent within two weeks after the Closing Date the results of all the searches of Uniform Commercial Code filings (or equivalent filings) contemplated by Section 4.02(h) that were not delivered on the Closing Date or (ii) fail to deliver to the Collateral Agent within four weeks after the Closing Date evidence satisfactory to the Collateral Agent that the Liens indicated in any financing statement (or similar document) disclosed in the results of any search furnished under clause
(i) would be permitted under Section 6.02 or have been released.

                  SECTION 6.10. Capital Expenditures. Permit the aggregate amount of Capital Expenditures made by STFI, the Borrower and the Subsidiaries taken as a whole in any fiscal year to exceed the amount set forth below opposite such period:

                                               Fiscal Period
                                           Capital Expenditures

April 1, 1996 - March 31, 1997                  $13,500,000
April 1, 1997 - March 31, 1998                   14,000,000
April 1, 1998 - March 31, 1999                   15,500,000
April 1, 1999 - March 31, 2000                   16,000,000
April 1, 2000 - March 31, 2001                   16,500,000
April 1, 2001 - March 31, 2002                   17,500,000
April 1, 2002 - March 31, 2003                   18,000,000;

provided, however, that to the extent Capital Expenditures in any fiscal year are less than the amount set forth above opposite such year, up to $2,000,000 of such unused amount in any fiscal year may be carried forward to the next succeeding fiscal year.

                  SECTION 6.11. Minimum EBITDA. Permit EBITDA of STFI, the Borrower and the Subsidiaries at the end of any fiscal quarter to be less than the amount set forth for such quarter on Schedule 6.11.

                  SECTION 6.12. Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio as of the end of any fiscal quarter to be less than 1.00.

                  SECTION 6.13. Leverage Ratio. Permit the Leverage Ratio as of the end of any fiscal quarter to be in excess of the ratio set forth for such quarter on Schedule 6.13.

                  SECTION 6.14. Interest Expense Coverage Ratio. Permit the Interest Expense Coverage Ratio as of the end of any fiscal quarter to be less than that set forth for such quarter on Schedule 6.14.

                  SECTION 6.15. Minimum Net Worth. Permit Net Worth as of the end of any fiscal quarter to be less than the Minimum Net Worth as of such date.


ARTICLE VII.  EVENTS OF DEFAULT

                  In case of the happening of any of the following events ("Events of Default"):

                  (a) any representation or warranty made or deemed made in or in connection with any Loan Document or the borrowings or issuances of Letters of Credit hereunder, or any representation, warranty, statement or information contained in any report, certificate, financial statement or other instrument furnished in connection with or pursuant to any Loan Document, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished;

                  (b) default shall be made in the payment of any principal of any Loan or the reimbursement with respect to any L/C Disbursement or in the payment of any interest on any Loan or any Fee or L/C Disbursement or any other amount (other than an amount referred to in (a) above) due under any Loan Document, when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

                  (c) default shall be made in the due observance or performance by STFI, the Borrower or any Subsidiary of any covenant, condition or agreement contained in Section 5.01(a), 5.05 or 5.08 or in Article VI;

                  (d) default shall be made in the due observance or performance by STFI, the Borrower or any Subsidiary of any covenant, condition or agreement contained in any Loan Document (other than those specified in (b), or (c) above) and such default shall continue unremedied for a period of 15 days after notice thereof from the Administrative Agent or any Lender to the Borrower;

                  (e) there shall have occurred a Change in Control;

                  (f) STFI, the Borrower or any Subsidiary shall (i) fail to pay any principal or interest, regardless of amount, due in respect of any Indebtedness in a principal amount in excess of $1,000,000, when and as the same shall become due and payable, or (ii) fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any such Indebtedness if the effect of any failure referred to in this clause
         (ii) is to cause, or to permit the holder or holders of such Indebtedness or a trustee on its or their behalf (with or without the giving of notice, the lapse of time or both) to cause, such Indebtedness to become due prior to its stated maturity;

                  (g)  an  involuntary  proceeding  shall  be  commenced  or  an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of STFI, the Borrower or any Subsidiary, or of a substantial part of the property or assets of STFI, the Borrower or any Subsidiary, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law,
         (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for STFI, the Borrower or any Subsidiary or for a substantial part of the property or assets of STFI, the Borrower or a Subsidiary or (iii) the winding-up or liquidation of STFI, the Borrower or any Subsidiary; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

                  (h) STFI, the Borrower or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in (g) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for STFI, the Borrower or any Subsidiary or for a substantial part of the property or assets of STFI, the Borrower or any Subsidiary, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors,
         (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take any action for the purpose of effecting any of the foregoing;

                  (i) one or more judgments for the payment of money in an aggregate amount in excess of $1,000,000 shall be rendered against STFI, the Borrower, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of STFI, the Borrower or any Subsidiary to enforce any such judgment;

                  (j) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other such ERISA Events, could reasonably be expected to result in liability of the Borrower and its ERISA Affiliates in an aggregate amount exceeding $1,000,000 or requires payments exceeding $500,000 in any year;

                  (k) any security interest purported to be created by any Security Document shall cease to be, or shall be asserted by the Borrower or any other Loan Party not to be, a valid, perfected, first priority (except as otherwise expressly provided in this Agreement or such Security Document) security interest in the securities, assets or properties covered thereby, except to the extent that any such loss of perfection or priority results from the failure of the Collateral Agent to maintain possession of certificates representing securities pledged under the Pledge Agreement and except to the extent that such loss is covered by a lender's title insurance policy and the related insurer promptly after such loss shall have acknowledged in writing that such loss is covered by such title insurance policy; or

                  (l) any Loan Document shall not be for any reason, or shall be asserted by STFI, the Borrower or any Subsidiary not to be, in full force and effect and enforceable in all material respects in accordance with its terms;

then, and in every such event (other than an event with respect to the Borrower described in paragraph (g) or (h) above), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate forthwith the Commitments and (ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding; and in any event with respect to the Borrower described in paragraph (g) or (h) above, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding.


ARTICLE VIII.  THE AGENTS

                  In order to expedite the transactions contemplated by this Agreement, Credit Suisse is hereby appointed to act as Administrative Agent and Collateral Agent on behalf of the Lenders and the Fronting Banks (for purposes of this Article VIII, the Administrative Agent and the Collateral Agent are referred to collectively as the "Agents"). Each of the Lenders and each assignee of any such Lender, hereby irrevocably authorizes the Agents to take such actions on behalf of such Lender or assignee or Fronting Bank and to exercise such powers as are specifically delegated to the Agents by the terms and provisions hereof and of the other Loan Documents, together with such actions and powers as are reasonably incidental thereto. The Administrative Agent is hereby expressly authorized by the Lenders and the Fronting Banks, without hereby limiting any implied authority, (a) to receive on behalf of the Lenders and the Fronting Banks all payments of principal of and interest on the Loans, all payments in respect of L/C Disbursements and all other amounts due to the Lenders hereunder, and promptly to distribute to each Lender or Fronting Bank its proper share of each payment so received; (b) to give notice on behalf of each of the Lenders to the Borrower of any Event of Default specified in this Agreement of which the Administrative Agent has actual knowledge acquired in connection with its agency hereunder; and (c) to distribute to each Lender and Fronting Bank copies of all notices, financial statements and other materials delivered by the Borrower or any other Loan Party pursuant to this Agreement or the other Loan Documents as received by the Administrative Agent (other than such materials delivered pursuant to Section 5.04) and the Administrative Agent shall promptly after receipt thereof deliver such notices and distribute such copies to the Lenders and the Fronting Banks, as applicable. Without limiting the generality of the foregoing, the Agents are hereby expressly authorized to execute any and all documents (including releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Security Documents. In the event that any party other than the Lenders and the Agents shall participate in all or any portion of the Collateral pursuant to the Security Documents, all rights and remedies in respect of such Collateral shall be controlled by the Collateral Agent. Notwithstanding anything herein to the contrary, no Lender identified herein as Documentation Agent shall have any separate duties, responsibilities, obligations or authority as Documentation Agent hereunder.

                  Neither the Agents nor any of their respective directors, officers, employees or agents shall be liable as such for any action taken or omitted by any of them except for its or his own gross negligence or wilful misconduct, or be responsible for any statement, warranty or representation herein or the contents of any document delivered in connection herewith, or be required to ascertain or to make any inquiry concerning the performance or observance by the Borrower or any other Loan Party of any of the terms, conditions, covenants or agreements contained in any Loan Document. The Agents shall not be responsible to the Lenders for the due execution, genuineness, validity, enforceability or effectiveness of this Agreement or any other Loan Documents, instruments or agreements. The Agents shall in all cases be fully protected in acting, or refraining from acting, in accordance with written instructions signed by the Required Lenders and, except as otherwise specifically provided herein, such instructions and any action or inaction pursuant thereto shall be binding on all the Lenders. Each Agent shall, in the absence of knowledge to the contrary, be entitled to rely on any instrument or document believed by it in good faith to be genuine and correct and to have been signed or sent by the proper person or persons. Neither the Agents nor any of their respective directors, officers, employees or agents shall have any responsibility to the Borrower or any other Loan Party on account of the failure of or delay in performance or breach by any Lender or Fronting Bank of any of its obligations hereunder or to any Lender or Fronting Bank on account of the failure of or delay in performance or breach by any other Lender or Fronting Bank or the Borrower or any other Loan Party of any of their respective obligations hereunder or under any other Loan Document or in connection herewith or therewith. Each of the Agents may execute any and all duties hereunder by or through agents or employees and each of the Agents shall be entitled to rely upon the advice of legal counsel selected by it with respect to all matters arising hereunder and shall not be liable for any action taken or suffered in good faith by it in accordance with the advice of such counsel.

                  The Lenders hereby acknowledge that neither Agent shall be under any duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement unless it shall be requested in writing to do so by the Required Lenders.

                  Subject to the appointment and acceptance of a successor Agent as provided below, either Agent (which term includes, for the purposes of this paragraph, the Documentation Agent) may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent which shall be a bank with an office in New York, New York, having a combined capital and surplus of at least $500,000,000 or an Affiliate of any such bank. Upon the acceptance of any appointment as Agent hereunder by a successor bank, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations hereunder. After the Agent's resignation hereunder, the provisions of this Article and Section 9.05 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

                  With respect to the Loans made by it hereunder, any Agent (which term includes, for the purposes of this paragraph, the Documentation Agent) in its individual capacity and not as Agent shall have the same rights and powers as any other Lender and may exercise the same as though it were not an Agent, and the Agents and their Affiliates may accept deposits from, lend money to and generally engage in any kind of business with STFI, the Borrower or any Subsidiary or other Affiliate thereof as if it were not an Agent.

                  Each Lender agrees (a) to reimburse the Agents, on demand, in the amount of its pro rata share (based on its Commitments hereunder or, if such Commitments have expired or been terminated, in accordance with the respective principal amounts of their applicable outstanding Loans) of any expenses incurred for the benefit of the Lenders by the Agents, including reasonable counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders, that shall not have been reimbursed (but without limiting any obligation of the Borrower or any Loan Party hereunder or under any other Loan Document to reimburse the same) by the Borrower and (b) to indemnify and hold harmless each Agent and any of its directors, officers, employees or agents, on demand, in the amount of such pro rata share, from and against any and all liabilities, taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against it in its capacity as Agent or any of them in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by it or any of them under this Agreement or any other Loan Document, to the extent the same shall not have been reimbursed (but without limiting any obligation of the Borrower or any Loan Party hereunder or under any other Loan Document to reimburse the same) by the Borrower or any other Loan Party, provided that no Lender shall be liable to an Agent or any such other indemnified person for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Agent or any of its directors, officers, employees or agents.

                  Each Lender acknowledges that it has, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

                  In its capacity as Administrative Agent hereunder, the Administrative Agent will serve as Representative of the Bank Indebtedness under the Discount Note Indenture and agrees to notify each Lender of any notice received by it as such Representative.


ARTICLE IX.  MISCELLANEOUS

                  SECTION  9.01.  Notices.   Notices  and  other  communications
provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

                  (a) if to the Borrower or STFI, to it at 100 Great Meadow Road, Wethersfield, CT 06109, Attention of Chief Executive Officer (Telecopy No. (203) 258-2455);

                  (b) if to the Administrative Agent, to Credit Suisse, Tower 49, 12 East 49th Street, New York, New York 10017, Attention of Lisa Perrotto, Agency Group (Telecopy No. (212) 238-5073), with a copy to Credit Suisse, Attention of Jack Deutsch (Telecopy No. (212) 238-5838); and

                  (c) if to a Lender, to it at its address (or telecopy number) set forth on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender shall have become a party hereto.

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 9.01 or in accordance with the latest unrevoked direction from such party given in accordance with this
Section 9.01.

                  SECTION 9.02. Survival of Agreement. All covenants, agreements, representations and warranties made by the Borrower or STFI herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and the Fronting Banks and shall survive the making by the Lenders of the Loans and the issuance of Letters of Credit by the Fronting Banks, regardless of any investigation made by the Lenders or the Fronting Banks or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any Fee or any other amount payable under this Agreement or any other Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not been terminated. The provisions of Sections 2.14, 2.16, 2.20 and 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of the Commitments, the expiration of any Letter of Credit, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent, the Collateral Agent, the Documentation Agent, any Lender or the Fronting Banks.

                  SECTION 9.03. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower, STFI and the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

                  SECTION 9.04. Successors and Assigns. (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Borrower, STFI, the Administrative Agent, the Documentation Agent, the Fronting Banks or the Lenders that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

                  (b) Each Lender may assign to one or more financial institutions all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it); provided, however, that (i) except in the case of an assignment to a Lender or an Affiliate of such Lender, (x) the Administrative Agent (and, in the case of any assignment of a Revolving Credit Commitment, the Fronting Banks) must give their prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed) and (y) the amount of the Commitments and, without duplication, Loans of the assigning Lender subject to each such assignment (determined as of the date the

Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall be in integral multiples of $1,000,000 and in a minimum principal amount of $5,000,000 (or, if less, the entire remaining amount of the Commitments and Loans of such Lender) (ii) the parties to each such assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with (other than in the case of an assignment by a Lender to an Affiliate of such Lender) a processing and recordation fee of $3,500 and (iii) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire and the documents required pursuant to Section 2.20(e). Upon acceptance and recording pursuant to paragraph
(e) of this Section 9.04, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be (unless waived by the Administrative Agent) at least five Business Days after the execution thereof,
(A) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and (B) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.16, 2.20 and 9.05, as well as to any Fees accrued for its account and not yet paid).

                  (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows:
(i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that its Term Loan Commitment and Revolving Credit Commitment, and the outstanding balances of its Term Loans and Revolving Loans, in each case without giving effect to assignments thereof which have not become effective, are as set forth in such Assignment and Acceptance, (ii) except as set forth in (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, or the financial condition of the Borrower or any Subsidiary or the performance or observance by the Borrower or any Subsidiary of any of its obligations under this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; (iv) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in Section 3.05(a) or delivered pursuant to Section 5.04 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (v) such assignee will independently and without reliance upon the Administrative Agent, the Collateral Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) such assignee appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent and the Collateral Agent, respectively, by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                  (d) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive and the Borrower, the Administrative Agent, the Fronting Banks, the Collateral Agent and the Lenders may treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Fronting Banks, the Collateral Agent, the Documentation Agent and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

                  (e) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, an Administrative Questionnaire completed in respect of the assignee (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) above and, if required, the written consent of the Fronting Bank and the Administrative Agent to such assignment, the Administrative Agent shall (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Lenders and the Fronting Bank. No assignment shall be effective unless it has been recorded in the Register as provided in this paragraph (e).

                  (f) Each Lender may without the consent of the  Borrower,  the
Fronting Banks or the Administrative Agent sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,
(iii) the participating banks or other entities shall be entitled to the benefit of the cost protection provisions contained in Sections 2.14, 2.16 and 2.20 to the same extent as if they were Lenders and (iv) the Borrower, the Administrative Agent, the Fronting Banks and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrower relating to the Loans or L/C Disbursements and to approve any amendment, modification or waiver of any provision of this Agreement (other than amendments, modifications or waivers decreasing any fees payable hereunder or the amount of principal of or the rate at which interest is payable on the Loans, extending any scheduled principal payment date or date fixed for the payment of interest on the Loans or increasing or extending the Commitments).

                  (g) Any Lender or participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.04, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided that, prior to any such disclosure of information designated by the Borrower as confidential, each such assignee or participant or proposed assignee or participant shall execute an agreement whereby such assignee or participant shall agree (subject to customary exceptions) to preserve the confidentiality of such confidential information on terms no less restrictive than those applicable to the Lenders pursuant to
Section 9.16.

                  (h) Any Lender may at any time assign all or any portion of its rights under this Agreement to a Federal Reserve Bank to secure extensions of credit by such Federal Reserve Bank to such Lender; provided that no such assignment shall release a Lender from any of its obligations hereunder or substitute any such Bank for such Lender as a party hereto. In order to facilitate such an assignment to a Federal Reserve Bank, the Borrower shall, at the request of the assigning Lender, duly execute and deliver to the assigning Lender a promissory note or notes evidencing the Loans made to the Borrower by the assigning Lender hereunder.

                  (i) Neither STFI nor the Borrower shall assign or delegate any of its rights or duties hereunder without the prior written consent of the Administrative Agent, the Fronting Banks and each Lender, and any attempted assignment without such consent shall be null and void.

                  (j) In the event that Standard & Poor's Ratings Group or Moody's Investors Service, Inc. shall, after the date that any Lender becomes a Revolving Credit Lender, downgrade the long-term credit ratings of such Lender, and the resulting ratings shall be below BBB+ or Baa1, then any Fronting Bank shall have the right, but not the obligation, at its own expense, upon notice to such Lender and the Administrative Agent, to replace (or to request the Borrower to use its reasonable efforts to replace) such Lender with an assignee (in accordance with and subject to the restrictions contained in paragraph (b) above), and such Lender hereby agrees to transfer and assign without recourse (in accordance with and subject to the restrictions contained in paragraph (b) above) all its interests, rights and obligations in respect of its Revolving Credit Commitment to such assignee; provided, however, that (i) no such assignment shall conflict with any law, rule and regulation or order of any Governmental Authority and (ii) such Fronting Bank or such assignee, as the case may be, shall pay to such Lender in immediately available funds on the date of such assignment the principal of and interest accrued to the date of payment on the Loans made by such Lender hereunder and all other amounts accrued for such Lender's account or owed to it hereunder.

                  SECTION 9.05. Expenses; Indemnity. (a) The Borrower and STFI agree, jointly and severally, to pay all out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent, the Documentation Agent and the Fronting Banks in connection with the syndication of the credit facilities provided for herein and the preparation and administration of this Agreement and the other Loan Documents or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby or thereby contemplated shall be consummated) or incurred by the Administrative Agent, the Collateral Agent, the Documentation Agent or any Lender in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents or in connection with the Loans made or Letters of Credit issued hereunder, including the fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent and the Collateral Agent, and, in connection with any such enforcement or protection, the fees, charges and disbursements of any other counsel for the Administrative Agent, the Collateral Agent, the Documentation Agent or any Lender.

                  (b) The Borrower and STFI agree, jointly and severally, to indemnify the Administrative Agent, the Collateral Agent, the Documentation Agent, each Lender and each Fronting Bank, each Affiliate of any of the foregoing persons and each of their respective directors, officers, employees and agents (each such person being called an "Indemnitee") against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated thereby, the performance by the parties thereto of their respective obligations thereunder or the consummation of the Transactions and the other transactions contemplated thereby, (ii) the use of the proceeds of the Loans or issuance of Letters of Credit, (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, or (iv) any actual or alleged presence or Release of Hazardous Materials on any property owned or operated by the Borrower or any of the Subsidiaries, or any Environmental Claim related in any way to the Borrower or the Subsidiaries; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

                  (c) The provisions of this Section 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of the Commitments, the expiration of any Letter of Credit, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent, the Collateral Agent, the Documentation Agent, any Lender or any Fronting Bank. All amounts due under this
Section 9.05 shall be payable on written demand therefor.

                  SECTION 9.06. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by such Lender and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower or STFI against any of and all the obligations of the Borrower or STFI now or hereafter existing under this Agreement and the other Loan Documents, irrespective of whether or not such Lender shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section 9.06 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

                  SECTION 9.07. Applicable Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN LETTERS OF CREDIT AND AS OTHERWISE EXPRESSLY SET FORTH IN OTHER LOAN DOCUMENTS) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH LETTER OF CREDIT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OR RULES DESIGNATED IN SUCH LETTER OF CREDIT, OR IF NO SUCH LAWS OR RULES ARE DESIGNATED, THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500 (THE "UNIFORM CUSTOMS") AND, AS TO MATTERS NOT GOVERNED BY THE UNIFORM CUSTOMS, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 9.08. Waivers; Amendment. (a) No failure or delay of the Administrative Agent, the Collateral Agent, the Documentation Agent, any Lender or any Fronting Bank in exercising any power or right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Collateral Agent, the Fronting Banks, the Documentation Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower or any other Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Borrower or STFI in any case shall entitle the Borrower or STFI to any other or further notice or demand in similar or other circumstances.

                  (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower, STFI and the Required Lenders; provided, however, that no such agreement shall (i)
decrease the principal amount of, or extend the maturity of or any scheduled principal payment date or date for the payment of any interest on any Loan or any date for reimbursement of an L/C Disbursement, or waive or excuse any such payment or any part thereof, or decrease the rate of interest on any Loan or L/C Disbursement, without the prior written consent of each Lender affected thereby, (ii) increase or extend the Commitment or decrease or extend the payment date of the Commitment Fees of any Lender without the prior written consent of such Lender, (iii) advance any Installment Date or any other date on which principal of the Term Loans is due without the prior written consent of Lenders holding Term Loans and Revolving Credit Commitments representing (A) at least 80% of the aggregate principal amount of the then outstanding Tranche A Term Loans, (B) at least 80% of the aggregate principal amount of the then outstanding Tranche B Term Loans and (C) at least 80% of the aggregate principal amount of the then outstanding Revolving Credit Commitments,
(iv) effect any waiver, amendment or modification that by its terms adversely affects the rights in respect of payments or collateral of the Revolving Credit Lenders or Lenders participating in any Tranche differently from those of the Revolving Credit Lenders or Lenders participating in other Tranches, as the case may be, without the consent of a majority in interest of the Revolving Credit Lenders, if adversely affected, or Lenders participating in the adversely affected Tranche, as the case may be, or change the relative rights in respect of payments or collateral of the Revolving Credit Lenders or Lenders participating in different Tranches without the consent of a majority in interest of the Revolving Credit Lenders, if adversely affected, or Lenders participating in each adversely affected Tranche, as the case may be, or (v) amend or modify the provisions of Section 2.17 or 9.04(i), the provisions of this Section 9.08 or the definition of the term "Required Lenders" or release any Guarantor or all or substantially all the Collateral, without the prior written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Collateral Agent, any Fronting Bank or the Documentation Agent hereunder or under any other Loan Document without the prior written consent of the Administrative Agent, the Collateral Agent, such Fronting Bank or the Documentation Agent.

                  SECTION 9.09. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan or participation in any L/C Disbursement, together with all fees, charges and other amounts which are treated as interest on such Loan or participation in such L/C Disbursement under applicable law (collectively the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan or participation in accordance with applicable law, the rate of interest payable in respect of such Loan or participation hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan or participation but were not payable as a result of the operation of this Section 9.09 shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or participations or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

                  SECTION 9.10. Entire Agreement. This Agreement, the Fee Letter and the other Loan Documents constitute the entire contract between the parties relative to the subject matter hereof. Any other previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

                  SECTION 9.11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE

OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11.

                  SECTION 9.12. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 9.13. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section
9.03. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

                  SECTION 9.14. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

                  SECTION 9.15. Jurisdiction; Consent to Service of Process. (a) Each of STFI and the Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent, the Documentation Agent, any Fronting Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Borrower, STFI or their respective properties in the courts of any jurisdiction.

                  (b) Each of STFI and the Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  SECTION 9.16. Confidentiality. The Administrative Agent, the Collateral Agent, the Documentation Agent, each Fronting Bank and each Lender agrees to keep confidential (and to use its best efforts to cause its respective agents and representatives to keep confidential) the Information (as defined below) and all copies thereof, extracts therefrom and analyses or other materials based thereon, except that the Administrative Agent, the Collateral Agent, the Documentation Agent, any Fronting Bank or any Lender shall be permitted to disclose Information (a) to such of its respective officers, directors, employees, agents, affiliates and representatives as need to know such Information in connection with a business relationship with STFI, the Borrower or any Subsidiary, (b) to the extent requested by any regulatory authority, (c) to the extent otherwise required by applicable laws and regulations or by any subpoena or similar legal process, (d) in connection with any suit, action or proceeding relating to the enforcement of its rights hereunder or under the other Loan Documents or (e) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 9.16 or (ii) becomes available to the Administrative Agent, the Documentation Agent, any Fronting Bank, any Lender or the Collateral Agent on a nonconfidential basis from a source other than the Borrower or STFI. For the purposes of this Section, "Information" shall mean all financial statements, certificates, reports, agreements and written information (including all analyses, compilations and studies prepared by the Administrative Agent, the Collateral Agent, the Documentation Agent, the Fronting Bank or any Lender based on any of the foregoing) that are received from the Borrower or STFI and related to the Borrower or STFI, any shareholder of the Borrower or STFI or any employee, customer or supplier of the Borrower or STFI, other than any of the foregoing that were available to the Administrative Agent, the Collateral Agent, the Documentation Agent, any Fronting Bank or any Lender on a nonconfidential basis prior to its disclosure thereto by the Borrower or STFI, and which are in the case of Information provided after the date hereof, clearly identified at the time of delivery as confidential. The provisions of this Section 9.16 shall remain operative and in full force and effect regardless of the expiration and term of this Agreement for a period of one year.


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                                  SHARED TECHNOLOGIES FAIRCHILD
                                                  COMMUNICATIONS CORP.,

                                                  by
                                                  /s/  Vincent DiVincenzo
                                                  Name:  Vincent DiVincenzo
                                                  Title:  Treasurer

                                     SHARED TECHNOLOGIES INC.,

                                     by
                                     /s/  Vincent DiVincenzo
                                     Name:  Vincent DiVincenzo
                                     Title:  Treasurer


                                     CREDIT SUISSE, individually and as
                                     Administrative Agent, Collateral Agent and
                                     Fronting Bank,

                                     by
                                     /s/  Kathleen D. O'Brien
                                     Name:  Kathleen D. O'Brien
                                     Title:  Member of Senior Management

                                     by
                                     /s/  Jack Deutsch
                                     Name:  Jack Deutsch
                                     Title:  Associate


                                     CITICORP USA INC., individually and as
                                     Documentation Agent,

                                     by
                                     /s/  Marjorie Futornick
                                     Name:  Marjorie Futornick
                                     Title:  Vice President


                                     NATIONSBANK, N.A., individually and as
                                     Documentation Agent,

                                     by
                                     /s/  John D. Mindnich
                                     Name:  John D. Mindnich
                                     Title:  Senior Vice President

                                     CAISSE NATIONALE DE CREDIT AGRICOLE,

                                     by
                                     /s/  David Bouhl, F.V.P.
                                     Name:  David Bouhl, F.V.P.
                                     Title:  Head of Corporate Banking
                                                 Chicago


                                     CHL HIGH YIELD LOAN PORTFOLIO,
                                     (a unit of Chemical Bank)

                                     by
                                     /s/  Andrew D. Gordon
                                     Name:  Andrew D. Gordon
                                     Title:  Managing Director


                                     FIRST SOURCE FINANCIAL LLP,

                                     by FIRST SOURCE FINANCIAL, INC.,
                                         its Agent/Manager

                                     by
                                     /s/  Gary L. Francis
                                     Name:  Gary L. Francis
                                     Title:  Senior Vice President


                                     PILGRIM PRIME RATE TRUST,

                                     by
                                     /s/  Michael J. Bacevich
                                     Name:  Michael J. Bacevich
                                     Title:  Vice President


                                     VAN KAMPEN AMERICAN CAPITAL,
                                     PRIME RATE INCOME TRUST,

                                     by
                                     /s/  Jeffrey W. Maillet
                                     Name:  Jeffrey W. Maillet
                                     Title:  Sr. Vice Pres. - Portfolio Mgr.

                                     SENIOR HIGH INCOME PORTFOLIO, INC.,

                                     by
                                     /s/  John W. Fraser
                                     Name:  John W. Fraser
                                     Title:  Authorized Signatory


                                     MERRILL LYNCH SENIOR FLOATING RATE
                                     FUND, INC.,

                                     by
                                     /s/  John W. Fraser
                                     Name:  John W. Fraser
                                     Title:  Authorized Signatory

                                                                       EXHIBIT A

                                    [Form of]

               SHARED TECHNOLOGIES FAIRCHILD COMMUNICATIONS CORP.

                          ADMINISTRATIVE QUESTIONNAIRE




Please accurately complete the following information and return via Telecopy to the attention of Lisa Perrotto at Credit Suisse, Agency Group as soon as possible, at Telecopy No. (212) 238-5073.
--------------------------------------------------------------------------------

LENDER LEGAL NAME TO APPEAR IN DOCUMENTATION:

GENERAL INFORMATION - DOMESTIC LENDING OFFICE:

Institution Name:

Street Address:

City, State, Zip Code:


GENERAL INFORMATION - EURODOLLAR LENDING OFFICE:

Institution Name:

Street Address:

City, State, Zip Code:


POST-CLOSING, ONGOING CREDIT CONTACTS/NOTIFICATION METHODS:

CREDIT CONTACTS:

Primary Contact:

Street Address:

City, State, Zip Code:

Phone Number:

Telecopy Number:


Backup Contact:

Street Address:

City, State, Zip Code:

Phone Number:

Telecopy Number:


TAX WITHHOLDING:

         Nonresident Alien                  Y*               N

         * Form 4224 Enclosed

         Tax ID Number  _________________________


POST-CLOSING, ONGOING ADMINISTRATIVE CONTACTS/NOTIFICATION METHODS:

ADMINISTRATIVE CONTACTS - BORROWINGS, PAYDOWNS, FEES, ETC.

Contact:

Street Address:

City, State, Zip Code:

Phone Number:

Telecopy Number:


PAYMENT INSTRUCTIONS:

Name of Bank to which funds are to be transferred:



Routing Transit/ABA number of Bank to which funds are to be transferred:



Name of Account, if applicable:



Account Number:

Additional information:




MAILINGS:

Please specify the person to whom the Borrower should send financial and compliance information received subsequent to the closing (if different from primary credit contact):

Name:

Street Address:

City, State, Zip Code:

It is very important that all the above information be accurately completed and that this questionnaire be returned to the person specified in the introductory paragraph of this questionnaire as soon as possible. If there is someone other than yourself who should receive this questionnaire, please notify us of that person's name and telecopy number and we will telecopy a copy of the questionnaire. If you have any questions about this form, please call Lisa Perrotto at (212) 238-5056.

                                                                       EXHIBIT B


                                    [Form of]

                            ASSIGNMENT AND ACCEPTANCE



                  Reference is made to the Credit Agreement dated as of March 12, 1996 (the "Credit Agreement"), among Shared Technologies Fairchild Communications Corp., a Delaware corporation (the "Borrower"), Shared Technologies Inc., a Delaware corporation ("STFI", which term shall, after the Merger referred to herein, include the surviving corporation in such Merger), the financial institutions from time to time party hereto, initially consisting of those financial institutions listed on Schedule 2.01 (the "Lenders"), CREDIT SUISSE, a bank organized under the laws of Switzerland, acting through its New York branch, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, the fronting banks listed on Schedule 2.20 (the "Fronting Banks"), and each of Citicorp USA, Inc. and NationsBank, N.A., as documentation agent (individually and collectively in such capacity, the "Documentation Agent"). Terms defined in the Credit Agreement are used herein with the same meanings.

                  1. The Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Effective Date set forth below (but not prior to the registration of the information contained herein in the Register pursuant to Section 9.04(e) of the Credit Agreement), the interests set forth below (the "Assigned Interest") in the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents, including, without limitation, the amounts and percentages set forth below of (i) the Commitments of the Assignor on the Effective Date, (ii) the Loans owing to the Assignor which are outstanding on the Effective Date and (iii) participations in Letters of Credit and L/C Disbursements which are outstanding on the Effective Date. Each of the Assignor and the Assignee hereby makes and agrees to be bound by all the representations, warranties and agreements set forth in Section 9.04(c) of the Credit Agreement, a copy of which has been received by each such party. From and after the Effective Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the Loan Documents and (ii) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

                  2. This Assignment and Acceptance is being delivered to the Administrative Agent together with (i) if the Assignee is organized under the laws of a jurisdiction outside the United States, the forms specified in Section 2.20(e) of the Credit Agreement, duly completed and executed by such Assignee,
(ii) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire in the form of Exhibit A to the Credit Agreement and (iii) a processing and recordation fee of $3,500.

                  3. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

Date of Assignment:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee's Address for Notices:

Effective  Date of  Assignment
(may not be fewer than 5 Business
 Days after the Date of Assignment):

                                                                              Percentage Assigned of
                                                                              Applicable
                                                                              Facility/Commitment (set
                                                                              forth, to at least 8
                                                                              decimals, as a percentage
                                                                              of the Facility and the
                                          Principal Amount                    aggregate Commitments of
Facility/Commitment                       Assigned                            all Lenders thereunder)

Revolving Credit
Commitment                                $                                                %

Tranche A Commitment                      $                                                %

Tranche A Term Loans                      $                                                %

Tranche B Commitment                      $                                                %

Tranche B Term Loans                      $                                                %

The terms set forth above are
hereby agreed to:                                    Accepted */



_________________, as Assignor                       CREDIT SUISSE,
                                                     as Administrative Agent


by:___________________________                       by:________________________
   Name:                                                Name:
   Title:                                               Title:


                                                     by:________________________
                                                        Name:
                                                        Title:

_________________, as Assignee                       [Fronting Bank]



                                                     by:________________________
                                                        Name:
                                                        Title:

         */       To be completed to the extent consents are required under
Section 9.04(b) of the Credit Agreement.

                                                                       EXHIBIT C


                            FORM OF BORROWING REQUEST


Credit Suisse, as Administrative Agent for the Lenders referred to below,
Tower 49
12 East 49th Street
New York, NY 10017

Attention of [        ]

                                                                          [Date]

Ladies and Gentlemen:

                  The undersigned, Shared Technologies Fairchild Communications Corp. (the "Company"), refers to the Credit Agreement dated as of March 12, 1996 (the "Credit Agreement"), among the Company, Shared Technologies Inc., ("STFI", which term shall, after the Merger referred to herein, include the surviving corporation in such Merger), the financial institutions from time to time party thereto (the "Lenders"), Credit Suisse, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, the fronting banks listed on Schedule
2.20 (the "Fronting Banks"), and each of Citicorp USA, Inc. and NationsBank, N.A., as documentation agent (individually and collectively in such capacity, the "Documentation Agent"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Company hereby gives you notice pursuant to Section 2.03 of the Credit Agreement that it requests a Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Borrowing is requested to be made:

(A)  Date of Borrowing
         (which is a Business Day    ______________________

(B)  Principal Amount of
         Borrowing  1/               ______________________







---------------------
         1/ Not less than $5,000,000 and in an integral multiple of $1,000,000, but in any event not exceeding, as applicable, the available Total Revolving Credit Commitment or the aggregate amount of the Term Loan Commitments available at such time.

(C)  Interest rate basis                                    ____________________

(D)  Type of Borrowing Request 2/                           ____________________
                               -

(E)  Interest Period 3/                                     ____________________

(F) Funds are requested to be disbursed as follows:

    Dollar Amount                                           ____________________

    Bank Name                                               ____________________

    Bank ABA #                                              ____________________

    Beneficiary Name                                        ____________________

    Beneficiary A/C #                                       ____________________

    REF                                                     ____________________



                  Upon acceptance of any or all of the Loans offered by the Lenders in response to this request, the Company shall be deemed to have represented and warranted that the conditions to lending specified in Sections 4.01(b) and (c) of the Credit Agreement have been satisfied.



                                SHARED TECHNOLOGIES FAIRCHILD
                                COMMUNICATIONS CORP.,

                                by
                                      ______________________
                                      Name:
                                      Title: [Responsible Officer]






---------------------
         2/ Specify (a) Borrowing of Tranche A Term Loans, Borrowing of Tranche B Term Loans or Revolving Credit Borrowing and (b) Eurodollar Borrowing or ABR Borrowing.

         3/ Which shall be subject to the definition of "Interest Period" and end not later than the Tranche A Maturity Date, the Tranche B Maturity Date or the Revolving Credit Maturity Date (applicable only for Eurodollar Borrowings only).

                                                                       EXHIBIT D



                                    INDEMNITY,   SUBROGATION  and   CONTRIBUTION
                           AGREEMENT dated as of March 12, 1996, among SHARED TECHNOLOGIES FAIRCHILD COMMUNICATIONS CORP., a Delaware corporation (the "Borrower"), each Subsidiary of the Borrower listed on Schedule I hereto (the "Guarantors") and CREDIT SUISSE, a bank organized under the laws of Switzerland, acting through its New York branch ("Credit Suisse"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).


                  Reference is made to (a) the Credit Agreement dated as of March 12, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, STFI, the lenders from time to time party thereto (the "Lenders"), Credit Suisse, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, the fronting banks listed on
Schedule 2.20 (the "Fronting Banks"), and each of Citicorp USA, Inc. and NationsBank, N.A., as documentation agent (individually and collectively in such capacity, the "Documentation Agent") and (b) the Subsidiary Guarantee Agreement dated as of March 12, 1996, among the Guarantors and the Collateral Agent (the "Guarantee Agreement"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                  The Lenders have agreed to make Loans to the Borrower, and the Fronting Banks have agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The Guarantors have guaranteed such Loans and the other Obligations (as defined in the Guarantee Agreement) of the Borrower under the Credit Agreement pursuant to the Guarantee Agreement; certain Guarantors have granted Liens on and security interests in certain of their assets to secure such guarantees. The obligations of the Lenders to make Loans and of the Fronting Banks to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Borrower and the Guarantors of an agreement in the form hereof.

                  Accordingly, the Borrower, each Guarantor and the Collateral Agent agree as follows:

                  SECTION 1. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3), the Borrower agrees that (a) in the event a payment shall be made by any Guarantor under the Guarantee Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to any Security Document to satisfy a claim of any Secured Party, the Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

                  SECTION 2. Contribution and Subrogation. Each Guarantor (a "Contributing Guarantor") agrees (subject to Section 3) that, in the event a payment shall be made by any other Guarantor under the Guarantee Agreement or assets of any other Guarantor shall be sold pursuant to any Security Document to satisfy a claim of any Secured Party and such other Guarantor (the "Claiming Guarantor") shall not have been fully indemnified by the Borrower as provided in
Section 1, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 12, the date of the Supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 2 shall be subrogated to the rights of such Claiming Guarantor under Section 1 to the extent of such payment.

                  SECTION 3. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 1 and 2 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 1 and 2 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

                  SECTION 4. Termination. This Agreement shall survive and be in full force and effect so long as any Obligation is outstanding and has not been indefeasibly paid in full in cash, and so long as the L/C Exposure has not been reduced to zero or any of the Commitments under the Credit Agreement have not been terminated, and shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party or any Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise.

                  SECTION 5. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 6. No Waiver; Amendment. (a) No failure on the part of the Collateral Agent or any Guarantor to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Collateral Agent or any Guarantor preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. None of the Collateral Agent and the Guarantors shall be deemed to have waived any rights hereunder unless such waiver shall be in writing and signed by such parties.

                  (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Borrower, the Guarantors and the Collateral Agent, with the prior written consent of the Required Lenders (except as otherwise provided in the Credit Agreement).

                  SECTION 7. Notices. All communications and notices hereunder shall be in writing and given as provided in the Guarantee Agreement and addressed as specified therein.

                  SECTION 8. Binding Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the parties that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. Neither the Borrower nor any Guarantor may assign or transfer any of its rights or obligations hereunder (and any such attempted assignment or transfer shall be void) without the prior written consent of the Required Lenders.

Notwithstanding the foregoing, at the time any Guarantor is released from its obligations under the Guarantee Agreement in accordance with such Guarantee Agreement and the Credit Agreement, such Guarantor will cease to have any rights or obligations under this Agreement.

                  SECTION 9. Survival of Agreement; Severability. (a) All covenants and agreements made by the Borrower and each Guarantor herein and in the certificates or other instruments prepared or delivered in connection with this Agreement or the other Loan Documents shall be considered to have been relied upon by the Collateral Agent, the other Secured Parties and each Guarantor and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Fronting Banks, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loans or any other fee or amount payable under the Credit Agreement or this Agreement or under any of the other Loan Documents is outstanding and unpaid or the L/C Exposure does not equal zero and as long as the Commitments have not been terminated.

                  (b) In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 10. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall be effective with respect to any Guarantor when a counterpart bearing the signature of such Guarantor shall have been delivered to the Collateral Agent. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

                  SECTION   11.   Rules   of   Interpretation.   The   rules  of
interpretation specified in Section 1.02 of the Credit Agreement shall be applicable to this Agreement.

                  SECTION 12. Additional Guarantors. Pursuant to Section 5.11 of the Credit Agreement, each Subsidiary of STFI, the Borrower or any Subsidiary that was not in existence or not such a Subsidiary on the date of the Credit Agreement is required to enter into the Guarantee Agreement as a Guarantor upon becoming such a Subsidiary. Upon execution and delivery, after the date hereof, by the Collateral Agent and such a Subsidiary of an instrument in the form of Annex 1 hereto, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor hereunder. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first appearing above.



                                         SHARED TECHNOLOGIES FAIRCHILD
                                         COMMUNICATIONS CORP.,

                                          by
                                            _____________________________
                                            Name:
                                            Title:




                                         EACH OF THE SUBSIDIARIES LISTED ON
                                         SCHEDULE I HERETO, as a Guarantor,

                                          by
                                            _____________________________
                                            Name:
                                            Title:  Authorized Officer



                                         CREDIT SUISSE, as Collateral Agent,

                                          by
                                            _____________________________
                                            Name:
                                            Title:


                                          by
                                            _____________________________
                                            Name:
                                            Title:

                                                                      SCHEDULE I
                           GUARANTORS               to the Indemnity Subrogation
                                                      and Contribution Agreement


Name               Address

                                                                      Annex 1 to
                                                  the Indemnity, Subrogation and
                                                          Contribution Agreement




                                    SUPPLEMENT  NO.  dated  as  of [ ],  to  the
                           Indemnity, Subrogation and Contribution Agreement dated as of March 12, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Indemnity, Subrogation and Contribution Agreement"), among SHARED TECHNOLOGIES FAIRCHILD COMMUNICATIONS CORP., a Delaware corporation (the "Borrower") each Subsidiary of the Borrower listed on Shedule I thereto (the "Guarantors"), and CREDIT SUISSE, a bank organized under the laws of Switzerland, acting through its New York branch ("Credit Suisse"), as collateral agent (the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).


                  A. Reference is made to (a) the Credit Agreement dated as of March 12, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, STFI, the lenders from time to time party thereto (the "Lenders"), Credit Suisse, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, the fronting banks listed on
Schedule 2.20 (the "Fronting Banks"), and each of Citicorp USA, Inc. and NationsBank, N.A., as documentation agent (individually and collectively in such capacity, the "Documentation Agent") and (b) the Subsidiary Guarantee Agreement dated as of March 12, 1996, among the Guarantors and the Collateral Agent (the "Guarantee Agreement").

                  B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indemnity, Subrogation and Contribution Agreement and the Credit Agreement.

                  C. The Borrower and the Guarantors have entered into the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make Loans and the Fronting Banks to issue Letters of Credit. Pursuant to
Section 5.11 of the Credit Agreement, each Subsidiary of STFI, the Borrower or any Subsidiary that was not in existence or not such a Subsidiary on the date of the Credit Agreement is required to enter into the Guarantee Agreement as a Guarantor upon becoming a Subsidiary. Section 12 of the Indemnity, Subrogation and Contribution Agreement provides that additional Subsidiaries of the Borrower may become Guarantors under the Indemnity, Subrogation and Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of the Borrower (the "New Guarantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make additional Loans and the Fronting Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

                  Accordingly, the Collateral Agent and the New Guarantor agree as follows:

                  SECTION 1. In accordance with Section 12 of the Indemnity, Subrogation and Contribution Agreement, the New Guarantor by its signature below becomes a Guarantor under the Indemnity, Subrogation and Contribution Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby agrees to all the terms and provisions of the Indemnity, Subrogation and Contribution Agreement applicable to it as a Guarantor thereunder. Each reference to a "Guarantor" in the Indemnity, Subrogation and Contribution Agreement shall be deemed to include the New Guarantor. The Indemnity, Subrogation and Contribution Agreement is hereby incorporated herein by reference.

                  SECTION 2. The New Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                  SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

                  SECTION 4. Except as expressly supplemented hereby, the Indemnity, Subrogation and Contribution Agreement shall remain in full force and effect.

                  SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Indemnity, Subrogation and Contribution Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 7 of the Indemnity, Subrogation and Contribution Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature.

                  SECTION 8. The New Guarantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.


                  IN WITNESS WHEREOF, the New Guarantor and the Collateral Agent
have  duly  executed  this   Supplement  to  the  Indemnity,   Subrogation   and
Contribution Agreement as of the day and year first above written.



                                         [Name Of New Guarantor],

                                           by
                                             ____________________________
                                             Name:
                                             Title:
                                             Address:



                                         CREDIT SUISSE, as Collateral
                                          Agent,

                                           by
                                             ____________________________
                                             Name:
                                             Title:


                                           by
                                             ____________________________
                                             Name:
                                             Title:

                                                                     SCHEDULE I
                                          to Supplement No.___ to the Indemnity
                                         Subrogation and Contribution Agreement









                                   GUARANTORS



Name                          Address

                                                                       EXHIBIT E


                                    PARENT GUARANTEE AGREEMENT dated as of March
                           12, 1996, between SHARED TECHNOLOGIES INC., a Delaware corporation (the "Guarantor", which term shall, after the Merger referred to in the Credit Agreement referred to below, include the surviving corporation in such Merger) and CREDIT SUISSE, a bank organized under the laws of Switzerland, acting through its New York branch, as collateral agent (the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).


                  Reference is made to the Credit Agreement dated as of March 12, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Shared Technologies Fairchild Communications Corp., a Delaware corporation (the "Borrower"), the Guarantor, the lenders from time to time party thereto (the "Lenders"), Credit Suisse, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, the fronting banks listed on
Schedule 2.20 (the "Fronting Banks"), and each of Citicorp USA, Inc. and NationsBank, N.A., as documentation agent (individually and collectively in such capacity, the "Documentation Agent"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                  The Lenders have agreed to make Loans to the Borrower, and the Fronting Banks have agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. As the owner of all of the issued and outstanding capital stock of the Borrower, the Guarantor acknowledges that it will derive substantial benefit from the making of the Loans by the Lenders and the issuance of the Letters of Credit by the Fronting Banks. The obligations of the Lenders to make Loans and of the Fronting Banks to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Guarantor of a Guarantee Agreement in the form hereof. As consideration therefor and in order to induce the Lenders to make Loans and the Fronting Banks to issue Letters of Credit, the Guarantor is willing to execute this Agreement.

                  Accordingly, the parties hereto agree as follows:

                  SECTION 1. Guarantee. The Guarantor unconditionally guarantees, as a primary obligor and not merely as a surety, (a) the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Loan Parties to the Secured Parties under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Loan Parties under or pursuant to the Credit Agreement and the other Loan Documents and (c) unless otherwise agreed upon in writing by the applicable Lender party thereto, all obligations of the Borrower, monetary or otherwise, under each Interest Rate Protection Agreement entered into with a counterparty that was a Lender at the time such Interest Rate Protection Agreement was entered into (all the monetary and other obligations referred to in the preceding clauses (a) through (c) being collectively called the "Obligations"). The Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation. The Guarantor further agrees that (a) the maturity of the Obligations guaranteed hereby may be accelerated as provided in Article VII of the Credit Agreement for the purposes of the Guarantor's guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed hereby, and (b) in the event of any declaration of acceleration of such obligations as provided in such Article VII, such Obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purposes of this Section.

                  SECTION 2. Obligations Not Waived. To the fullest extent permitted by applicable law, the Guarantor waives presentment to, demand of payment from and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of the Guarantor hereunder shall not be affected by (a) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or any other guarantor of the Obligations under the provisions of the Credit Agreement, any other Loan Document or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of this Agreement, any other Loan Document, any Guarantee or any other agreement, including with respect to any other guarantor of the Obligations or (c) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Collateral Agent or any other Secured Party.

                  SECTION 3. Security. The Guarantor authorizes the Collateral Agent and each of the other Secured Parties to (a) take and hold security for the payment of this Guarantee and the Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine and (c) release or substitute any one or more endorsees, other guarantors or other obligors.

                  SECTION 4. Guarantee of Payment. The Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Borrower or any other person.

                  SECTION 5. No Discharge or Diminishment of Guarantee. The obligations of the Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of the Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of the Guarantor or that would otherwise operate as a discharge of the Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the

Obligations).

                  SECTION 6. Defenses of Borrower Waived. To the fullest extent permitted by applicable law, the Guarantor waives any defense based on or arising out of any defense of the Borrower or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower, other than the final and indefeasible payment in full in cash of the Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other guarantor or exercise any other right or remedy available to them against the Borrower or any other guarantor, without affecting or impairing in any way the liability of the Guarantor hereunder except to the extent the Obligations have been fully, finally and indefeasibly paid in cash. To the fullest extent permitted by applicable law, the Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantor against the Borrower or any other guarantor, as the case may be, or any security.

                  SECTION 7. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against the Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, the Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent or such other Secured Party as designated thereby in cash the amount of such unpaid Obligations. Upon payment by the Guarantor of any sums to the Collateral Agent or any Secured Party as provided above, all rights of the Guarantor against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations. In addition, any indebtedness of the Borrower now or hereafter held by the Guarantor is hereby subordinated in right of payment to the prior payment in full of the Obligations. If any amount shall erroneously be paid to the Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of the Borrower, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Collateral Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

                  SECTION 8. Information. The Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that the Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise the Guarantor of information known to it or any of them regarding such circumstances or risks.

                  SECTION 9. Termination. The Guarantee made hereunder (a) shall terminate when all the Obligations have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the L/C Exposure has been reduced to zero and the Fronting Banks have no further obligation to issue Letters of Credit under the Credit Agreement and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party or the Guarantor upon the bankruptcy or reorganization of the Borrower, the Guarantor or otherwise.

                  SECTION 10. Binding Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantor that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective when a counterpart hereof executed on behalf of the Guarantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon the Guarantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of the Guarantor, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that the Guarantor shall not have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void).

                  SECTION 11. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in similar or other circumstances.

         (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantor and the Collateral Agent, with the prior written consent of the Required Lenders (except as otherwise provided in the Credit Agreement).

                  SECTION 12. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 13. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to the Guarantor shall be given to it at 100 Great Meadow Road Wethersfield, CT 06109, Attention of Chief Executive Officer.

                  SECTION 14. Survival of Agreement. All covenants, agreements, representations and warranties made by the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Fronting Banks regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid or the L/C Exposure does not equal zero and as long as the Commitments and the L/C Commitment have not been terminated.

                  SECTION 15. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 10. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION   16.   Rules   of   Interpretation.   The   rules  of
interpretation specified in Section 1.02 of the Credit Agreement shall be applicable to this Agreement.



                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.




                                             SHARED TECHNOLOGIES INC., as
                                              Guarantor,

                                                by

                                                 ____________________________

                                                 Name:
                                                 Title:




                                             CREDIT SUISSE, as Collateral Agent,

                                                by

                                                 ____________________________

                                                 Name:
                                                 Title:


                                                by
                                                 ____________________________

                                                 Name:
                                                 Title:

                                                                       EXHIBIT F



                                    PLEDGE AGREEMENT dated as of March 13, 1996,
                           among SHARED TECHNOLOGIES FAIRCHILD COMMUNICATIONS CORP., a Delaware corporation (the "Borrower"), SHARED TECHNOLOGIES FAIRCHILD INC., a Delaware corporation ("STFI", which term shall, after the Merger referred to in the Credit Agreement referred to below, include the surviving corporation in such Merger), each Subsidiary of the Borrower listed on
                           Schedule I hereto (each such Subsidiary individually a "Subsidiary Pledgor" and collectively, the "Subsidiary Pledgors"; the Borrower, STFI and the Subsidiary Pledgors are referred to collectively herein as the "Pledgors") and CREDIT SUISSE, a bank organized under the laws of Switzerland, acting through its New York branch ("Credit Suisse"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

                  Reference is made to (a) the Credit Agreement dated as of March 12, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, STFI, the lenders from time to time party thereto (the "Lenders"), Credit Suisse, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, the fronting banks listed on
Schedule 2.20 (the "Fronting Banks"), and each of Citicorp USA, Inc. and NationsBank, N.A., as documentation agent (individually and collectively in such capacity, the "Documentation Agent"), (b) the Parent Guarantee Agreement dated as of March 12, 1996 (as amended, supplemented or otherwise modified from time to time, the "Parent Guarantee Agreement"), between STFI and the Collateral Agent and (c) the Subsidiary Guarantee Agreement dated as of March 12, 1996 (as amended, supplemented or otherwise modified from time to time, the "Subsidiary Guarantee Agreement"; and, collectively with the Parent Guarantee Agreement, the "Guarantee Agreements") among the Subsidiary Pledgors and the Collateral Agent.

                  The Lenders have agreed to make Loans to the Borrower and the Fronting Banks have agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. STFI and the Subsidiary Guarantors have agreed to guarantee, among other things, all the obligations of the Borrower under the Credit Agreement. The obligations of the Lenders to make Loans and of the Fronting Banks to issue Letters of Credit are conditioned upon, among other things, the execution and delivery by the Pledgors of a Pledge Agreement in the form hereof to secure (a) the due and punctual payment by the Borrower of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and
(iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrower to the Secured Parties under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower under or pursuant to the Credit Agreement and the other Loan Documents, (c) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of STFI under or pursuant to the Parent Guarantee Agreement or the other Loan Documents, (d) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of each

Subsidiary Pledgor under or pursuant to the Subsidiary Guarantee Agreement or the other Loan Documents and (e) the due and punctual payment and performance of all obligations of the Borrower under each Interest Rate Protection Agreement entered into with any counterparty that was a Lender at the time such Interest Rate Protection Agreement was entered into (all the monetary and other obligations referred to in the preceding clauses (a) through (e) being referred to collectively as the "Obligations"). Capitalized terms used herein and not defined herein shall have meanings assigned to such terms in the Credit Agreement.

                  Accordingly, the Pledgors and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:

                  SECTION 1. Pledge. As security for the payment and performance, as the case may be, in full of the Obligations, each Pledgor hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over and delivers unto the Collateral Agent, its successors and assigns, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in all of the Pledgor's right, title and interest in, to and under (a) the shares of capital stock owned by it and listed on Schedule II hereto and any shares of capital stock obtained in the future by the Pledgor and the certificates representing all such shares (the "Pledged Stock"); provided that the Pledged Stock shall not include, to the extent that applicable law requires that a subsidiary of the Pledgor issue directors' qualifying shares, such qualifying shares; (b)(i) the debt securities listed opposite the name of the Pledgor on Schedule II hereto, (ii) any debt securities in the future issued to the Pledgor and (iii) the promissory notes and any other instruments evidencing such debt securities (the "Pledged Debt
Securities"); (c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms hereof; (d) subject to Section 5, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed, in respect of, in exchange for or upon the conversion of the securities referred to in clauses (a) and (b) above; (e) subject to Section 5, all rights and privileges of the Pledgor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above; and (f) all proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the "Collateral"). Upon delivery to the Collateral Agent, (a) any stock certificates, notes or other securities now or hereafter included in the Collateral (the "Pledged Securities") shall be accompanied by undated stock powers duly executed in blank or other instruments of transfer satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (b) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Pledgor and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule II and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered.

                  TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

                  SECTION 2. Delivery of the Collateral. (a) Each Pledgor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Securities, and any and all certificates or other instruments or documents representing the Collateral.

                  (b) Each Pledgor will cause any Indebtedness for borrowed money owed to the Pledgor by any person to be evidenced by a duly executed promissory note that is pledged and delivered to the Collateral Agent pursuant to the terms thereof.

                  SECTION 3.  Representations,  Warranties and  Covenants.  Each
Pledgor hereby represents, warrants and covenants, as to itself and the Collateral pledged by it hereunder, to and with the Collateral Agent that:

                  (a) the Pledged Stock represents that percentage as set forth on Schedule II of the issued and outstanding shares of each class of the capital stock of the issuer with respect thereto;

                  (b) except for the security interest granted hereunder, the Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on
         Schedule II, (ii) holds the same free and clear of all Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Collateral, other than pursuant hereto, and (iv) subject to Section 5, will cause any and all Collateral, whether for value paid by the Pledgor or otherwise, to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder;

                  (c) the Pledgor (i) has the power and authority to pledge the Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement), however arising, of all persons whomsoever;

                  (d) no consent of any other person (including stockholders or creditors of any Pledgor) and no consent or approval of any Governmental Authority or any securities exchange was or is necessary to the validity of the pledge effected hereby;

                  (e) by virtue of the execution and delivery by the Pledgors of this Agreement, when the Pledged Securities, certificates or other documents representing or evidencing the Collateral are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain a valid and perfected first lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations;

                  (f) the pledge effected hereby is effective to vest in the Collateral Agent, on behalf of the Secured Parties, the rights of the Collateral Agent in the Collateral as set forth herein;

                  (g) all of the Pledged Stock has been duly authorized and validly issued and is fully paid and nonassessable;

                  (h) all information set forth herein relating to the Pledged Stock is accurate and complete in all material respects as of the date hereof; and

                  (i) the pledge of the Pledged Stock pursuant to this Agreement does not violate Regulation G, T, U or X of the Federal Reserve Board or any successor thereto as of the date hereof.

                  SECTION 4. Registration in Nominee Name; Denominations. The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the Pledgors, endorsed or assigned in blank or in favor of the Collateral Agent. Each Pledgor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Pledgor. The Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

                  SECTION 5. Voting Rights; Dividends and Interest, etc. (a) Unless and until an Event of Default shall have occurred and be continuing:

                  (i) Each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided, however, that such Pledgor will not be entitled to exercise any such right if the result thereof could materially and adversely affect the rights inuring to a holder of the Pledged
         Securities or the rights and remedies of any of the Secured Parties under this Agreement or the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

                (ii) The Collateral Agent shall execute and deliver to each Pledgor, or cause to be executed and delivered to each Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above and to receive the cash dividends it is entitled to receive pursuant to subparagraph (iii) below.

              (iii) Each Pledgor shall be entitled to receive and retain any and all cash dividends, interest and principal paid on the Pledged
         Securities to the extent and only to the extent that such cash dividends, interest and principal are permitted by, and otherwise paid in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws. All noncash dividends, interest and principal, and all dividends, interest and principal paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions (other than distributions referred to in the preceding sentence) made on or in respect of the Pledged Securities, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by any Pledgor, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

                  (b) Upon the occurrence and during the continuance of an Event of Default, all rights of any Pledgor to dividends, interest or principal that such Pledgor is authorized to receive pursuant to paragraph (a)(iii) above shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest or principal. All dividends, interest or principal received by the Pledgor contrary to the provisions of this Section 5 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 7. After all Events of Default have been cured or waived, the Collateral Agent shall, within five Business Days after all such Events of Default have been cured or waived, repay to each Pledgor all cash dividends, interest or principal (without interest), that such Pledgor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) above and which remain in such account.

                  (c) Upon the occurrence and during the continuance of an Event of Default, all rights of any Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 5, and the obligations of the Collateral Agent under paragraph
(a)(ii) of this Section 5, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Pledgors to exercise such rights; provided further that, notwithstanding the foregoing, all voting and consensual rights and powers shall remain with the Pledgor pending receipt of any necessary approval of the Federal Communications Commission ("FCC") of any assignment of transfer of control of the FCC licenses held by the Borrower or any Subsidiary. After all Events of Default have been cured or waived, such Pledgor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above.

                  SECTION 6. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, subject to applicable regulatory and legal requirements, the Collateral Agent may sell the Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the
Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and, to the extent permitted by applicable law, the Pledgors hereby waive all rights of redemption, stay, valuation and appraisal any Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

                  The Collateral Agent shall give a Pledgor 10 days' prior written notice (which each Pledgor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of such Pledgor's Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The
Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid in full by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section 6, any Secured Party may bid for or purchase, free from any right of redemption, stay or appraisal on the part of any Pledgor (all said rights being also hereby waived and released), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to it from such Pledgor as a credit against the purchase price, and it may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to such Pledgor therefor. For purposes hereof, (a) a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (b) the Collateral Agent shall be free to carry out such sale pursuant to such agreement and (c) such Pledgor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 6 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions.

                  SECTION 7. Application of Proceeds of Sale. The proceeds of any sale of Collateral pursuant to Section 6, as well as any Collateral consisting of cash, shall be applied by the Collateral Agent as follows:

                  FIRST, to the payment of all costs and expenses incurred by the Collateral Agent in connection with such sale or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of any Pledgor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

                  SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

                  THIRD, to the Pledgors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

                  The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

                  SECTION 8. Reimbursement of Collateral Agent. (a) Each Pledgor agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, other charges and disbursements of its counsel and of any experts or agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement,
(ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder or (iv) the failure by such Pledgor to perform or observe any of the provisions hereof.

                  (b) Without limitation of its indemnification obligations under the other Loan Documents, each Pledgor agrees to indemnify the Collateral Agent and the Indemnitees (as defined in Section 9.05 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, other charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions and the other transactions contemplated thereby or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

                  (c) Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 8 shall remain operative and in full force and effect regardless of the termination of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 8 shall be payable on written demand therefor and shall bear interest at the rate specified in Section 2.06 of the Credit Agreement.

                  SECTION 9. Collateral Agent Appointed Attorney-in-Fact. Each Pledgor hereby appoints the Collateral Agent the attorney-in-fact of such Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent's name or in the name of such Pledgor, to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and to make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.

                  SECTION 10. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or consent to any departure by any Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Pledgor in any case shall entitle such Pledgor to any other or further notice or demand in similar or other circumstances.

                  (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Collateral Agent and the Pledgor or Pledgors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement.

                  SECTION 11. Securities Act, etc. In view of the position of the Pledgors in relation to the Pledged Securities, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the Pledged Securities permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Securities under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Pledgor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Securities, limit the purchasers to those who will agree, among other things, to acquire such Pledged Securities for their own account, for investment, and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 11 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

                  SECTION 12. Registration, etc. Each Pledgor agrees that, upon the occurrence and during the continuance of an Event of Default hereunder, if for any reason the Collateral Agent desires to sell any of the Pledged Securities of the Borrower at a public sale, it will, at any time and from time to time, upon the written request of the Collateral Agent, use its best efforts to take or to cause the issuer of such Pledged Securities to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Collateral Agent to permit the public sale of such Pledged Securities. Each Pledgor further agrees to indemnify, defend and hold harmless the Collateral Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs of counsel (including, without limitation, reasonable fees and expenses to the Collateral Agent of legal counsel), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Pledgor or the issuer of such Pledged Securities by the Collateral Agent or any other Secured Party expressly for use therein. Each Pledgor further agrees, upon such written request referred to above, to use its best efforts to qualify, file or register, or cause the issuer of such Pledged Securities to qualify, file or register, any of the Pledged Securities under the Blue Sky or other securities laws of such states as may be requested by the Collateral Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Pledgor will bear all costs and expenses of carrying out its obligations under this Section
12. Each Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 12 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 12 may be specifically enforced.

                  SECTION 13. Regulatory Approval. Notwithstanding anything to the contrary contained herein, the Collateral Agent will not take any action pursuant to this Pledge Agreement that would constitute or result in any assignment of an FCC license or any change of control of the Borrower, any Subsidiary, any Unrestricted Subsidiary or any STFI Unrestricted Subsidiary subject to regulation by the FCC if such assignment of FCC license or change of control would require under then existing law (including the written rules and regulations promulgated by the FCC), the prior approval of the FCC, without first obtaining such approval of the FCC. Each Pledgor agrees after the occurrence of any Event of Default to take any action that the Collateral Agent may reasonably request in order to obtain and enjoy the full rights and benefits granted to the Collateral Agent by this Pledge Agreement and each other agreement, instrument and document delivered to the Collateral Agent in connection herewith or in any document evidencing or securing the collateral for any of the Obligations, including specifically, at the Pledgor's own cost and expense, the use of Pledgor's best efforts to assist in obtaining approval of the FCC or any applicable state regulatory authority for any action or transaction contemplated by this Pledge Agreement that is then required by law, and specifically, without limitation, upon request, to prepare, sign and file with the FCC or such state regulatory authority the assignor's or transferor's portion of any application or applications for consent to the assignment of license or transfer of control necessary or appropriate under the FCC's or such state regulatory authority's rules and regulations for approval of any Obligations secured hereby.

                  SECTION 14. Security Interest Absolute. All rights of the Collateral Agent hereunder, the grant of a security interest in the Collateral and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to any of the foregoing,
(c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Obligations or in respect of this Agreement (other than the indefeasible payment in full of all the Obligations).

                  SECTION 15. Termination or Release. (a) This Agreement and the security interests granted hereby shall terminate when all the Obligations have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the L/C Exposure has been reduced to zero and the Fronting Banks have no further obligation to issue Letters of Credit under the Credit Agreement.

                  (b) Upon any sale or other transfer by any Pledgor of any Collateral that is permitted under the Credit Agreement to any person that is not a Pledgor, or, upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.08(b) of the Credit Agreement, the security interest in such Collateral shall be automatically released.

                  (c) In connection with any termination or release pursuant to paragraph (a) or (b), the Collateral Agent shall execute and deliver to any Pledgor, at such Pledgor's expense, all documents that such Pledgor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 14 shall be without recourse to or warranty by the Collateral Agent.

                  SECTION 16. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Pledgor shall be given to it at the address for notices set forth on Schedule I, with a copy to the Borrower.

                  SECTION 17. Further Assurances. Each Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Collateral Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Collateral Agent its rights and remedies hereunder.

                  SECTION 18. Binding Effect; Several Agreement; Assignments. Whenever in this

Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Pledgor that are contained in this Agreement shall bind and inure to the benefit of its successors and assigns. This Agreement shall become effective as to any Pledgor when a counterpart hereof executed on behalf of such Pledgor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Pledgor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Pledgor, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that no Pledgor shall have the right to assign its rights hereunder or any interest herein or in the Collateral (and any such attempted assignment shall be void), except as expressly contemplated by this Agreement or the other Loan Documents. If all of the capital stock of a Pledgor is sold, transferred or otherwise disposed of to a person that is not an Affiliate of the Borrower pursuant to a transaction permitted by Section 6.05 of the Credit Agreement, such Pledgor shall be released from its obligations under this Agreement without further action. This Agreement shall be construed as a separate agreement with respect to each Pledgor and may be amended, modified, supplemented, waived or released with respect to any Pledgor without the approval of any other Pledgor and without affecting the obligations of any other Pledgor hereunder

                  SECTION 19. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by each Pledgor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Fronting Banks, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid or the L/C Exposure does not equal zero and as long as the Commitments and the L/C Commitments have not been terminated.

                  (b) In the event any one or more of the  provisions  contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 20. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 21. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract, and shall become effective as provided in Section 18. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 22. Rules of Interpretation. The rules of interpretation specified in Section 1.02 of the Credit Agreement shall be applicable to this Agreement. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting this Agreement.

                  SECTION 23. Jurisdiction; Consent to Service of Process. (a) Each Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Pledgor or its properties in the courts of any jurisdiction.

                  (b) Each Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 15. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  SECTION 24. Waiver Of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                  SECTION 25. Additional Pledgors. Pursuant to Section 5.11 of the Credit Agreement, each Subsidiary of STFI, the Borrower or any Subsidiary that was not in existence or not a Subsidiary on the date of the Credit Agreement is required to enter in this Agreement as a Subsidiary Pledgor upon becoming a Subsidiary if such Subsidiary owns or possesses property of a type that would be considered Collateral hereunder. Upon execution and delivery by the Collateral Agent and a Subsidiary of an instrument in the form of Annex 1, such Subsidiary shall become a Subsidiary Pledgor hereunder with the same force and effect as if originally named as a Subsidiary Pledgor herein. The execution and delivery of such instrument shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary

Pledgor as a party to this Agreement.


                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                            SHARED TECHNOLOGIES FAIRCHILD INC.,

                                             by
                                               -----------------------------
                                               Name:
                                               Title:


                                            SHARED TECHNOLOGIES FAIRCHILD
                                            COMMUNICATIONS CORP.,

                                             by
                                               -----------------------------
                                               Name:
                                               Title:  Authorized Officer


                                            THE SUBSIDIARY PLEDGORS LISTED ON
                                            SCHEDULE I HERETO,

                                             by
                                               -----------------------------
                                               Name:
                                               Title:  Authorized Officer


                                            CREDIT SUISSE, as Collateral Agent,

                                             by
                                               ------------------------------
                                               Name:
                                               Title:


                                             by
                                               ------------------------------
                                               Name:
                                               Title:

                                                               Schedule I to the
                                                               Pledge Agreement


                               SUBSIDIARY PLEDGORS


Name                                  Address

                                                              Schedule II to the
                                                              Pledge Agreement


                                  CAPITAL STOCK



            Number of        Registered     Number and Class    Percentage
Issuer      Certificate      Owner          of Shares           of Shares







                                 DEBT SECURITIES


                  Principal              Date of               Maturity
Issuer              Amount                 Note                  Date

                                                                  Annex 1 to the
                                                                Pledge Agreement



                                    SUPPLEMENT  NO.  dated as of , to the PLEDGE
                           AGREEMENT dated as of March 13, 1996, among SHARED TECHNOLOGIES FAIRCHILD COMMUNICATIONS CORP., a Delaware corporation (the "Borrower"), SHARED TECHNOLOGIES FAIRCHILD INC., a Delaware corporation ("STFI", which term shall, after the Merger referred to in the Credit Agreement referred to below, include the surviving corporation in such Merger), each Subsidiary of the Borrower listed on Schedule I hereto (each such Subsidiary individually a "Subsidiary Pledgor" and collectively, the "Subsidiary Pledgors"; the Borrower, STFI and the Subsidiary Pledgors are referred to collectively herein as the "Pledgors") and CREDIT SUISSE, a bank organized under the laws of Switzerland, acting through its New York branch ("Credit Suisse"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

                  A. Reference is made to (a) the Credit Agreement dated as of March 12, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, STFI, the lenders from time to time party thereto (the "Lenders"), Credit Suisse, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, the fronting banks listed on
Schedule 2.20 (the "Fronting Banks"), and each of Citicorp USA, Inc. and NationsBank, N.A., as documentation agent (individually and collectively in such capacity, the "Documentation Agent"), (b) the Parent Guarantee Agreement dated as of March 12, 1996 (as amended, supplemented or otherwise modified from time to time, the "Parent Guarantee Agreement"), between STFI and the Collateral Agent and (c) the Subsidiary Guarantee Agreement dated as of March 12, 1996 (as amended, supplemented or otherwise modified from time to time, the "Subsidiary Guarantee Agreement"; and, collectively with the Parent Guarantee Agreement, the "Guarantee Agreements") among the Subsidiary Pledgors and the Collateral Agent.

                  B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                  C. The Pledgors have entered into the Pledge Agreement in order to induce the Lenders to make Loans and the Fronting Banks to issue Letters of Credit. Pursuant to Section 5.11 of the Credit Agreement, each Subsidiary of STFI, the Borrower or any Subsidiary that was not in existence or not a Subsidiary on the date of the Credit Agreement is required to enter into the Pledge Agreement as a Subsidiary Pledgor upon becoming a Subsidiary if such Subsidiary owns or possesses property of a type that would be considered Collateral under the Pledge Agreement. Section 25 of the Pledge Agreement provides that such Subsidiaries may become Subsidiary Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Pledgor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Pledgor under the Pledge Agreement in order to induce the Lenders to make additional Loans and the Fronting Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

                  Accordingly, the Collateral Agent and the New Pledgor agree as follows:

                  SECTION 1. In accordance with Section 25 of the Pledge Agreement, the New Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and the New Pledgor hereby agrees (a) to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Pledgor, as security for the payment and performance in full of the Obligations (as defined in the Pledge Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Pledgor's right, title and interest in and to the Collateral (as defined in the Pledge Agreement) of the New Pledgor. Each reference to a "Subsidiary Pledgor" or a "Pledgor" in the Pledge Agreement shall be deemed to include the New Pledgor. The Pledge Agreement is hereby incorporated herein by reference.

                  SECTION 2. The New Pledgor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                  SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Pledgor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

                  SECTION 4. The New Pledgor hereby represents and warrants that set forth on Schedule I attached hereto is a true and correct schedule of all its Pledged Securities.

                  SECTION 5. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

                  SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 15 of the Pledge Agreement. All communications and notices hereunder to the New Pledgor shall be given to it at the address set forth under its signature hereto, with a copy to the Borrower.

                  SECTION 9. The New Pledgor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.


                  IN WITNESS WHEREOF, the New Pledgor and the Collateral Agent have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.




                                           [Name of New Pledgor],

                                             by
                                               ____________________________
                                               Name:
                                               Title:
                                               Address:





                                            CREDIT SUISSE, as Collateral Agent,

                                             by
                                               ____________________________
                                               Name:
                                               Title:


                                             by
                                               ____________________________
                                               Name:
                                               Title:

                                                                  Schedule I to
                                                                 Supplement No.
                                                        to the Pledge Agreement




                      Pledged Securities of the New Pledgor


                                  CAPITAL STOCK


           Number of       Registered     Number and Class     Percentage
Issuer     Certificate     Owner          of Shares            of Shares









                                 DEBT SECURITIES


                  Principal             Date of             Maturity
Issuer            Amount                Note                Date

                                                                       EXHIBIT G



                                    SECURITY  AGREEMENT  dated as of  March  13,
                           1996, among SHARED TECHNOLOGIES FAIRCHILD COMMUNICATIONS CORP., a Delaware corporation (the "Borrower"), SHARED TECHNOLOGIES FAIRCHILD INC., a Delaware corporation ("STFI", which term shall, after the Merger referred to in the Credit Agreement referred to below, include the surviving corporation in such Merger), each subsidiary of the Borrower listed on Schedule I hereto (each such subsidiary individually a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors"; the Subsidiary Guarantors, STFI and the Borrower are referred to collectively herein as the "Grantors") and CREDIT SUISSE, a bank organized under the laws of Switzerland, acting through its New York branch ("Credit Suisse"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined herein).

                  Reference is made to (a) the Credit Agreement dated as of March 12, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, STFI, the lenders from time to time party thereto (the "Lenders"), Credit Suisse, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, the fronting banks listed on
Schedule 2.20 (the "Fronting Banks"), and each of Citicorp USA, Inc. and NationsBank, N.A., as documentation agent (individually and collectively in such capacity, the "Documentation Agent") and (b) the Parent Guarantee Agreement dated as of March 12, 1996 (as amended, supplemented or otherwise modified from time to time, the "Parent Guarantee Agreement"), between STFI and the Collateral Agent and (c) the Subsidiary Guarantee Agreement dated as of March 12, 1996 (as amended, supplemented or otherwise modified from time to time, the "Subsidiary Guarantee Agreement"), among the Subsidiary Guarantors and the Collateral Agent.

                  The Lenders have agreed to make Loans to the Borrower, and the Fronting Banks have agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of STFI and the Subsidiary Guarantors has agreed to guarantee, among other things, all the obligations of the Borrower under the Credit Agreement. The obligations of the Lenders to make Loans and of the Fronting Banks to issue Letters of Credit are conditioned upon, among other things, the execution and delivery by the Grantors of an agreement in the form hereof to secure (a) the due and punctual payment by the Borrower of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and
(iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrower to the Secured Parties under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower under or pursuant to the Credit Agreement and the other Loan Documents, (c) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of each Loan Party under or pursuant to this

Agreement and the other Loan Documents and (d) the due and punctual payment and performance of all obligations of the Borrower under each Interest Rate Protection Agreement entered into with any counterparty that was a Lender at the time such Interest Rate Protection Agreement was entered into (all the monetary and other obligations described in the preceding clauses (a) through (d) being collectively called the "Obligations").

                  Accordingly, the Grantors and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:


                                    ARTICLE I

                                   Definitions

                  SECTION 1.01. Definition of Terms Used Herein. Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

                  SECTION 1.02. Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

                  "Account Debtor" shall mean any person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

                  "Accounts" shall mean any and all right, title and interest of any Grantor to payment for goods and services sold or leased, including any such right evidenced by chattel paper, whether due or to become due, whether or not it has been earned by performance, and whether now or hereafter acquired or arising in the future, including accounts receivable from Affiliates of the Grantors.

                  "Accounts Receivable" shall mean all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

                  "Collateral" shall mean all (a) Accounts Receivable, (b) Documents, (c) Equipment, (d) General Intangibles, (e) Inventory, (f) cash and cash accounts and (g) Proceeds.

                  "Copyright License" shall mean any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or which such Grantor otherwise has the right to license, or granting any right to such Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

                  "Copyrights" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule II.

                  "Credit Agreement" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

                  "Documents" shall mean all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral.

                  "Equipment" shall mean all equipment, furniture and furnishings, and all tangible personal property similar to any of the foregoing, including tools, parts and supplies of every kind and description, and all improvements, accessions or appurtenances thereto, that are now or hereafter owned by any Grantor. The term Equipment shall include Fixtures.

                  "Fixtures" shall mean all items of Equipment, whether now owned or hereafter acquired, of any Grantor that become so related to particular real estate that an interest in them arises under any real estate law applicable thereto.

                  "General Intangibles" shall mean all choses in action and causes of action and all other assignable intangible personal property of any Grantor of every kind and nature (other than Accounts Receivable) now owned or hereafter acquired by any Grantor, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Interest Rate Protection Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts Receivable.

                  "Intellectual   Property"  shall  mean  all  intellectual  and
similar property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

                  "Inventory" shall mean all goods of any Grantor, whether now owned or hereafter acquired, held for sale or lease, or furnished or to be furnished by any Grantor under contracts of service, or consumed in any Grantor's business, including raw materials, intermediates, work in process, packaging materials, finished goods, semi-finished inventory, scrap inventory, manufacturing supplies and spare parts, and all such goods that have been returned to or repossessed by or on behalf of any Grantor.

                  "License" shall mean any Patent License, Trademark License, Copyright License or other license or sublicense to which any Grantor is a party, including those listed on Schedule III (other than those license agreements in existence on the date hereof and listed on Schedule III and those license agreements entered into after the date hereof, which by their terms prohibit assignment or a grant of a security interest by such Grantor as licensee thereunder). The Secured Parties shall have a security interest in all authorizations issued by the Federal Communications Commission ("FCC") or any state or local regulatory agency to the maximum extent permitted by law, including, without limitation, the right to receive all proceeds derived from or in connection with the sale, assignment or transfer of such authorizations.

                  "Obligations" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

                  "Patent License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

                  "Patents" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule IV, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

                  "Perfection Certificate" shall mean a certificate substantially in the form of Annex 1 hereto, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Financial Officer and the chief legal officer of the Borrower.

                  "Proceeds" shall mean any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property which constitutes Collateral, and shall include, (a) any claim of any Grantor against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (i) past, present or future infringement of any Patent now or hereafter owned by any Grantor, or licensed under a Patent License, (ii) past, present or future infringement or dilution of any Trademark now or hereafter owned by any Grantor or licensed under a Trademark License or injury to the goodwill associated with or symbolized by any Trademark now or hereafter owned by any Grantor, (iii) past, present or future breach of any License and (iv) past, present or future infringement of any Copyright now or hereafter owned by any Grantor or licensed under a Copyright License and (b) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "Secured Parties" shall mean (a) the Lenders, (b) the Administrative Agent, (c) the Collateral Agent, (d) the Fronting Banks, (e) each counterparty to an Interest Rate Protection Agreement entered into with the Borrower if such counterparty was a Lender at the time the Interest Rate Protection Agreement was entered into, (f) the beneficiaries of each indemnification obligation undertaken by any Grantor under any Loan Document and
(g) the successors and assigns of each of the foregoing.

                  "Security Interest" shall have the meaning assigned to such term in Section 2.01.

                  "Trademark License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

                  "Trademarks" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office, any State of the United States or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule V, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

                  SECTION   1.03.   Rules  of   Interpretation.   The  rules  of
interpretation specified in Section 1.02 of the Credit Agreement shall be applicable to this Agreement.


                                   ARTICLE II

                                Security Interest

                  SECTION 2.01. Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in, all of such Grantor's right, title and interest in, to and under the Collateral, whether now owned or any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (the "Security Interest"). Without limiting the foregoing, the Collateral Agent is hereby authorized to file one or more financing statements (including fixture filings), continuation statements, filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

                  SECTION 2.02. No Assumption of Liability. The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

                                   ARTICLE III

                         Representations and Warranties

                  The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

                  SECTION 3.01. Title and Authority. Each Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval which has been obtained.

                  SECTION 3.02. Filings. (a) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete. Fully executed Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Collateral have been delivered to the Collateral Agent for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate, which are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

                  (b) Each Grantor shall ensure and represents and warrants that fully executed security agreements in the form hereof and containing a description of all Collateral consisting of Intellectual Property shall have been received and recorded within three months after the execution of this Agreement with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and within one month after the execution of this Agreement with respect to United States registered Copyrights for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. ss. 261, 15 U.S.C. ss. 1060 or 17 U.S.C. ss. 205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, or in any other necessary jurisdiction, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

                  SECTION 3.03. Validity of Security Interest. The Security Interest constitutes (a) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations, (b) subject to the filings described in Section 3.02 above, a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (c) a security interest that shall be perfected in all Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, within the three month period (commencing as of the date hereof) pursuant to 35 U.S.C. ss. 261 or 15
U.S.C. ss. 1060 or the one month period (commencing as of the date hereof) pursuant to 17 U.S.C. ss. 205 and otherwise as may be required pursuant to the laws of any other necessary jurisdiction. The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than Liens expressly permitted to be prior to the Security Interest pursuant to Section 6.02 of the Credit Agreement.

                  SECTION 3.04. Absence of Other Liens. The Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement. The Grantor has not filed or consented to the filing of (a) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral, (b) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (c) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to
Section 6.02 of the Credit Agreement.

                                   ARTICLE IV

                                    Covenants

                  SECTION 4.01. Change of Name; Location of Collateral; Records; Place of Business. (a) Each Grantor agrees promptly to notify the Collateral Agent in writing of any change (i) in its corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility),
(iii) in its identity or corporate structure or (iv) in its Federal Taxpayer Identification Number. Each Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral for which perfection or priority, as the case may be, may be established by any such filings. Each Grantor agrees promptly to notify the Collateral Agent if any material portion of the Collateral owned or held by such Grantor is damaged or destroyed.


                  (b) Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral, and, at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail satisfactory to the Collateral Agent showing the identity, amount and location of any and all Collateral.

                  SECTION 4.02. Periodic Certification. Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 5.04 of the Credit Agreement, the Borrower shall deliver to the Collateral Agent a certificate executed by a Financial Officer and the chief legal officer of the Borrower (a) setting forth the information required pursuant to Section 2 of the Perfection Certificate or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to Section 4.02 and (b) certifying that all Uniform Commercial Code financing statements
(including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (a) above to the extent necessary to protect and perfect the Security Interest for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period). Each certificate delivered pursuant to this Section 4.02 shall identify in the format of Schedule II, III, IV or V, as applicable, all Intellectual Property of any Grantor in existence on the date thereof and not then listed on such Schedules or previously so identified to the Collateral Agent.

                  SECTION 4.03. Protection of Security. Each Grantor shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral against all persons and to defend the Security Interest of the Collateral Agent in the Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 6.02 of the Credit Agreement.

                  SECTION 4.04. Further Assurances. Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.

                  Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule II, III, IV or V hereto or adding additional schedules hereto to specifically identify any asset or item that may constitute Copyrights, Licenses, Patents or Trademarks; provided, however, that any Grantor shall have the right, exercisable within 10 days after it has been notified by the Collateral Agent of the specific identification of such Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Collateral. Each Grantor agrees that it will use its best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Collateral.

                  Each Grantor further agrees that if any authorization of such Grantor excluded from the Collateral pursuant to the final sentence of the definition of "License" could be included therein with the receipt of any approval of, or the taking of any action by, any Governmental Authority, such Grantor shall use its best efforts to obtain such approval or action as expeditiously as possible.

                  SECTION 4.05. Inspection and Verification. The Collateral Agent and such persons as the Collateral Agent may reasonably designate shall have the right, at the Grantors' own cost and expense, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss the Grantors' affairs with the officers of the Grantors and their independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of Accounts or Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Collateral for the purpose of making such a verification. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party (it being understood that any such information shall be deemed to be "Information" subject to the provisions of Section 9.16 of the Credit Agreement).

                  SECTION 4.06. Taxes; Encumbrances. At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted pursuant to Section 6.02 of the Credit Agreement, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.06 shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

                  SECTION 4.07. Assignment of Security Interest. If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other person to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other person granting the security interest.

                  SECTION 4.08. Continuing Obligations of the Grantors. Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

                  SECTION 4.09. Use and Disposition of Collateral. None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Collateral or shall grant any other Lien in respect of the Collateral, except as expressly permitted by Section 6.02 of the Credit Agreement. None of the Grantors shall make or permit to be made any transfer of the Collateral and each Grantor shall remain at all times in possession of the Collateral owned by it, except that (a) Inventory may be sold in the ordinary course of business and (b) unless and until the Collateral Agent shall notify the Grantors that an Event of Default shall have occurred and be continuing and that during the continuance thereof the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Collateral (which notice may be given by telephone if promptly confirmed in writing), the Grantors may use and dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document. Without limiting the generality of the foregoing, each Grantor agrees that it shall not permit any Inventory to be in the possession or control of any warehouseman, bailee, agent or processor at any time unless such warehouseman, bailee, agent or processor shall have been notified of the Security Interest and shall have agreed in writing to hold the Inventory subject to the Security Interest and the instructions of the Collateral Agent and to waive and release any Lien held by it with respect to such Inventory, whether arising by operation of law or otherwise.

                  SECTION 4.10. Limitation on Modification of Accounts. None of the Grantors will, without the Collateral Agent's prior written consent, grant any extension of the time of payment of any of the Accounts Receivable, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged.

                  SECTION 4.11. Insurance. The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with Section 5.02 of the Credit Agreement. Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this Section 4.11, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.

                  SECTION 4.12.  Legend.  Each Grantor shall legend, in form and manner satisfactory to the Collateral Agent, its Accounts Receivable and its books, records and documents evidencing or pertaining thereto with an appropriate reference to the fact that such Accounts Receivable have been assigned to the Collateral Agent for the benefit of the Secured Parties and that the Collateral Agent has a security interest therein.

                  SECTION 4.13. Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Each Grantor agrees that it will not, nor will it permit any of its licensees to, do any act, or omit to do any act, whereby any Patent which is material to the conduct of such Grantor's business may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

                  (b) Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor's business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and
(iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

                  (c) Each Grantor (either itself or through licensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.

                  (d) Each Grantor shall notify the Collateral Agent immediately if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

                  (e) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, unless it promptly informs the Collateral Agent, and, upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Collateral Agent's security interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

                  (f) Each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor's business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

                  (g) In the event that any Grantor has reason to believe that any Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor's business has been or is about to be infringed, misappropriated or diluted by a third party, such Grantor promptly shall notify the Collateral Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

                  (h) Upon and during the continuance of an Event of Default, each Grantor shall use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all of such Grantor's right, title and interest thereunder to the Collateral Agent or its designee.


                                    ARTICLE V

                                Power of Attorney



                  Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent and attorney-in-fact, and in such capacity the Collateral Agent shall have the right, with power of substitution for each Grantor and in each Grantor's name or otherwise, for the use and benefit of the Collateral Agent and the Secured Parties, upon the occurrence and during the continuance of an Event of Default (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (h) subject to the mandatory requirements of applicable law, to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes, including assigning any contract to any Subsidiary or any other person at any time during the continuance of any Event of Default; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent or any Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or any Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Collateral Agent or any Secured Party with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Grantor or to any claim or action against the Collateral Agent or any Secured Party. It is understood and agreed that the appointment of the Collateral Agent as the agent and attorney-in-fact of the Grantors for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Article V shall in no event relieve any Grantor of any of its obligations hereunder or under any other Loan Document with respect to the Collateral or any part thereof or impose any obligation on the Collateral Agent or any Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Collateral Agent or any Secured Party of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, under any other Loan Document, by law or otherwise.


                                   ARTICLE VI

                                    Remedies

                  SECTION 6.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantors to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any such Collateral throughout the universe on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the
Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

                  The Collateral Agent shall give the Grantors 10 days' written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

                  SECTION 6.02. Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

                  FIRST, to the payment of all costs and expenses incurred by the Administrative Agent or the Collateral Agent (in its capacity as such hereunder or under any other Loan Document) in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

                  SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

                  THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

                  SECTION 6.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Article at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sub-license any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent shall be exercised, at the option of the Collateral Agent, upon the occurrence and during the continuation of an Event of Default; provided that any license, sub-license or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.


                                   ARTICLE VII

                                  Miscellaneous

                  SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Guarantor shall be given to it at its address or telecopy number set forth on Schedule I, with a copy to the Borrower.

                  SECTION 7.02. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

                  SECTION 7.03. Survival of Agreement. All covenants, agreements, representations and warranties made by any Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the making by the Lenders of the Loans, and the execution and delivery to the Lenders of any notes evidencing such Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

                  SECTION 7.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

                  SECTION  7.05.  Successors  and  Assigns.   Whenever  in  this
Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

                  SECTION 7.06. Collateral Agent's Fees and Expenses; Indemnification. (a) Each Grantor jointly and severally agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or (iv) the failure of any Grantor to perform or observe any of the provisions hereof.

                  (b) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

                  (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any Lender. All amounts due under this Section 7.06 shall be payable on written demand therefor.

                  SECTION 7.07. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE
OF NEW YORK.

                  SECTION 7.08. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the Collateral Agent, the Fronting Banks, the Administrative Agent and the Lenders under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances.

                  (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement.

                  SECTION 7.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS
APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.09.

                  SECTION 7.10. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 7.11 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract (subject to Section 7.04), and shall become effective as provided in Section 7.04. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  SECTION 7.12. Headings. Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

                  SECTION 7.13. Jurisdiction; Consent to Service of Process. (a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent, the Administrative Agent, the Fronting Banks or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Grantor or its properties in the courts of any jurisdiction.

                  (b) Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement will affected the right of any party to this Agreement to serve process in any other manner permitted by law.

                  SECTION 7.14. Termination. This Agreement and the Security Interest shall terminate when all the Obligations have been indefeasibly paid in full, the Lenders have no further commitment to lend, the L/C Exposure has been reduced to zero and the Fronting Banks have no further commitment to issue Letters of Credit under the Credit Agreement, at which time the Collateral Agent shall execute and deliver to the Grantors, at the Grantors' expense, all Uniform Commercial Code termination statements and similar documents which the Grantors shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 7.14 shall be without recourse to or warranty by the Collateral Agent. A Subsidiary Guarantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Subsidiary Guarantor shall be automatically released in the event that all the capital stock of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of to a person that is not an Affiliate of the Borrower in accordance with the terms of the Credit Agreement; provided that the Required Lenders shall have consented to such sale, transfer or other disposition (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

                  SECTION 7.15. Additional Grantors. Upon execution and delivery by the Collateral Agent and a Subsidiary of an instrument in the form of Annex 2 hereto, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.


         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.




                                            SHARED TECHNOLOGIES FAIRCHILD INC.,

                                               by
                                                  --------------------------
                                                  Name:
                                                  Title:


                                            SHARED TECHNOLOGIES FAIRCHILD
                                            COMMUNICATIONS CORP.,

                                               by
                                                 --------------------------
                                                  Name:
                                                  Title: Authorized Officer




                                            EACH OF THE SUBSIDIARY GUARANTORS
                                            LISTED ON SCHEDULE I HERETO,

                                               by
                                                 --------------------------
                                                  Name:
                                                  Title:  Authorized Officer

                                            CREDIT SUISSE, as Collateral Agent,

                                               by
                                                 --------------------------
                                                  Name:
                                                  Title:


                                               by
                                                 --------------------------
                                                  Name:
                                                  Title:

                                                                      SCHEDULE I


                              SUBSIDIARY GUARANTORS

                                                                     SCHEDULE II


                                   COPYRIGHTS

                                                                    SCHEDULE III


                                    LICENSES

                                                                     SCHEDULE IV


                                     PATENTS

                                                                      SCHEDULE V


                                   TRADEMARKS

                                                                  Annex 1 to the
                                                              Security Agreement


                                    [Form Of]
                             PERFECTION CERTIFICATE


                  Reference is made to (a) the Credit Agreement dated as of March 12, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, STFI, the lenders from time to time party thereto (the "Lenders"), Credit Suisse, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, the fronting banks listed on
Schedule 2.20 (the "Fronting Banks"), and each of Citicorp USA, Inc. and NationsBank, as documentation agent (individually and collectively in such capacity, the "Documentation Agent"), (b) the Parent Guarantee Agreement dated as of March 12, 1996 (as amended, supplemented or otherwise modified from time to time, the "Parent Guarantee Agreement"), between STFI and the Collateral Agent and (c) the Subsidiary Guarantee Agreement dated as of March 12, 1996 (as amended, supplemented or otherwise modified from time to time, the "Subsidiary Guarantee Agreement"), among the Subsidiary Guarantors and the Collateral Agent.

                  The undersigned, a Financial Officer and a Legal Officer, respectively, of STFI, hereby certify to the Collateral Agent and each other Secured Party as follows:

                  1. Names. (a) The exact corporate name of each Grantor, as such name appears in its respective certificate of incorporation, is as follows:

                  (b) Set forth below is each other corporate name each Grantor has had in the past five years, together with the date of the relevant change:

                  (c) Except as set forth in Schedule 1 hereto, no Grantor has changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization. If any such change has occurred, include in Schedule 1 the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.

                  (d) The following is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

                  (e) Set forth below is the Federal Taxpayer Identification Number of each Grantor:

         2. Current Locations. (a) The chief executive office of each Grantor is located at the address set forth opposite its name below:

Grantor           Mailing Address           County            State

        (b) Set forth below opposite the name of each Grantor are all locations where such Grantor maintains any books or records relating to any Accounts Receivable (with each location at which chattel paper, if any, is kept being indicated by an "*"):

Grantor           Mailing Address           County            State



         (c) Set forth below opposite the name of each Grantor are all the places of business of such Grantor not identified in paragraph (a) or (b) above:

Grantor           Mailing Address           County            State



         (d) Set forth below opposite the name of each Grantor are all the locations where such Grantor maintains any Collateral not identified above:

Grantor           Mailing Address           County            State



         (e) Set forth below opposite the name of each Grantor are the names and addresses of all persons other than such Grantor that have possession of any of the Collateral of such Grantor:

Grantor           Mailing Address           County            State



         3. Unusual Transactions. All Accounts Receivable have been originated by the Grantors and all Inventory has been acquired by the Grantors in the ordinary course of business.

         4. File Search Reports. Attached hereto as Schedule 4(A) are true copies of file search reports from the Uniform Commercial Code filing offices where filings described in Section 3.19 of the Credit Agreement are to be made. Attached hereto as Schedule 4(B) is a true copy of each financing statement or other filing identified in such file search reports.

         5. UCC Filings. Duly signed financing statements on Form UCC-1 in substantially the form of Schedule 5 hereto have been prepared for filing in the Uniform Commercial Code filing office in each jurisdiction where a Grantor has Collateral as identified in Section 2 hereof.

         6. Schedule of Filings. Attached hereto as Schedule 6 is a schedule setting forth, with respect to the filings described in Section 5 above, each filing and the filing office in which such filing is to be made.

         7. Filing Fees. All filing fees and taxes payable in connection with the filings described in Section 5 above have been paid.

         8. Stock Ownership. Attached hereto as Schedule 8 is a true and correct list of all the duly authorized, issued and outstanding stock of each Subsidiary and the record and beneficial owners of such stock. Also set forth on Schedule 8 is each equity Investment of STFI and each Subsidiary that represents 50% or less of the equity of the entity in which such investment was made.

         9. Notes. Attached hereto as Schedule 9 is a true and correct list of all notes held by STFI and each Subsidiary and all intercompany notes between STFI and each Subsidiary of STFI and between each Subsidiary of STFI and each other such Subsidiary.

         10. Advances. Attached hereto as Schedule 10 is (a) a true and correct list of all advances made by STFI to any Subsidiary of STFI or made by any Subsidiary of STFI to STFI or any other Subsidiary of STFI, which advances will be on and after the date hereof evidenced by one or more intercompany notes pledged to the Collateral Agent under the Pledge Agreement, and (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to STFI or any Subsidiary of STFI.

         11. Mortgage Filings. Attached hereto as Schedule 11 is a schedule setting forth, with respect to each Mortgaged Property, (i) the exact corporate name of the corporation that owns such property as such name appears in its certificate of incorporation, (ii) if different from the name identified pursuant to clause (i), the exact name of the current record owner of such property reflected in the records of the filing office for such property identified pursuant to the following clause and (iii) the filing office in which a Mortgage with respect to such property must be filed or recorded in order for the Collateral Agent to obtain a perfected security interest therein.


                  IN WITNESS WHEREOF, the undersigned have duly executed this certificate on this [ ] day of [ ].


                                            SHARED TECHNOLOGIES INC.,



                                             by
                                               --------------------------
                                               Name:
                                               Title:[Financial Officer]


                                             by
                                               --------------------------
                                               Name:
                                               Title: [Legal Officer]

                                                                  Annex 2 to the
                                                              Security Agreement




                           SUPPLEMENT  NO.  __  dated  as of , to  the  Security
                  Agreement dated as of March 12, 1996, among SHARED TECHNOLOGIES FAIRCHILD COMMUNICATIONS CORP., a Delaware corporation (the "Borrower"), SHARED TECHNOLOGIES INC., a Delaware corporation ("STFI"), each subsidiary of the Borrower listed on Schedule I thereto (each such subsidiary individually a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors"; the Subsidiary Guarantors, STFI and the Borrower are referred to collectively herein as the "Grantors") and CREDIT SUISSE, a bank organized under the laws of Switzerland, acting through its New York branch ("Credit Suisse"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined herein).

                  A. Reference is made to (a) the Credit Agreement dated as of March 12, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, STFI, the lenders from time to time party thereto (the "Lenders"), Credit Suisse, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, the fronting banks listed on
Schedule 2.20 (the "Fronting Banks"), and each of Citicorp USA, Inc. and NationsBank, N.A., as documentation agent (individually and collectively in such capacity, the "Documentation Agent") and (b) the Parent Guarantee Agreement dated as of March 12, 1996 (as amended, supplemented or otherwise modified from time to time, the "Parent Guarantee Agreement"), between STFI and the Collateral Agent and (c) the Subsidiary Guarantee Agreement dated as of March 12, 1996 (as amended, supplemented or otherwise modified from time to time, the "Subsidiary Guarantee Agreement"), among the Subsidiary Guarantors and the Collateral Agent.

                  B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement and the Credit Agreement.

                  C. The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans and the Fronting Banks to issue Letters of Credit. Section 7.15 of Security Agreement provides that additional Subsidiaries of STFI, the Borrower and the Subsidiaries may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Grantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce the Lenders to make additional Loans and the Fronting Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

                  Accordingly, the Collateral Agent and the New Grantor agree as follows:

                  SECTION 1. In accordance with Section 7.15 of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Obligations (as defined in the Security Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the

New Grantor's right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Grantor. Each reference to a "Grantor" in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.

                  SECTION 2. The New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                  SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

                  SECTION 4. The New Grantor hereby represents and warrants that
(a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Grantor and (b) set forth under its signature hereto, is the true and correct location of the chief executive office of the New Grantor.

                  SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

                  SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Security Agreement. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth under its signature below.

                  SECTION 9. The New Grantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.


                  IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.



                                         [Name Of New Grantor],

                                           by
                                             --------------------------
                                             Name:
                                             Title:
                                             Address:




                                          CREDIT SUISSE, as Collateral Agent,

                                           by
                                             --------------------------
                                             Name:
                                             Title:

                                           by
                                             --------------------------
                                             Name:
                                             Title:

                                                                      SCHEDULE I
                                                     to Supplement No.___ to the
                                                              Security Agreement




                             LOCATION OF COLLATERAL



Description                                                   Location

                                                                       EXHIBIT H




                                            SUBSIDIARY GUARANTEE AGREEMENT dated
                           as of March 13, 1996, among each of the subsidiaries listed on Schedule I hereto (each such subsidiary individually, a "Guarantor" and collectively, the "Guarantors") of SHARED TECHNOLOGIES FAIRCHILD COMMUNICATIONS CORP., a Delaware corporation (the "Borrower"), or SHARED TECHNOLOGIES FAIRCHILD INC., a Delaware corporation ("STFI"), and CREDIT SUISSE, a bank organized under the laws of Switzerland, acting through its New York branch, as collateral agent (the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

                  Reference is made to the Credit Agreement dated as of March 12, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, STFI, the lenders from time to time party thereto (the "Lenders"), Credit Suisse, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, the fronting banks listed on Schedule
2.20 (the "Fronting Banks"), and each of Citicorp USA, Inc. and NationsBank, N.A., as documentation agent (individually and collectively in such capacity, the "Documentation Agent"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                  The Lenders have agreed to make Loans to the Borrower, and the Fronting Banks have agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Guarantors is a wholly owned Subsidiary of the Borrower and acknowledges that it will derive substantial benefit from the making of the Loans by the Lenders, and the issuance of the Letters of Credit by the Fronting Banks. The obligations of the Lenders to make Loans and of the Fronting Banks to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Guarantors of a Guarantee Agreement in the form hereof. As consideration therefor and in order to induce the Lenders to make Loans and the Fronting Banks to issue Letters of Credit, the Guarantors are willing to execute this Agreement.

                  Accordingly, the parties hereto agree as follows:

                  SECTION 1. Guarantee. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, (a) the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and
(iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Loan Parties to the Secured Parties under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Loan Parties under or pursuant to the Credit Agreement and the other Loan Documents and (c) unless otherwise agreed upon in writing by the applicable Lender party thereto, all obligations of the Borrower, monetary or otherwise, under each Interest Rate Protection Agreement entered into with a counterparty that was a Lender at the time such Interest Rate Protection Agreement was entered into (all the monetary and other obligations referred to in the preceding clauses (a) through (c) being collectively called the "Obligations"). Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation. Each Guarantor further agrees that (a) the maturity of the Obligations guaranteed hereby may be accelerated as provided in Article VII of the Credit Agreement for the purposes of such Guarantor's guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in such Article VII, such Obligations (whether or not due and payable) shall forthwith become due and payable by such Guarantor for the purposes of this Section.

                  Anything   contained   in  this   Agreement  to  the  contrary
notwithstanding, the obligations of each Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render such Guarantor's obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provisions of applicable state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor (a) in respect of intercompany indebtedness to the Borrower or Affiliates of the Borrower to the extent that such indebtedness would be discharged in an amount equal to or offset by the amount paid by such Guarantor hereunder and (b) under any Guarantee of senior unsecured indebtedness or Indebtedness subordinated in right of payment to the Obligations which Guarantee contains a limitation as to maximum amount similar to that set forth in this paragraph, pursuant to which the liability of such Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Guarantor pursuant to (i) applicable law or (ii) any agreement providing for an equitable allocation among such Guarantor and other Affiliates of the Borrower of obligations arising under Guarantees by such parties (including the Indemnity, Subrogation and Contribution Agreement).

                  SECTION 2. Obligations Not Waived. To the fullest extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or any other Guarantor under the provisions of the Credit Agreement, any other Loan Document or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of this Agreement, any other Loan Document, any Guarantee or any other agreement, including with respect to any other Guarantor under this Agreement or (c) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Collateral Agent or any other Secured Party.

                  SECTION 3. Security. Each of the Guarantors authorizes the Collateral Agent and each of the other Secured Parties, to (a) take and hold security for the payment of this Guarantee and the

Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine and (c) release or substitute any one or more endorsees, other guarantors of other obligors.

                  SECTION 4. Guarantee of Payment. Each Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Borrower or any other person.

                  SECTION 5. No Discharge or Diminishment of Guarantee. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of each Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).

                  SECTION 6. Defenses of Borrower Waived. To the fullest extent permitted by applicable law, each of the Guarantors waives any defense based on or arising out of any defense of the Borrower or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower, other than the final and indefeasible payment in full in cash of the Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other guarantor or exercise any other right or remedy available to them against the Borrower or any other guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully, finally and indefeasibly paid in cash. Pursuant to applicable law, each of the Guarantors waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Guarantor or guarantor, as the case may be, or any security.

                  SECTION 7. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent or such other Secured Party as designated thereby in cash the amount of such unpaid Obligations. Upon payment by any Guarantor of any sums to the Collateral

Agent or any Secured Party as provided above, all rights of such Guarantor against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations. In addition, any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated in right of payment to the prior payment in full of the Obligations. If any amount shall erroneously be paid to any Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of the Borrower, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Collateral Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

                  SECTION 8. Information. Each of the Guarantors assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

                  SECTION 9. Representations and Warranties. Each of the Guarantors represents and warrants as to itself that all representations and warranties relating to it contained in the Credit Agreement are true and correct.

                  SECTION 10. Termination. The Guarantees made hereunder (a) shall terminate when all the Obligations have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the L/C Exposure has been reduced to zero and the Fronting Banks have no further obligation to issue Letters of Credit under the Credit Agreement and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party or any Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise.

                  SECTION 11. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Collateral Agent, and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Guarantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Guarantor, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void). If all of the capital stock of a Guarantor is sold, transferred or otherwise disposed of pursuant to a transaction permitted by Section 6.05 of the Credit Agreement, such Guarantor shall be released from its obligations under this Agreement without further action. This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

                  SECTION 12. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.

                  (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantors with respect to which such waiver, amendment or modification relates and the Collateral Agent, with the prior written consent of the Required Lenders (except as otherwise provided in the Credit Agreement).

                  SECTION 13. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW
YORK.

                  SECTION 14. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to each Guarantor shall be given to it at its address set forth in Schedule I with a copy to the Borrower.

                  SECTION 15. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Fronting Banks regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid or the L/C Exposure does not equal zero and as long as the Commitments and the L/C Commitment have not been terminated.

                  (b) In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 16. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 11. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION   17.   Rules   of   Interpretation.   The   rules  of
interpretation specified in Section 1.02 of the Credit Agreement shall be applicable to this Agreement.

                  SECTION 18. Jurisdiction; Consent to Service of Process. (a) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Guarantor or its properties in the courts of any jurisdiction.

                  (b) Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 14. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  SECTION 19. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 19.

                  SECTION 20. Additional Guarantors. Pursuant to Section 5.11 of the Credit Agreement, each Subsidiary of STFI, the Borrower or any Subsidiary that was not in existence on the date of the Credit Agreement is required to enter into this Agreement as a Guarantor upon becoming a

Subsidiary. Upon execution and delivery after the date hereof by the Collateral Agent and such a Subsidiary of an instrument in the form of Annex 1, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

                  SECTION 21. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Secured Party to or for the credit or the account of any Guarantor against any or all the obligations of such Guarantor now or hereafter existing under this Agreement and the other Loan Documents held by such Secured Party, irrespective of whether or not such Secured Party shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. The rights of each Secured Party under this Section 21 are in addition to other rights and remedies (including other rights of setoff) which such Secured Party may have.


                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                             EACH OF THE SUBSIDIARIES
                                             LISTED ON SCHEDULE I HERETO,

                                             by
                                                 -----------------------
                                                 Name:
                                                 Title:


                                             CREDIT SUISSE, as Collateral Agent,

                                               by
                                                 -----------------------
                                                 Name:
                                                 Title:

                                               by
                                                 -----------------------
                                                 Name:
                                                 Title:

                                                               SCHEDULE I TO THE
                                                             GUARANTEE AGREEMENT



       Guarantor                                            Address

                                                                  Annex 1 to the
                                                  Subsidiary Guarantee Agreement









                                            SUPPLEMENT  NO. dated as of , to the
                           Subsidiary Guarantee Agreement dated as of March 12, 1996, among each of the subsidiaries listed on
                           Schedule   I   thereto    (each    such    subsidiary
                           individually, a "Guarantor" and collectively, the "Guarantors") of SHARED TECHNOLOGIES FAIRCHILD COMMUNICATIONS CORP., a Delaware corporation (the "Borrower"), or SHARED TECHNOLOGIES FAIRCHILD INC., a Delaware corporation ("STFI"), and CREDIT SUISSE, a bank organized under the laws of Switzerland, acting through its New York branch, as collateral agent
                           (the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

                  A. Referance is made to the Credit Agreement dated as of March 12, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, STFI, the lenders from time to time party thereto (the "Lenders"), Credit Suisse, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, the fronting banks listed on Schedule
2.20 (the "Fronting Banks"), and each of Citicorp USA, Inc. and NationsBank, N.A., as documentation agent (individually and collectively in such capacity, the "Documentation Agent"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                  B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee Agreement and the Credit Agreement.

                  C. The Guarantors have entered into the Guarantee Agreement in order to induce the Lenders to make Loans and the Fronting Banks to issue Letters of Credit. Pursuant to Section 5.11 of the Credit Agreement, each Subsidiary of STFI, the Borrower or any Subsidiary that was not in existence or not a Subsidiary on the date of the Credit Agreement is required to enter into the Guarantee Agreement as a Guarantor upon becoming a Subsidiary. Section 20 of the Guarantee Agreement provides that additional Subsidiaries of the Borrower may become Guarantors under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of the Borrower (the "New Guarantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guarantee Agreement in order to induce the Lenders to make additional Loans and the Fronting Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

                  Accordingly, the Collateral Agent and the New Guarantor agree as follows:

                  SECTION 1. In accordance with Section 20 of the Guarantee Agreement, the New Guarantor by its signature below becomes a Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby (a) agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a "Guarantor" in the Guarantee Agreement shall be deemed to include the New Guarantor. The Guarantee Agreement is hereby incorporated herein by reference.

                  SECTION 2. The New Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                  SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

                  SECTION 4. Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.

                  SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 14 of the Guarantee Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature below, with a copy to the Borrower.

                  SECTION 8. The New Guarantor agrees to reimburse the Collateral Agent for its out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for the Collateral Agent.


                  IN WITNESS WHEREOF, the New Guarantor and the Collateral Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.



                                           [Name Of New Guarantor],

                                              by
                                                --------------------------
                                                 Name:
                                                 Title:
                                                 Address:





                                           CREDIT SUISSE, as Collateral Agent,

                                              by
                                                --------------------------
                                                 Name:
                                                 Title:

                                              by
                                                --------------------------
                                                 Name:
                                                 Title:

                                                                   SCHEDULE 2.01



                                      Revolving                                                                Lenders'
                                       Credit              Tranche A Term           Tranche B Term            Aggregate
          Lenders                    Commitments          Loan Commitments         Loan Commitments          Commitments

Credit Suisse                        $5,555,555.56           $11,111,111.11          $30,000,000.00          $46,666,666.67

Citicorp USA, Inc.                    5,555,555.56            11,111,111.11                    0.00           16,666,666.67

NationsBank, N.A.                     5,555,555.55            11,111,111.11                    0.00           16,666,666.66

First Source
    Financial, LLP                    5,000,000.00            10,000,000.00                    0.00           15,000,000.00

Caisse Nationale
    de Credit
    Agricole                          3,333,333.33             6,666,666.67                    0.00           10,000,000.00

CHL High Yield
    Loan Portfolio                            0.00                     0.00           10,000,000.00           10,000,000.00

Pilgrim Prime Rate
    Trust                                     0.00                     0.00           10,000,000.00           10,000,000.00

VanKampen American
    Capital, Prime
    Rate Income
    Trust                                     0.00                     0.00           10,000,000.00           10,000,000.00

Merrill Lynch
    Senior High
    Income
    Portfolio                                 0.00                     0.00            5,000.000.00            5,000,000.00


Senior Floating
    Rate Fund, Inc.                           0.00                     0.00            5,000,000.00            5,000,000.00
                            ---------------------- ------------------------ ----------------------- -----------------------

                            ........$25,000,000.00           $50,000,000.00          $70,000,000.00         $145,000,000.00
                            ====================== ======================== ======================= =======================




                                                                   Schedule 2.20










                                 Fronting Banks


Credit Suisse

                                                                Schedule 4.02(a)




1.       Opinion of Cahill, Gordon & Reindel, counsel for The
         Fairchild Corporation and RHI

2. Opinion of Swidler & Berlin, special regulatory counsel for STFI and the Borrower

3.       Opinion of Finn Dixon & Herling, Connecticut counsel

4.       Opinion of Richards, Layton & Finger, counsel for STFI

5.       Opinion of Stuart Meister, Vice President Law and
         Administration of Fairchild Communications Services
         Company

                                                                   SCHEDULE 6.11



                                              Minimum EBITDA

Period From April 1, 1996 Ending                                           EBITDA
--------------------------------                                           ------

June 30, 1996                                                              8,000,000
September 30, 1996                                                        20,000,000
December 31, 1996                                                         30,000,000

4 Quarter Period Ending

March 31, 1997                                                            40,000,000
June 30, 1997                                                             42,000,000
September 30, 1997                                                        43,000,000
December 31, 1997                                                         43,000,000
March 31, 1998                                                            46,000,000
June 30, 1998                                                             46,000,000
September 30, 1998                                                        49,000,000
December 31, 1998                                                         49,000,000
March 31, 1999                                                            53,000,000
June 30, 1999                                                             53,000,000
September 30, 1999                                                        55,000,000
December 31, 1999                                                         55,000,000
March 31, 2000                                                            58,000,000
June 30, 2000                                                             58,000,000
September 30, 2000                                                        60,000,000
December 31, 2000                                                         60,000,000
March 31, 2001                                                            63,000,000
June 30, 2001                                                             63,000,000
September 30, 2001                                                        66,000,000
December 31, 2001                                                         66,000,000
March 31, 2002                                                            69,000,000
June 30, 2002                                                             69,000,000
September 30, 2002                                                        72,000,000
December 31, 2002                                                         72,000,000
March 31, 2003                                                            76,000,000


                                                                   SCHEDULE 6.13



                                              Leverage Ratio

Period From April 1, 1996 Ending                                          Ratio
--------------------------------                                          -----

September 30, 1996                                                        6.10
December 31, 1996                                                         6.00

4 Quarter Period Ending

March 31, 1997                                                            6.00
June 30, 1997                                                             5.70
September 30, 1997                                                        5.50
December 31, 1997                                                         5.50
March 31, 1998                                                            5.00
June 30, 1998                                                             5.00
September 30, 1998                                                        4.65
December 31, 1998                                                         4.65
March 31, 1999                                                            4.25
June 30, 1999                                                             4.25
September 30, 1999                                                        4.25
December 31, 1999                                                         4.25
March 31, 2000                                                            3.75
June 30, 2000                                                             3.75
September 30, 2000                                                        3.75
December 31, 2000                                                         3.75
March 31, 2001                                                            3.25
June 30, 2001                                                             3.25
September 30, 2001                                                        3.25
December 31, 2001                                                         3.25
March 31, 2002                                                            3.00
June 30, 2002                                                             3.00
September 30, 2002                                                        3.00
December 31, 2002                                                         3.00
March 31, 2003                                                            3.00


                                                                   SCHEDULE 6.14



                                      Interest Expense Coverage Ratio

Period From April 1, 1996 Ending                                          Ratio
--------------------------------                                          -----

June 30, 1996                                                             2.50
September 30, 1996                                                        3.00
December 31, 1996                                                         3.00

4 Quarter Period Ending

March 31, 1997                                                            3.00
June 30, 1997                                                             3.25
September 30, 1997                                                        3.50
December 31, 1997                                                         3.50
March 31, 1998                                                            4.00
June 30, 1998                                                             4.00
September 30, 1998                                                        4.00
December 31, 1998                                                         4.00
March 31, 1999                                                            4.00
June 30, 1999                                                             2.00
September 30, 1999                                                        2.00
December 31, 1999                                                         2.00
March 31, 2000                                                            2.00
June 30, 2000                                                             2.25
September 30, 2000                                                        2.25
December 31, 2000                                                         2.25
March 31, 2001                                                            2.50
June 30, 2001                                                             2.50
September 30, 2001                                                        2.50
December 31, 2001                                                         2.50
March 31, 2002                                                            2.80
June 30, 2002                                                             2.80
September 30, 2002                                                        2.80
December 31, 2002                                                         2.80
March 31, 2003                                                            3.00

